UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8598

The Commerce Funds

(Exact name of registrant as specified in charter)

922 Walnut Fourth Floor Kansas City, Missouri 64106
(Address of principal executive offices) (Zip code)

W. Bruce McConnel, Esq.,

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-995-6365

Date of fiscal year end 10/31/03

Date of reporting period: 10/31/03

ITEM 1.	REPORTS TO SHAREHOLDERS

The following is a copy of the Annual Report to Shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

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The Commerce Funds

Annual Report
October 31, 2003

Ft. Abercrombie
Brecken-ridge
Ft. Ripley
Mille Lacs
Tchanchicanah L.
L. Traverse
Watab
Big Stone L.
Sauk Rapids
Humboldt
St. Cloud
Minnesota
St. Paul
Ft. Snelling
Hastings
Ft. Ridgely
L. Benton
St. Peter
L. Pepin
Winona
Mankato
South Bend
Owatonna
Richmond
Root R.
Flandreau
Lookout
Sioux Falls
Missouri Riv.
Ft. Randall
Niobrara R.
Calamus R.
North Branch
Ft. Calhoun
Omaha City
Bellevue
Grand I.
Plattsmouth
Nebraska City
Ft. Kearney
Council Bluffs
Des Moines
Winterset
Frankford
Chariton
Ottumwa
Burlington
Ft. Madison
Keokuk
Austin
Bedford
Princeton
Trenton
Monticello
Albany
Savannah
Salem
St. Joseph
Chillicothe
Palmyra
Hannibal
Atchison
Leavenworth City
Kansas R.
Ft. Riley
Topeka
Lecompton
Lawrence
Independence
Kansas City
Richmond
Bowling Green
Mexico
Franklin
Warrenton
Missouri R.
Jefferson City
Tuscumbia
St. Genevieve
Potosi
Fredericktown
Ironton
Ottumwa
Neosho City
Ft. Larned
Roscoe
Nevada
Waynesville
Greenfield
Springfield
Marshfield
Ellsworth
Carthage
Ozark
Vera Cruz
Forsyth
Alton
Ft. Wayne
Bentonville
Pocahontas
Yellville
Smithville
Jasper
Fayetteville
Lebanon
Batesville
Elizabeth
Ft. Gibson
Ft. Smith
Van Buren
Little Rock
Helena
Ft. Holmes
Ft. Cobb
Ft. Arbuckle
Ft. Washita
Ft. Towson
Arkadelphia
Mt. Ida
Red Bluff
Napoleon
Illinois
Quincy
Jacksonville
Springfield
Decatur
Peoria
Galena
Freeport
Rockford
Dixon
Madison
Prairie du Chien

commerce funds

For Your Life’s Direction

At The Commerce Funds, we’re committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 11 portfolios—each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all the stages of your life.

Behind each of our Funds is a carefully defined investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child’s education, or saving for a special need, you can find investment options at The Commerce Funds.

COMMERCE CORE EQUITY FUND

Core Equity Fund Overview

We present you with the annual report for Commerce Core Equity Fund for the one-year period ended October 31, 2003.

A conversation with Michael Marks, Portfolio Manager of the Core Equity Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.83% and 15.55%, respectively. These returns compare to the 20.80% and 16.87% cumulative total returns of the S&P 500 Index and the Lipper Large Cap Core Funds Index, respectively.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: During the reporting period, the Fund was able to provide solid returns to shareholders but it couldn’t match the superior returns of its benchmark, the S&P 500 Index. The Fund’s relative under performance was attributable to a more defensive positioning than that of its peer groups. In particular, the Fund was under exposed to the volatile electronic technology sector, which was the top performing group for the period. The majority of the Fund’s relative under performance occurred in the very first month of its fiscal year. During that time, the Fund’s position in Tenet Healthcare lost over a third of its value. This occurred following an announcement that Tenet Healthcare had aggressively billed Medicare and was being investigated by federal authorities.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: As the reporting period progressed, the economy gained momentum and the corporate profit picture improved. As such, we rotated the Fund out of defensive stocks and into companies that were more closely tied to economic growth. In particular, we reduced the Fund’s telecom, utilities and health care holdings, while increasing the Fund’s exposure to technology, consumer services, and transportation stocks.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: While the Fund was underweight in the electronic technology sector, it benefited from astute stock selection in this area. Examples of strong holdings included National Semiconductor*, which tripled in value during the period, Intel Corp.*, whose stock gained over 90%, and Cisco Systems* which gained 87%.

The Fund was also helped by some new purchases. For example, as of October 31, 2003, Yahoo’s* price has risen 80% since it was added to the portfolio in May 2003 and International Game Technology* has returned 70% since its purchase in February 2003.

Other stellar performers include eBay* (up 77%) and Symantec* (up 67%).

Q: What were some examples of strategies and holdings that didn’t work well for the Fund?

A: In the finance area, we focused the Fund’s holdings on bank and mortgage related firms and underweighted asset managers and brokerage. This focus hurt the Fund’s performance, as the latter two areas generated superior results. In addition, the Fund’s holding in the mortgage stock Freddie Mac* hurt performance when it reported accounting issues. The Fund’s holding in Fannie Mae was also a drag on results, as Freddie Mac’s issues adversely affected Fannie Mae.

* The Fund may cease investing in these securities at any time.

COMMERCE CORE EQUITY FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Core Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)	–6.87%	15.83%

Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	–7.08%	15.55%
Including sales charges (maximum sales charge 3.50%)	–8.23%	11.47%

S&P 500 Index(b)	–5.88%	20.80%

Lipper Large Cap Core Funds Index(c)	–6.65%	16.87%

Core Equity Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Large Cap Core Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies that have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE CORE EQUITY FUND

Statement of Investments

October 31, 2003

Shares	Description	Value

Common Stocks – 97.9%
Communications – 1.8%
107,210	Sprint Corp.	$ 1,715,360
89,460	Verizon Communications, Inc.	3,005,856

		4,721,216

Consumer Durables – 4.8%
67,840	Ethan Allen Interiors, Inc.	2,496,512
66,960	Fortune Brands, Inc.	4,362,444
68,480	General Motors Corp.	2,922,042
137,745	Leggett & Platt, Inc.	2,877,493

		12,658,491

Consumer Non-Durables – 4.5%
52,180	Anheuser-Busch Companies, Inc.	2,570,387
108,785	Jones Apparel Group, Inc.	3,753,082
57,335	The Procter & Gamble Co.	5,635,457

		11,958,926

Consumer Services – 7.3%
24,055	Clear Channel Communications, Inc.	981,925
84,430	eBay, Inc.*	4,723,014
160,715	Fox Entertainment Group, Inc.*	4,451,805
113,890	International Game Technology	3,729,898
163,875	McDonald’s Corp.	4,098,514
33,015	Viacom, Inc. Class B	1,316,308

		19,301,464

Distribution Services – 2.9%
41,890	Cardinal Health, Inc.	2,485,753
150,215	SYSCO Corp.	5,056,237

		7,541,990

Electronic Technology – 8.7%
240,590	Cisco Systems, Inc.*	5,047,578
123,120	Dell, Inc.*	4,447,094
183,790	Intel Corp.	6,074,260
130,775	National Semiconductor Corp.*	5,313,388
41,580	QUALCOMM, Inc.	1,975,050

		22,857,370

Energy Minerals – 4.0%
190,960	Exxon Mobil Corp.	6,985,317
77,905	Royal Dutch Petroleum Co.	3,457,424

		10,442,741

Finance – 23.3%
86,180	AFLAC, Inc.	3,143,847
158,755	Bank of America Corp.	12,022,516
67,325	Charter One Financial, Inc.	2,151,707
169,295	Citigroup, Inc.	8,024,583
22,975	Fifth Third Bancorp	1,331,631
70,840	Freddie Mac	3,976,249
67,645	Lehman Brothers Holdings, Inc.	4,870,440
53,510	Lincoln National Corp.	2,136,654
67,330	Merrill Lynch & Co., Inc.	3,985,936
201,665	Principal Financial Group, Inc.	6,322,198
38,590	SunTrust Banks, Inc.	2,588,231

Shares	Description	Value

Common Stocks – (continued)
Finance – (continued)
58,015	Wachovia Corp.	$ 2,661,148
116,145	Washington Mutual, Inc.	5,081,344
51,640	Wells Fargo & Co.	2,908,365

		61,204,849

Health Services – 4.4%
74,075	Aetna, Inc.	4,252,646
186,895	Lincare Holdings, Inc.*	7,277,691

		11,530,337

Health Technology – 9.2%
147,095	Amgen, Inc.*	9,084,587
43,590	Boston Scientific Corp.*	2,951,915
15,120	Chiron Corp.*	826,006
27,100	Genentech, Inc.*	2,221,387
18,655	Genzyme Corp.*	856,264
66,605	Johnson & Johnson	3,352,230
29,795	Medtronic, Inc.	1,357,758
18,165	Stryker Corp.	1,473,363
34,460	Zimmer Holdings, Inc.*	2,198,893

		24,322,403

Producer Manufacturing – 6.9%
65,640	3M Co.	5,177,027
88,655	Danaher Corp.	7,345,067
152,465	General Electric Co.	4,423,009
51,840	Herman Miller, Inc.	1,190,765

		18,135,868

Retail Trade – 5.2%
28,370	AutoZone, Inc.*	2,726,357
171,715	Office Depot, Inc.*	2,563,705
71,325	Target Corp.	2,834,455
38,685	The Gap, Inc.	738,110
82,325	Wal-Mart Stores, Inc.	4,853,059

		13,715,686

Technology Services – 10.1%
50,560	International Business Machines Corp.	4,524,109
346,835	Microsoft Corp.	9,069,735
72,750	Oracle Corp.*	870,090
85,615	Symantec Corp.*	5,706,240
143,625	Yahoo!, Inc.*	6,276,412

		26,446,586

Transportation – 1.1%
39,015	FedEx Corp.	2,955,776

Utilities – 3.7%
52,720	Entergy Corp.	2,841,608
78,545	Exelon Corp.	4,983,680
27,980	FPL Group, Inc.	1,783,445

		9,608,733

TOTAL COMMON STOCKS
(Cost $224,012,328)		$257,402,436

The accompanying notes are an integral part of these financial statements.	3

COMMERCE CORE EQUITY FUND

Statement of Investments (continued)

October 31, 2003

Shares	Description	Value

Exchange Traded Funds – 1.6%
39,165	SPDR Trust Series 1	$4,125,250

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,082,058)		$4,125,250

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.5%
State Street Bank & Trust Co.^
$1,403,000	0.78%	11/03/2003	$1,403,000
Maturity Value: $1,403,091

TOTAL REPURCHASE AGREEMENT
(Cost $1,403,000)			$1,403,000

TOTAL INVESTMENTS – 100.0%
(Cost $229,497,386)			$262,930,686
Other assets in excess of liabilities – 0.0%			69,693

Net Assets – 100.0%			$263,000,379

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

Investment Abbreviations:
SPDR—Standard & Poor’s Depositary Receipts

4	The accompanying notes are an integral part of these financial statements.

COMMERCE GROWTH FUND

Growth Fund Overview

We present you with the annual report for Commerce Growth Fund for the one-year period ended October 31, 2003.

A conversation with Joe Williams, Portfolio Manager of the Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 17.01% and 16.68%, respectively. These returns compare to the 21.81% and 18.51% cumulative total returns of the Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Index, respectively.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: The market finally rewarded growth investors and the Fund generated solid absolute performance over the reporting period. However, the Fund was unable to match the returns of its benchmark, the Russell 1000 Growth Index. The Fund was hurt early in the period, as some of the battered technology stocks of the past few years increased as much as 30% in November 2002. While the Fund’s holdings in this sector performed well during the month, it did not fully participate in the rally, as lower quality companies generated the best performance. The Fund’s exposure to the sector’s more speculative companies was minimal and hurt relative results in November, and again in April and May of 2003.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Despite our bias toward companies that actually generate profits, the Fund continued to invest in electronic technology stocks and these holdings generated strong absolute returns over the period. We focused on this sector due to our belief that it would benefit from the improving economy and rising consumer demand. We increased the Fund’s weighting in this sector significantly throughout the winter, purchasing companies that we believed would be exposed to these trends.

For example, we added Texas Instruments* to the Fund’s portfolio in February, due to its strong fundamentals. We also increased the Fund’s exposure to Intel* and Cisco Systems*, due to the quality of these companies and projected improvements in demand for their products. All have performed exceptionally well, with Texas Instruments up 73% since its purchase, while Intel and Cisco Systems have risen 90% and 87%, respectively, during the fiscal year.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Performance was augmented by our belief that, despite periods of concern regarding the economy and geopolitical environment, consumer spending would remain strong. This proved to be the case and the Fund’s retail trade and consumer related stocks benefited as a result. Examples of strong performers in these areas included Electronic Arts*, a large software game publisher, which gained 52%, and home improvement retailer Lowe’s*, which rose 41% over the reporting period.

The Fund’s relative performance was also enhanced due to its underweight position in health technology, in particular large pharmaceutical companies. Political battles regarding Medicare reimbursements and long-term growth concerns made us skeptical for this sector’s near-term fundamentals. This positioning proved beneficial, as health technology stocks have underperformed the Index in recent months. The Fund’s underweight position was accomplished by eliminating several pharmaceutical stocks from its portfolio, including Merck* and Johnson & Johnson*. Despite the overall strength of equity markets, these two stocks declined roughly 14% during the reporting period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund?

A: The Fund’s overweight position in Microsoft* detracted from results. Based on an improving economy, we were anticipating an increase in spending on computer related applications. Though there were sales gains, investors focused on riskier technology stocks, mainly in the electronic technology sector. Microsoft’s stock actually ended the fiscal year down 2.2%, significantly under performing the Index.

*	The Fund may cease investing in or purchase these securities at any time.

COMMERCE GROWTH FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	9.48%	-2.35%	17.01%

Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	3.15%	-2.60%	16.68%
Including sales charges (maximum sales charge 3.50%)	2.61%	-3.29%	12.57%

Russell 1000 Growth Index (as of December 12, 1994)(b)	10.03%	-2.90%	21.81%

Lipper Large Cap Growth Funds Index (as of December 12, 1994)(c)	8.88%	-2.97%	18.51%

Growth Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Growth Index, an unmanaged index, is a market capitalization weighted index of the 1,000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Large Cap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies that have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share value, compared to the S&P 500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE GROWTH FUND

Statement of Investments

October 31, 2003

Shares	Description	Value

Common Stocks – 98.8%
Commercial Services – 0.5%
13,900	Omnicom Group, Inc.	$ 1,109,220

Communications – 2.6%
118,000	AT&T Wireless Services, Inc.*	855,500
189,400	Nextel Communications, Inc.*	4,583,480

		5,438,980

Consumer Durables – 2.4%
50,600	Electronic Arts, Inc.*	5,011,424

Consumer Non-Durables – 5.6%
60,800	Anheuser-Busch Companies, Inc.	2,995,008
63,100	PepsiCo, Inc.	3,017,442
58,900	The Procter & Gamble Co.	5,789,281

		11,801,731

Consumer Services – 3.4%
39,600	eBay, Inc.*	2,215,224
58,800	Harrah’s Entertainment, Inc.	2,557,800
72,000	International Game Technology	2,358,000

		7,131,024

Distribution Services – 2.4%
29,200	CDW Corp.	1,753,460
48,600	SYSCO Corp.	1,635,876
47,000	Tech Data Corp.*	1,547,240

		4,936,576

Electronic Technology – 24.0%
97,900	Applied Materials, Inc.*	2,287,923
520,900	Cisco Systems, Inc.*	10,928,482
167,800	Dell, Inc.*	6,060,936
115,100	Fairchild Semiconductor International, Inc.*	2,601,260
290,100	Intel Corp.	9,587,805
121,500	Jabil Circuit, Inc.*	3,383,775
60,200	L-3 Communications Holdings, Inc.*	2,813,748
79,100	Lam Research Corp.*	2,273,334
31,300	Lexmark International, Inc.*	2,303,993
113,000	Microchip Technology, Inc.	3,696,230
158,100	Texas Instruments, Inc.	4,572,252

		50,509,738

Finance – 9.1%
66,500	American Express Co.	3,120,845
45,900	Citigroup, Inc.	2,175,660
33,300	Marsh & McLennan Cos., Inc.	1,423,575
52,000	Morgan Stanley & Co., Inc.	2,853,240
41,900	The Progressive Corp.	3,092,220
114,600	Wells Fargo & Co.	6,454,272

		19,119,812

Shares	Description	Value

Common Stocks – (continued)
Health Services – 4.6%
32,800	Quest Diagnostics, Inc.	$ 2,218,920
100,700	UnitedHealth Group, Inc.	5,123,616
26,100	WellPoint Health Networks, Inc.*	2,320,290

		9,662,826

Health Technology – 8.2%
25,900	Amgen, Inc.*	1,599,584
40,700	MedImmune, Inc.*	1,085,062
69,300	Medtronic, Inc.	3,158,001
255,500	Pfizer, Inc.	8,073,800
41,900	Stryker Corp.	3,398,509

		17,314,956

Industrial Services – 1.7%
106,400	BJ Services Co.*	3,490,984

Miscellaneous – 3.6%
59,500	Biotech HOLDRs Trust	7,660,625

Non-Energy Minerals – 1.7%
79,900	Newmont Mining Corp.	3,498,022

Producer Manufacturing – 4.3%
309,900	General Electric Co.	8,990,199

Retail Trade – 10.6%
60,800	Bed Bath & Beyond, Inc.*	2,568,192
91,900	Lowe’s Companies, Inc.	5,415,667
87,000	Rent-A-Center, Inc.*	2,719,620
135,700	The Gap, Inc.	2,589,156
47,300	The Home Depot, Inc.	1,753,411
123,000	Wal-Mart Stores, Inc.	7,250,850

		22,296,896

Technology Services – 14.1%
50,000	Affiliated Computer Services, Inc.*	2,446,500
84,200	Autodesk, Inc.	1,620,850
46,900	International Business Machines Corp.	4,196,612
58,700	Mercury Interactive Corp.*	2,726,028
402,500	Microsoft Corp.	10,525,375
263,000	Oracle Corp.*	3,145,480
71,400	Paychex, Inc.	2,778,888
31,200	Symantec Corp.*	2,079,480

		29,519,213

TOTAL COMMON STOCKS
(Cost $176,801,494)		$207,492,226

TOTAL INVESTMENTS – 98.8%
(Cost $176,801,494)		$207,492,226
Other assets in excess of liabilities – 1.2%		2,560,153

Net Assets – 100.0%		$210,052,379

*	Non-income producing security.

Investment Abbreviations:
HOLDRs	—Holding Company Depositary Receipts.

The accompanying notes are an integral part of these financial statements.	7

COMMERCE VALUE FUND

Value Fund Overview

We present you with the annual report for Commerce Value Fund for the one-year period ended October 31, 2003.

A conversation with David Wente, Portfolio Manager of the Commerce Value Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 17.29% and 16.99%, respectively. These returns compare to the 22.87% and 20.59% cumulative total returns of the Fund’s benchmark, the Russell 1000 Value Index, and the Lipper Large Cap Value Funds Index.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: While the Fund produced positive absolute returns over the period, security and sector selection caused it to lag its benchmark, the Russell 1000 Value Index. In particular, the Fund was underweight in several of the better performing sectors and sub-sectors during the period, including electronic technology, technology services, producer manufacturing, and retail trade. The Fund also had overweight positions in the communications and utilities sectors, which lagged the Index.

In terms of stocks, our security selection detracted from results in finance, electronic technology, and technology services.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Given the weakness in the communications sector, we moved to pare the Fund’s exposure to these stocks during the period. We also reduced the Fund’s overweight position in utilities stocks. The proceeds of these sales were used to increase the Fund’s holdings in the finance and producer manufacturing sectors that enhanced both absolute performance and performance relative to the Fund’s benchmark.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The biggest contributor to performance was concentrating the Fund’s healthcare holdings on managed healthcare providers, while deemphasizing the poorly performing pharmaceutical industry. We also limited the Fund’s exposure to the consumer staples sector, as we believed opportunities were limited due to high relative valuations and slowing sales growth trends. This strategy enhanced results as the sector underperformed the Index. The Fund also maintained an overweight position in the financial sector, which helped absolute performance, as it was one of the top performing sectors.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: While the Fund’s financial overweight position was helpful, stock selection in the sector was mixed. Initially, the Fund was concentrated in regional banks due to their consistent earnings. However, when the economy started to build momentum, we did not move quickly enough to shift the Fund’s financial exposure into investment banks and brokerage firms. These areas produced strong results in anticipation of increased merger and acquisition activity, and the possibility of more initial public offerings and other stock offerings.

The Fund was also hampered by maintaining a more conservative investment stance with regard to the level of overall risk of the securities held by the Fund. Over the period, money flowed out of companies with consistent earnings and into companies with a higher degree of earnings volatility, as investors expected these firms to benefit from an improving economy.

COMMERCE VALUE FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Value Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced March 3, 1997)(a)	4.04%	1.21%	17.29%

Service Shares (commenced March 3, 1997)(a)
Excluding sales charges	3.78%	0.95%	16.99%
Including sales charges (maximum sales charge 3.50%)	3.23%	0.23%	12.87%

Russell 1000 Value Index(b)	7.46%	3.68%	22.87%

Lipper Large Cap Value Funds Index(c)	5.37%	1.53%	20.59%

Value Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested March 3, 1997 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Large Cap Value Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies that have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE VALUE FUND

Statement of Investments

October 31, 2003

Shares	Description	Value

Common Stocks – 98.5%
Commercial Services – 0.3%
18,300	Advent Software, Inc.*	$335,073

Communications – 8.0%
73,900	BellSouth Corp.	1,944,309
15,500	CenturyTel, Inc.	554,125
119,100	SBC Communications, Inc.	2,856,018
37,400	Sprint Corp.	598,400
15,000	Telephone & Data Systems, Inc.	939,000
89,900	Verizon Communications, Inc.	3,020,640

		9,912,492

Consumer Durables – 0.9%
6,000	Fortune Brands, Inc.	390,900
18,000	General Motors Corp.	768,060

		1,158,960

Consumer Non-Durables – 3.3%
18,600	Anheuser-Busch Companies, Inc.	916,236
31,900	The Procter & Gamble Co.	3,135,451

		4,051,687

Consumer Services – 7.1%
127,100	Cendant Corp.*	2,596,653
6,600	Clear Channel Communications, Inc.	269,412
14,000	Cox Communications, Inc.*	476,980
39,300	Fox Entertainment Group, Inc.*	1,088,610
4,400	Gannett Co., Inc.	372,198
39,300	General Motors Corp. Class H*	645,699
8,000	H&R Block, Inc.	376,720
28,100	Marriott International, Inc.	1,213,920
22,500	The Walt Disney Co.	509,400
31,700	Viacom, Inc. Class B	1,263,879

		8,813,471

Electronic Technology – 5.8%
145,400	Brocade Communications Systems, Inc.*	952,370
79,100	EMC Corp.*	1,094,744
33,600	Emulex Corp.*	951,552
8,300	Harris Corp.	308,926
20,600	Intersil Corp.	531,274
24,900	Novellus Systems, Inc.*	1,028,121
33,900	Polycom, Inc.*	679,017
29,900	Rockwell Automation, Inc.	928,395
65,100	Xerox Corp.*	683,550

		7,157,949

Energy Minerals – 6.4%
35,100	ChevronTexaco Corp.	2,607,930
144,100	Exxon Mobil Corp.	5,271,178

		7,879,108

Finance – 36.6%
7,500	American International Group, Inc.	456,225
65,687	Bank of America Corp.	4,974,477
13,300	Charter One Financial, Inc.	425,068

Shares	Description	Value

Common Stocks – (continued)
Finance – (continued)
118,166	Citigroup, Inc.	$5,601,068
21,600	Countrywide Financial Corp.	2,270,592
27,100	First Tennessee National Corp.	1,229,256
14,000	Franklin Resources, Inc.	663,880
31,300	Freddie Mac	1,756,869
74,500	J. P. Morgan Chase & Co.	2,674,550
23,400	Lehman Brothers Holdings, Inc.	1,684,800
56,600	Lincoln National Corp.	2,260,038
49,600	Merrill Lynch & Co., Inc.	2,936,320
52,600	MetLife, Inc.	1,651,640
54,200	Morgan Stanley & Co., Inc.	2,973,954
39,300	Principal Financial Group, Inc.	1,232,055
35,100	Regions Financial Corp.	1,289,925
31,900	The Allstate Corp.	1,260,050
9,900	The Progressive Corp.	730,620
17,800	Trustmark Corp.	506,766
66,945	U.S. Bancorp	1,822,243
15,400	Wachovia Corp.	706,398
53,300	Washington Mutual, Inc.	2,331,875
66,400	Wells Fargo & Co.	3,739,648

		45,178,317

Health Services – 2.9%
14,100	Aetna, Inc.	809,481
7,500	Anthem, Inc.*	513,225
10,800	Pediatrix Medical Group, Inc.*	577,260
32,000	UnitedHealth Group, Inc.	1,628,160

		3,528,126

Health Technology – 1.1%
26,700	Becton, Dickinson & Co.	976,152
8,900	Merck & Co., Inc.	393,825

		1,369,977

Industrial Services – 0.7%
13,600	Baker Hughes, Inc.	384,336
26,700	Varco International, Inc.*	469,653

		853,989

Non-Energy Minerals – 0.9%
26,700	Newmont Mining Corp.	1,168,926

Process Industries – 1.8%
26,000	Rohm and Haas Co.	1,021,800
36,000	Smurfit-Stone Container Corp.*	558,000
16,800	The Dow Chemical Co.	633,192

		2,212,992

Producer Manufacturing – 9.5%
44,200	3M Co.	3,486,054
36,900	Caterpillar, Inc.	2,704,032
28,500	Deere & Co.	1,727,670
28,500	Dover Corp.	1,112,070
13,600	Energizer Holdings, Inc.*	500,480
18,700	Masco Corp.	514,250
13,100	PACCAR, Inc.	1,034,376

10	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Producer Manufacturing – (continued)
7,200	United Technologies Corp.	$609,768

		11,688,700

Retail Trade – 3.2%
24,300	AutoNation, Inc.*	454,410
10,300	AutoZone, Inc.*	989,830
34,500	CVS Corp.	1,213,710
13,600	InterActiveCorp*	499,256
16,000	Zale Corp.*	828,160

		3,985,366

Technology Services – 2.4%
22,500	International Business Machines Corp.	2,013,300
59,300	Unisys Corp.*	910,848

		2,924,148

Transportation – 0.8%
13,400	FedEx Corp.	1,015,184

Utilities – 6.8%
12,200	Constellation Energy Group	443,714
26,700	Dominion Resources, Inc.	1,644,720
15,200	Duke Energy Corp.	275,880
44,000	Entergy Corp.	2,371,600
5,300	Kinder Morgan, Inc.	283,815
14,100	NSTAR	658,470
23,500	Progress Energy, Inc.	1,012,850
26,000	Public Service Enterprise Group, Inc.	1,062,620
20,000	The Southern Co.	596,000

		8,349,669

TOTAL COMMON STOCKS
(Cost $112,572,890)		$121,584,134

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.1%
State Street Bank & Trust Co.^
$1,437,000	0.78%	11/03/2003	$ 1,437,000
Maturity Value: $1,437,093

TOTAL REPURCHASE AGREEMENT
(Cost $1,437,000)			$ 1,437,000

TOTAL INVESTMENTS – 99.6%
(Cost $114,009,890)			$123,021,134
Other assets in excess of liabilities – 0.4%			443,630

Net Assets – 100.0%			$123,464,764

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

The accompanying notes are an integral part of these financial statements.	11

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

We present you with the annual report for Commerce MidCap Growth Fund for the one-year period ended October 31, 2003.

A conversation with David Wente, Portfolio Manager of the Commerce MidCap Growth Fund

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 28.04% and 27.73%, respectively. These returns compare to the 39.30% and 31.17% cumulative total returns of the Russell Midcap Growth Index and the Lipper Midcap Growth Funds Index, respectively.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: The Fund’s strong absolute returns were not enough to keep pace with its benchmark, the Russell Midcap Growth Index. The primary reason for the Fund’s underperformance was the sector allocation strategies. In particular, an underweight position in the strongly performing technology and consumer sectors, coupled with an overweight position in the health services and finance sectors, hurt the Fund’s relative performance during the fiscal year.

With more speculative stocks rising the most during the period, defensive sectors, such as health services, lagged the overall market. In addition, within the finance sector, the Fund’s focus on regional banks and mortgage-related financial services firms hurt the Fund’s performance.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: While we took steps to increase the Fund’s exposure to the more cyclical areas of the market in late September and throughout October 2003, it proved to be too late to close the gap between the Fund’s return and that of its benchmark.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Shifting out of more defensive areas of the market and reinvesting those proceeds into more cyclical stocks boosted the Fund’s returns. More specifically, we increased the Fund’s exposure to semiconductor firms and select technology hardware companies. The Fund’s holdings in both of these areas allowed the Fund to finish its fiscal year on a positive note.

Q: What were some of the strategies and holdings that didn’t work well for the Fund during the period?

A: The dramatic rebound in information technology stocks hurt the Fund’s performance, given its underweight position in this area. In addition, the Fund’s focus on companies with above-average earnings growth and sensible valuations hurt relative performance. Since March 2003, lower quality, higher risk stocks have led the market. While we have increased the Fund’s exposure in areas such as information technology, we are being very selective in our approach and have been mindful of the price the Fund pays for these companies.

COMMERCE MIDCAP GROWTH FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce MidCap Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	8.02%	0.09%	28.04%

Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	2.49%	–0.16%	27.73%
Including sales charges (maximum sales charge 3.50%)	1.96%	–0.87%	23.24%

Russell Midcap Growth Index (as of December 12, 1994)(b)	10.58%	4.62%	39.30%

Lipper MidCap Growth Funds Index (as of December 12, 1994)(c)	9.78%	5.62%	31.17%

MidCap Growth Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper MidCap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MIDCAP GROWTH FUND

Statement of Investments

October 31, 2003

Shares	Description	Value

Common Stocks – 99.1%
Commercial Services – 0.9%
13,050	Moody’s Corp.	$ 754,682

Communications – 2.7%
48,080	Nextel Communications, Inc.*	1,163,536
16,398	Telephone & Data Systems, Inc.	1,026,515

		2,190,051

Consumer Durables – 3.2%
15,985	Electronic Arts, Inc.*	1,583,154
7,100	Hovnanian Enterprises, Inc.*	577,088
11,185	Leapfrog Enterprises, Inc.*	386,666

		2,546,908

Consumer Non-Durables – 3.7%
39,339	Coach, Inc.*	1,395,354
9,473	Columbia Sportswear Co.*	551,708
19,100	The Timberland Co.*	992,245

		2,939,307

Consumer Services – 12.0%
26,060	Brinker International, Inc.*	829,490
15,580	GTECH Holdings Corp.	696,114
46,052	H&R Block, Inc.	2,168,589
38,455	Harrah’s Entertainment, Inc.	1,672,792
77,825	International Game Technology	2,548,769
10,595	International Speedway Corp.	450,711
13,500	The E.W. Scripps Co.	1,254,285

		9,620,750

Distribution Services – 0.7%
14,883	Performance Food Group Co.*	554,392

Electronic Technology – 17.2%
56,295	Altera Corp.*	1,138,848
24,100	Amkor Technology, Inc.*	454,285
19,800	Amphenol Corp.*	1,163,250
17,000	Broadcom Corp.*	543,150
25,710	Foundry Networks, Inc.*	598,014
15,000	Intersil Corp.	386,850
47,500	Juniper Networks, Inc.*	854,525
14,195	L-3 Communications Holdings, Inc.*	663,474
20,120	Lexmark International, Inc.*	1,481,033
50,640	Maxtor Corp.*	692,249
20,825	National Semiconductor Corp.*	846,120
24,000	NetScreen Technologies, Inc.*	638,880
29,422	QLogic Corp.*	1,649,103
14,755	SanDisk Corp.*	1,189,253
13,765	Synopsys, Inc.*	436,626
34,635	Waters Corp.*	1,088,578

		13,824,238

Finance – 9.6%
23,560	Commerce Bancorp, Inc.	1,138,890
25,955	First Tennessee National Corp.	1,177,319
32,470	Hudson United Bancorp	1,178,336
53,255	IndyMac Bancorp, Inc.	1,565,697

Shares	Description	Value

Common Stocks – (continued)
Finance – (continued)
8,500	Legg Mason, Inc.	$ 707,625
23,495	SLM Corp.	920,064
53,120	Staten Island Bancorp, Inc.	1,058,682

		7,746,613

Health Services – 10.8%
7,100	Aetna, Inc.	407,611
20,298	Anthem, Inc.*	1,388,992
30,190	Caremark Rx, Inc.*	756,260
6,826	Express Scripts, Inc.*	374,884
20,111	First Health Group Corp.*	490,910
47,528	Pharmaceutical Product Development, Inc.*	1,429,167
15,230	Quest Diagnostics, Inc.	1,030,309
14,200	Stericycle, Inc.*	655,756
116,685	WebMD Corp.*	908,976
13,436	WellPoint Health Networks, Inc.*	1,194,460

		8,637,325

Health Technology – 11.3%
8,041	Boston Scientific Corp.*	544,537
33,300	Hillenbrand Industries, Inc.	1,982,349
7,100	Invitrogen Corp.*	451,489
27,420	Mylan Laboratories, Inc.	662,193
14,900	Pharmaceutical Resources, Inc.*	1,076,972
14,200	St. Jude Medical, Inc.*	825,872
9,836	Stryker Corp.	797,798
5,000	Varian Medical Systems, Inc.*	319,700
17,417	Watson Pharmaceuticals, Inc.*	683,966
26,750	Zimmer Holdings, Inc.*	1,706,917

		9,051,793

Industrial Services – 1.4%
21,988	Smith International, Inc.*	818,613
21,546	The Shaw Group, Inc.*	294,103

		1,112,716

Producer Manufacturing – 2.5%
44,010	Energizer Holdings, Inc.*	1,619,568
12,515	Molex, Inc.	392,846

		2,012,414

Retail Trade – 9.5%
19,877	Abercrombie & Fitch Co.*	566,494
19,298	AutoZone, Inc.*	1,854,538
32,469	Chico’s FAS, Inc.*	1,218,886
59,415	Dollar General Corp.	1,335,055
29,855	Ross Stores, Inc.	1,493,049
42,600	Staples, Inc.*	1,142,532

		7,610,554

Technology Services – 11.7%
43,320	Autodesk, Inc.	833,910
24,100	BMC Software, Inc.*	418,858
33,965	Citrix Systems, Inc.*	858,635

14	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Services – (continued)
40,025	Fiserv, Inc.*	$ 1,413,683
20,790	Intuit, Inc.*	1,039,084
42,940	SunGard Data Systems, Inc.*	1,204,467
23,850	Symantec Corp.*	1,589,603
131,400	Unisys Corp.*	2,018,304

		9,376,544

Utilities – 1.9%
28,086	Kinder Morgan, Inc.	1,504,005

TOTAL COMMON STOCKS
(Cost $66,620,798)		$79,482,292

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.1%
State Street Bank & Trust Co.^
$867,000	0.78%	11/03/2003	$867,000
Maturity Value: $867,056

TOTAL REPURCHASE AGREEMENT
(Cost $867,000)			$867,000

TOTAL INVESTMENTS – 100.2%
(Cost $67,487,798)			$80,349,292
Liabilities in excess of other assets – (0.2)%			(131,513)

Net Assets – 100.0%			$80,217,779

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

The accompanying notes are an integral part of these financial statements.	15

COMMERCE INTERNATIONAL EQUITY FUND

International Equity Fund Overview

We present you with the annual report for Commerce International Equity Fund for the one-year period ended October 31, 2003.

A conversation with Bank of Ireland Asset Management (U.S.), Ltd., investment sub-adviser, for the International Equity Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.87% and 15.47%, respectively. These returns compare to the 27.57% and 26.54% cumulative total returns of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) and the Lipper International Funds Index, respectively.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: We utilize a disciplined, conservative approach to manage the Fund. More specifically, the portfolio contains primarily large- and mid-cap companies that we believe have a history of producing reliable earnings and stable operating conditions. Unfortunately, the stocks and fundamentals that we believe drive long-term performance were out of favor during much of the Fund’s fiscal year. Thus, the Fund under performed its benchmark, the MSCI EAFE Index.

During the period, small-cap securities outperformed their larger-cap counterparts by a substantial margin. In addition, the stocks that led the market rally since it began in March 2003 have been some of the poorest performers over the past five years in terms of earnings and dividend reliability. Finally, it appears that there has been a good deal of rotation within information technology and cyclical sectors, which has left some of the more defensive areas of the market behind.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The core investment strategy of the Fund’s investment process was not significantly adjusted as the Fund maintained its large cap bias. The various sector, country or regional weightings were not adjusted since these are merely a bi-product of the individual stocks Bank of Ireland Asset Management chooses for the portfolio.

Q: Could you describe some specific holdings that enhanced the Fund’s returns during the period?

A: Canon*, the worldwide manufacturers of plain paper copying machines, laser beam printers, bubble jet printers, and cameras, generated strong results during the reporting period. Its stock rose as its earning results continued to be ahead of consensus forecasts. PetroChina*, China’s largest oil and gas company, generally viewed as a strong company on its own merits, also benefited from a high profile investment by Warren Buffett. Barclays Bank* the UK-based banking leader, enhanced results as it continued to generate reliable revenues and dividend income.

Q: What were some examples of holdings that didn’t meet your expectations?

A: Unilever* is one of the world’s largest consumer packaged goods company. While its cost cutting measures have been successful, the firm has struggled to increase its revenue growth. Ahold* operates retail trade supermarkets in the U.S., Europe, Latin America and Asia. Its stock fell as the firm continues to sort out its U.S. foodservice subsidiary, which had reported accounting irregularities earlier in the year. Fuji Photo Film Company* is a multinational manufacturer of photographic and imaging products. The firm has struggled in an extremely competitive operating environment. In addition, the stronger Japanese yen has reduced its margins.

* The Fund may cease investing in these securities at any time.

COMMERCE INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce International Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	1.74%	–2.89%	15.87%

Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	–1.11%	–3.14%	15.47%
Including sales charges (maximum sales charge 3.50%)	–1.63%	–3.82%	11.46%

MSCI EAFE Index (as of January 1, 1995)(b)	3.35%	0.09%	27.57%

Lipper International Funds Index (as of December 12, 1994)(c)	5.20%	1.87%	26.54%

International Equity Fund Institutional Shares Performance

Performance of a $10,000 Investment, Distributions Reinvested January 1, 1995(d) to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 21 developed markets. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper International Funds Index is an unmanaged index consisting of funds that invest their assets in securities with primary trading markets outside of the United States. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(d)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund’s inception.

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments

October 31, 2003

Shares	Description	Value

Common Stocks – 98.6%
Australian Dollar – 2.7%
88,863	James Hardie Industries NV (Construction Materials)	$ 451,196
53,847	National Australia Bank Ltd. (Commercial Banks)	1,166,451
138,300	The News Corp. Ltd. (Media)	1,229,111
94,625	Westpac Banking Corp. (Commercial Banks)	1,082,191

		3,928,949

British Pound Sterling – 26.2%
446,782	Barclays PLC (Commercial Banks)	3,765,868
123,542	British American Tobacco PLC (Tobacco)	1,492,838
229,744	BT Group PLC (Diversified Telecommunication Services)	722,772
221,473	Cadbury Schweppes PLC (Food Products)	1,418,856
268,372	Centrica PLC (Gas Utilities)	839,743
227,791	Compass Group PLC (Hotels Restaurant & Leisure)	1,312,530
187,755	Diageo PLC (Beverages)	2,206,672
139,198	GlaxoSmithKline PLC (Pharmaceuticals)	2,979,240
214,871	Hilton Group PLC (Hotels Restaurant & Leisure)	706,956
169,551	HSBC Holdings PLC (Commercial Banks)	2,544,818
205,784	Kingfisher PLC (Specialty Retail)	985,923
359,952	Lloyds TSB Group PLC (Commercial Banks)	2,498,310
84,746	Marks & Spencer Group PLC (Multiline Retail)	413,569
180,094	Prudential PLC (Insurance)	1,396,581
81,475	Reed Elsevier PLC (Media)	632,853
391,667	Shell Transport & Trading Co. PLC (Oil & Gas)	2,444,431
137,203	Smith & Nephew PLC (HealthCare Equipment & Supplies)	1,089,568
44,326	Smiths Group PLC (Industrial Conglomerates)	527,350
494,237	Tesco PLC (Food & Staples Retailing)	1,980,251
338,642	Unilever PLC (Food Products)	2,885,958
1,826,736	Vodafone Group PLC (Wireless Telecommunication Services)	3,833,841
102,186	Wolseley PLC (Trading Company & Distribution)	1,251,676
90,652	WPP Group PLC (Media)	863,257

		38,793,861

Canadian Dollar – 0.5%
16,005	Royal Bank of Canada (Commercial Banks)	770,279

Shares	Description	Value

Common Stocks – (continued)
Euro – 33.3%
Finland – 1.4%
122,805	Nokia Oyj (Communications Equipment)	$ 2,083,135

France – 8.3%
65,812	Aventis SA (Pharmaceuticals)	3,480,524
87,845	AXA (Insurance)	1,662,477
30,934	France Telecom SA (Diversified Telecommunication Services)	747,770
19,033	Lafarge SA (Construction Materials)	1,361,254
32,452	Total SA (Oil & Gas)	5,037,603

		12,289,628

Germany – 6.1%
48,139	Bayer AG (Chemicals)	1,155,284
66,169	Bayerische Motoren Werke (BMW) AG (Automobiles)	2,646,640
28,562	Deutsche Bank AG (Capital Markets)	1,881,607
66,913	E.ON AG (Electric Utilities)	3,377,934

		9,061,465

Ireland – 0.7%
55,813	CRH PLC (Construction Materials)	1,001,186

Italy – 3.7%
183,296	ENI SPA (Oil & Gas)	2,907,065
1,001,494	Telecom Italia SPA* (Diversified Telecommunication Services)	2,610,453

		5,517,518

Netherlands – 9.7%
153,900	ABN AMRO Holding NV (Commercial Banks)	3,225,276
18,960	Heineken NV (Beverages)	675,815
181,769	ING Groep NV (Diversified Financial Services)	3,769,228
81,946	Koninklijke Ahold NV (Food & Staples Retailing)	692,644
114,319	Koninklijke (Royal) Philips Electronics NV (Household Durables)	3,078,012
115,874	Reed Elsevier NV (Media)	1,288,851
41,959	TPG NV (Air Freight & Logistics)	903,691
24,649	VNU NV (Media)	749,811

		14,383,328

18	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – 3.4%
566	Antena 3 Television, SA* (Media)	$ 18,476
312,361	Banco Santander Central Hispano SA (Commercial Banks)	2,992,002
167,407	Telefonica SA* (Diversified Telecommunication Services)	2,079,737

		5,090,215

TOTAL EURO		$49,426,475

Hong Kong Dollar – 3.6%
463,500	Johnson Electric Holdings Ltd. (Electrical Equipment)	599,662
193,000	Cheung Kong Holdings Ltd. (Real Estate)	1,608,747
76,500	Hongkong Electric Holdings Ltd. (Electric Utilities)	298,397
400,000	Li & Fung Ltd. (Distributors)	671,988
154,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,293,576
146,000	Swire Pacific Ltd. Series ‘A’ (Diversified Financial Services)	890,886

		5,363,256

Japanese Yen – 15.5%
13,120	Acom Co. Ltd. (Consumer Finance)	586,236
107,000	Canon, Inc. (Office Electronics)	5,169,739
17,200	Fanuc Ltd. (Machinery)	1,032,531
34,000	Fuji Photo Film Co. Ltd. (Leisure Equipment & Products)	1,000,454
76,600	Honda Motor Co. Ltd. (Automobiles)	3,019,199
23,700	Hoya Corp. (Electronic Equipment & Instruments)	2,141,631
147	Mitsubishi Tokyo Financial Group, Inc. (Commercial Banks)	1,054,673
725	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	3,232,903
191	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	412,842
49,000	Ricoh Co., Ltd. (Office Electronics)	927,845
9,200	Rohm Co. Ltd. (Semiconductor & Semiconductor Equipment)	1,238,253
43,900	Shin-Etsu Chemical Co., Ltd. (Chemicals)	1,630,651
16,000	Shionogi & Co., Ltd. (Pharmaceuticals)	268,095
35,400	Takeda Chemical Industries Ltd. (Pharmaceuticals)	1,250,622

		22,965,674

Korean Won – 4.2%
6,910	Korea Electric Power Corp. (Electric Utilities)	133,413
21,720	KT Corp. (Diversified Telecommunication Services)	864,395

Shares	Description	Value

Common Stocks – (continued)
Korean Won – (continued)
10,229	POSCO (Metals & Mining)	$ 1,192,735
10,295	Samsung Electronics Co., Ltd. (Semiconductor & Semiconductor Equipment)	4,088,424

		6,278,967

Singapore Dollar – 0.5%
103,000	United Overseas Bank Ltd. (Commercial Banks)	805,127

Swiss Franc – 12.1%
23,498	Nestle AG (Food Products)	5,164,975
77,221	Novartis AG (Pharmaceuticals)	2,938,618
32,645	Roche Holding AG (Pharmaceuticals)	2,696,925
41,777	Swiss Re (Insurance)	2,625,215
74,672	UBS AG (Capital Markets)	4,577,851

		18,003,584

TOTAL COMMON STOCKS
(Cost $141,255,249)		$146,336,172

Principal Amount	Interest Rate	Maturity Date	Value

Convertible Bonds – 0.1%
Euro – 0.1%
France – 0.1%
AXA SA (Insurance)@
$5,490	0.00%	12/21/2004	$93,891

TOTAL EURO			$93,891

TOTAL CONVERTIBLE BONDS
(Cost $81,183)			$93,891

Repurchase Agreement – 1.3%
State Street Bank & Trust Co.^
$1,932,000	0.78%	11/03/2003	$1,932,000
Maturity Value: $1,932,126

TOTAL REPURCHASE AGREEMENT
(Cost $1,932,000)			$1,932,000

TOTAL INVESTMENTS – 100.0%
(Cost $143,268,432)			$148,362,063
Other assets in excess of liabilities – 0.0%			881

Net Assets – 100.0%			$148,362,944

@	Security issued with a zero coupon.

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

The accompanying notes are an integral part of these financial statements.	19

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

October 31, 2003

As a % of Net Assets

Common Stock Industry Classifications†
Air Freight & Logistics	0.6%
Automobiles	3.8
Beverages	1.9
Capital Markets	4.3
Chemicals	1.9
Commercial Banks	13.4
Communications Equipment	1.4
Construction Materials	1.9
Consumer Finance	0.4
Distributors	0.4
Diversified Financial Services	3.1
Diversified Telecommunication Services	6.9
Electric Utilities	2.6
Electrical Equipment	0.4
Electronic Equipment & Instruments	1.4
Food & Staples Retailing	1.8
Food Products	6.4
Gas Utilities	0.6
HealthCare Equipment & Supplies	0.7
Hotels Restaurant & Leisure	1.4
Household Durables	2.1
Industrial Conglomerates	0.4
Insurance	3.8
Leisure Equipment & Products	0.7
Machinery	0.7
Media	3.2
Metals & Mining	0.8
Multiline Retail	0.3
Office Electronics	4.1
Oil & Gas	7.0
Pharmaceuticals	9.2
Real Estate	2.0
Semiconductor & Semiconductor Equipment	3.6
Specialty Retail	0.7
Tobacco	1.0
Trading Company & Distribution	0.8
Wireless Telecommunication Services	2.9

TOTAL COMMON STOCK	98.6%

†	Industry concentrations greater than one tenth of one percent are disclosed.

20	The accompanying notes are an integral part of these financial statements.

COMMERCE ASSET ALLOCATION FUND

Asset Allocation Fund Overview

We present you with the annual report for Commerce Asset Allocation Fund for the one-year period ended October 31, 2003.

A conversation with the portfolio management team of the Commerce Asset Allocation Fund

Asset Allocation: Asset Allocation is an investment practice of dividing a portfolio among different asset classes with each asset class assigned a particular percentage. The Asset Allocation Fund employs asset allocation to achieve its investment objective of total return through both capital appreciation and current income by investing in a combination of mutual funds (“underlying funds”) and other securities in specified allocation percentages. The underlying fund investments include funds for which Commerce Investment Advisors (CIA) acts as an advisor as well as other mutual funds managed by unaffiliated advisers. The allocation among underlying funds may change depending on CIA’s view of current market conditions. Under normal conditions, however, the Fund is weighted 60% to equity underlying funds and 40% to bond underlying funds.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.72% and 12.40%, respectively. These returns compare to the 22.32%, 4.90%, 27.57%, and 16.21% cumulative total returns of the Fund’s three benchmarks, the Russell 1000 Index, Lehman Brothers Aggregate Bond Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), and the Lipper Balanced Funds Index, respectively.

Q: What significant adjustments were made to the Fund’s portfolio during the period? How did they affect the Fund’s performance?

A: Three changes enhanced results during the reporting period. First, we purchased PIMCO PEA Renaissance Fund* as a portfolio holding in the second quarter of 2003. This was very beneficial, as PIMCO PEA Renaissance Fund* was up over 42% during the second half of the fiscal year.

Second, the decision to overweight equity positions versus our target of 60% in June 2003 was positive. We then reverted back to a 60% weight in August 2003. This strategic rebalancing was positive for the Fund, as stocks outperformed bonds during that period.

Third, our decision to overweight the position in large cap growth relative to our longer-term target also provided to be additive to our results.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: In general, the Fund’s underlying funds underperformed over the course of the entire year. In the case of the domestic equity funds, this was, to some extent, a function of CIA’s emphasis on higher quality companies and those with stable and growing earnings. Coming off the market bottom, equity investors have been more willing to take the risk of betting on the future for many companies whose near term results have been poor. Thus, lower quality issues have dominated the market returns over the past year. This was true to some extent also in the Fund’s international stock component, which underperformed the MSCI EAFE index.

*	The Fund may cease investing in these investments at any time.

COMMERCE ASSET ALLOCATION FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Asset Allocation Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return through October 31, 2003	Since Inception	One Year
Institutional Shares (commenced September 27, 2002)(a)	14.26%	12.72%

Service Shares (commenced September 27, 2002)(a)
Excluding sales charges	13.96%	12.40%

Including sales charges (maximum sales charge 3.50%)	10.33%	8.47%

Russell 1000 Index(b)	24.01%	22.32%

Lehman Aggregate Bond Index(c)	4.50%	4.90%

MSCI EAFE Index(d)	28.54%	27.57%

Lipper Balanced Funds Index(e)	18.22%	16.21%

Asset Allocation Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested September 27, 2002 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Russell 1000 Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(d)	The MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 21 developed markets. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(e)	The Lipper Balanced Funds Index is an unmanaged index consisting of funds that maintain a balanced portfolio of both stocks and bonds ranging around 60%/40% at all times. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE ASSET ALLOCATION FUND

Statement of Investments

October 31, 2003

Shares	Description	Value

Mutual Funds (Institutional Shares) – 99.8%
Equity – 61.0%
205,978	Commerce Value Fund – 20.3%	$ 4,309,067
209,582	Commerce Growth Fund – 20.2%	4,296,433
126,317	Commerce International Equity Fund – 10.0%	2,129,706
62,982	PIMCO PEA Renaissance Fund – 6.2%	1,317,592
38,150	Commerce MidCap Growth Fund – 4.3%	900,714

		$12,953,512

Fixed Income – 38.8%
440,217	Commerce Bond Fund – 38.8%	$ 8,245,262

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES) – 99.8% (Cost $19,470,086)		$21,198,774
Other assets in excess of liabilities – 0.2%		39,113

Net Assets – 100.0%		$21,237,887

For information on the underlying Commerce mutual funds, please call our toll free Shareholder Services Line at 1-800-995-6365 or visit us on the web at www.commercefunds.com.

The accompanying notes are an integral part of these financial statements.	23

COMMERCE BOND FUND

Bond Fund Overview

We present you with the annual report for Commerce Bond Fund for the one-year period ended October 31, 2003.

A conversation with Scott Colbert, Portfolio Manager of the Commerce Bond Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.71% and 3.45%, respectively. These returns compare to the 4.90% and 6.68% cumulative total returns of the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index, respectively.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: The Fund’s high quality portfolio detracted from results, as compared to the Lehman Aggregate Bond Index, especially in the corporate sector, where riskier BBB-rated bonds were by far the best performers. The Fund was also hurt by its overweight position in the manufactured asset-backed sector. While returns on the Fund’s holdings in this sector have been improving recently, they hurt performance overall during the fiscal year.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: While the Fund’s portfolio duration (price sensitivity related to fluctuating interest rates) remained generally in line with its benchmarks for most of the period, we proactively shortened duration in August 2003. While this adjustment detracted from returns in September when bond prices rose, it enhanced performance in October when the market retreated due to stronger than anticipated third quarter Gross Domestic Product.

We increased the Fund’s corporate bond exposure early in the period, which had a positive effect on performance. We also moved to diversify further the Fund’s credit holdings, in an effort to guard against credit risk. To further manage credit risk, we also reduced the Fund’s asset-backed weighting over the period as we pared the Fund’s holdings in this area.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund’s portfolio maintained a yield advantage relative to its benchmark throughout the period. This proved to be beneficial, as we were able to generate a more consistent level of income for shareholders. As previously mentioned, the Fund’s overweight position in corporate bonds boosted returns relative to Treasuries as credit conditions improved over the period. The Fund’s holdings in Ford* and General Motors* were significantly positive contributors to performance for the period, despite all of the negative press surrounding the auto sector.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: As mentioned above, the portfolio was underweight in the BBB corporate bond sector, which has rebounded in 2003 sharply from its 2002 lows. Specifically, BBB corporates gained 15.9% during the one-year period ended October 31, 2003, versus high quality A-rated credits that returned 9.8% over the same period. The Fund’s underweight position in this lower quality sector cost the Fund quite a bit of relative performance. For example, the broad market, excluding the BBB sector, had a return of just 3.73%, versus the broad market returns including the BBB sector of 4.91% over the period.

The largest specific component of underperformance was the Fund’s exposure to Green Tree Financial* asset-backed bonds. These securities suffered as questions arose regarding underlying asset quality and servicing capabilities. However, aside from Green Tree Financial, the Fund’s asset-backed holdings contributed positively to overall returns during the period. Finally, we increased the Fund’s mortgage weighting in the middle of 2003 to take advantage of attractive pricing levels, which hurt the Fund’s results verses its benchmarks as mortgages underperformed Treasurys during the period.

*	The Fund may cease investing in these securities at any time.

COMMERCE BOND FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	7.13%	5.34%	3.71%

Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	5.99%	5.08%	3.45%
Including sales charges (maximum sales charge 3.50%)	5.44%	4.33%	–0.15%

Lehman Brothers Aggregate Bond Index (as of December 12, 1994)(b)	8.09%	6.54%	4.90%

Lipper Intermediate Investment Grade Debt Funds Index (as of December 12, 1994)(c)	7.44%	6.11%	6.68%

Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE BOND FUND

Statement of Investments

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 21.1%
Auto – 0.8%
Distribution Financial Services Trust Series 1999-3, Class A6
$ 5,000,000	6.88%	11/15/2016	$ 5,381,701

Commercial – 3.3%
Asset Securitization Corp. Series 1995-MD4, Class A1
2,676,891	7.10	08/13/2029	2,881,704

Asset Securitization Corp. Series 1997-D4, Class 4IE
4,100,000	7.53	04/14/2029	4,724,650

LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
6,800,000	6.21	10/15/2035	7,477,624

LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4
5,500,000	6.46	03/15/2031	6,110,265

			21,194,243

Credit Card – 3.3%
Citibank Credit Card Master Trust I Series 1997-6, Class B @
5,000,000	0.00	08/15/2006	4,934,375

Citibank Credit Card Master Trust I Series 1999-2, Class B
3,420,000	6.15	03/10/2011	3,759,439

MBNA Master Credit Card Trust Series 1999-B, Class B
5,000,000	6.20	08/15/2011	5,493,794

Standard Credit Card Master Trust Series 1995-1, Class B
7,000,000	8.45	01/07/2007	7,549,615

			21,737,223

Home Equity – 6.2%
American Business Financial Services, Inc. Series 1996-1, Class A †
646,253	7.95	09/15/2026	654,887

Cityscape Home Loan Trust Series 1997-4, Class A5
4,260,077	7.01	10/25/2018	4,352,975

Contimortgage Home Equity Loan Trust Series 1999-3, Class A6
2,500,000	7.68	12/25/2029	2,631,250

Green Tree Home Improvement Loan Trust Series 1997-E, Class HEM1

7,573,915	7.28	01/15/2029	7,794,534

Merrill Lynch Mortgage Investors, Inc. Series 1999-H1, Class M1
996,370	7.36	11/20/2029	1,016,776

Residential Asset Securities Corp. Series 1999-KS1, Class AI8
2,725,114	6.32	04/25/2030	2,860,036

Residential Funding Mortgage Securities I Series 2000-HI2, Class AI5
11,029,000	8.35	03/25/2025	11,808,183

Residential Funding Mortgage Securities I, Inc. Series 2000-HI4, Class AI7
8,849,000	7.98	09/25/2030	9,555,972

			40,674,613

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Manufactured Housing – 7.5%
Associates Manufactured Housing Pass-Through Series 1996-1, Class A5
$ 5,208,349	7.60%	03/15/2027	$ 5,501,358

Green Tree Financial Corp. Series 1993-4, Class A5
12,238,891	7.05	01/15/2019	12,882,570

Green Tree Financial Corp. Series 1995-1, Class B1
1,397,239	9.00	06/15/2025	1,436,603

Green Tree Financial Corp. Series 1995-5, Class B1
2,820,247	7.30	09/15/2026	1,954,210

Green Tree Financial Corp. Series 1995-5, Class M1
2,000,000	7.65	09/15/2026	1,904,274

Green Tree Financial Corp. Series 1995-8, Class B1
1,369,006	7.30	12/15/2026	844,118

Green Tree Financial Corp. Series 1996-4, Class A7
5,176,488	7.90	06/15/2027	5,524,333

Green Tree Financial Corp. Series 1996-8, Class M1
2,000,000	7.85	10/15/2027	1,707,686

Green Tree Financial Corp. Series 1997-3, Class B1
3,000,000	7.51	07/15/2028	682,500

Green Tree Financial Corp. Series 1997-3, Class M1
5,795,000	7.53	03/15/2028	3,737,775

Green Tree Financial Corp. Series 1997-6, Class M1
2,500,000	7.21	01/15/2029	1,600,000

Green Tree Financial Corp. Series 1998-3, Class A5
966,407	6.22	03/01/2030	954,852

Green Tree Financial Corp. Series 1998-3, Class A6
1,143,685	6.76	03/01/2030	1,152,721

Green Tree Financial Corp. Series 1999-1, Class M1
3,750,000	6.56	11/01/2028	1,425,000

Green Tree Financial Corp. Series 1999-1, Class M2
1,500,000	7.34	11/01/2028	337,500

Indymac Manufactured Housing Contract Series 1997-1, Class A3
1,722,299	6.61	02/25/2028	1,698,093

Indymac Manufactured Housing Contract Series 1997-1, Class A4
1,230,214	6.75	02/25/2028	1,219,905

Indymac Manufactured Housing Contract Series 1998-1, Class A5
2,077,301	6.96	09/25/2028	1,997,117

Oakwood Mortgage Investors, Inc. Series 1997-A, Class A5
2,518,217	7.13	05/15/2027	2,605,120

			49,165,735

TOTAL ASSET-BACKED SECURITIES
(Cost $142,376,414)			$138,153,515

26	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – 13.8%
Federal Home Loan Mortgage Corp. FGIC PAC Series 2430, Class UD
$10,579,800	6.00%	03/15/2017	$11,103,168

Federal Home Loan Mortgage Corp. PAC Series 2110, Class PG
4,500,000	6.00	01/15/2029	4,674,792

Federal Home Loan Mortgage Corp. PAC Series 2633, Class PC
6,000,000	4.50	07/15/2015	5,927,661

Federal Home Loan Mortgage Corp. REMIC PAC Series 1579, Class PM
3,335,000	6.70	09/15/2023	3,551,757

Federal Home Loan Mortgage Corp. Series 1652, Class PJ
1,196,760	6.60	08/15/2022	1,204,735

Federal Home Loan Mortgage Corp. Series 2524, Class WC
1,950,000	6.00	11/15/2028	2,030,391

Federal National Mortgage Association FNIC PAC Series 2001-45, Class WG
3,600,000	6.50	09/25/2031	3,785,229

Federal National Mortgage Association FNIC PAC Series 2001-76, Class UC
10,000,000	5.50	11/25/2015	10,396,124

Federal National Mortgage Association PAC Series 2003-14, Class AP
2,773,387	4.00	03/25/2033	2,818,044

Federal National Mortgage Association REMIC Series 1992-1, Class E
381,941	7.50	01/25/2007	401,928

Federal National Mortgage Association Series 1999-17, Class A
855,379	6.35	07/25/2026	855,658

Federal National Mortgage Association Series 2003-86, Class OC
5,270,000	5.00	09/25/2026	5,279,216

Government National Mortgage Association
5,508,416	6.50	05/20/2028	5,693,821

Norwest Integrated Structured Assets, Inc. Series 1998-1, Class 2A4
1,119,779	7.00	06/25/2028	1,122,818

PNC Mortgage Securities Corp. Series 2000-8, Class 1A3
836,054	7.75	11/25/2030	836,551

Principal Residential Mortgage Capital Resources Series 2001-1A, Class A †
1,400,000	5.49	03/20/2004	1,418,539

Residential Accredit Loans, Inc. Series 2001-QS5, Class A2
9,473,826	6.75	05/25/2031	9,490,409

Residential Funding Mortgage Securities Corp. Series 1999-S14, Class IIA1
2,321,608	6.50	06/25/2029	2,330,608

Residential Funding Mortgage Securities Corp. Series 2003-RM2, Class AIII
9,947,500	6.00	05/25/2033	10,136,260

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Residential Funding Mortgage Securities I, Inc. Series 1999-S20, Class A1
$ 417,253	6.50%	09/25/2014	$ 418,651

Securitized Asset Sales, Inc. Series 1994-5, Class AM
1,266,201	7.00	07/25/2024	1,264,923

Structured Asset Securities Corp. Series 2001-9, Class 2A3
104,322	7.00	07/25/2031	104,210

Wells Fargo Alternative Loan Trust Series 2000-1, Class 1A1
5,066	7.50	10/25/2030	5,061

Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
5,132,215	5.00	06/25/2018	5,165,273

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $88,696,895)			$90,015,827

Corporate Obligations – 28.8%
Agency – 0.1%
Farmer Mac MTN
$ 542,000	6.68%	06/10/2014	$ 624,489

Cable TV – 0.3%
Comcast Corp.
1,600,000	6.50	01/15/2015	1,714,138

Energy – 0.9%
Amerada Hess Corp.
5,375,000	5.90	08/15/2006	5,683,514

Financial – 15.2%
Allstate Financial Global Funding †
2,925,000	6.15	02/01/2006	3,169,337

American General Finance Corp. MTN Series H
3,000,000	4.50	11/15/2007	3,109,308

Apache Finance Property Ltd.
4,500,000	7.00	03/15/2009	5,188,982

Bear Stearns Companies, Inc.
4,500,000	4.00	01/31/2008	4,572,009

Caterpillar Financial Services Corp. MTN Series F
1,500,000	2.65	01/30/2006	1,507,430

Equitable Life Assurance Society of the United States †
12,200,000	7.70	12/01/2015	14,132,748

General Electric Capital Corp. MTN Series A
3,000,000	5.00	06/15/2007	3,180,459
4,325,000	5.88	02/15/2012	4,618,283

General Motors Acceptance Corp.
7,000,000	6.63	10/15/2005	7,443,940
5,525,000	6.15	04/05/2007	5,829,532
5,900,000	8.00	11/01/2031	6,067,566

Metropolitan Life Insurance Co. †
8,000,000	7.70	11/01/2015	9,284,312

The accompanying notes are an integral part of these financial statements.	27

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Morgan Stanley Traded Custody Receipts †
$12,796,000	6.80%		06/15/2012	$ 14,152,760
7,150,000	7.65	#	03/01/2032	8,161,582

PNC Bank, N.A.
8,250,000	7.88		04/15/2005	8,936,383

				99,354,631

Forestry – 0.1%
Weyerhaeuser Co.
457,000	6.75		03/15/2012	494,718

Industrial – 4.1%
Campbell Soup Company
2,600,000	8.88		05/01/2021	3,385,925

Ford Motor Co.
6,900,000	6.50		08/01/2018	6,176,728

Receipts on Corporate Securities Trust CHR-1998-1
5,995,738	6.50		08/01/2018	5,986,205

Receipts on Corporate Securities Trust NSC-1998-1
3,519,999	6.38		05/15/2017	3,745,807

Ryder System, Inc.
4,000,000	6.60		11/15/2005	4,271,860

Service Master Co.
2,661,000	7.10		03/01/2018	2,893,545

				26,460,070

Multimedia – 0.4%
AOL Time Warner
495,000	6.13		04/15/2006	532,424
1,600,000	6.75		04/15/2011	1,767,923

				2,300,347

Oil-Field Services – 0.1%
Halliburton Co. †
620,000	5.50		10/15/2010	626,674

Real Estate – 3.0%
Archstone Communities Trust
3,000,000	8.20		07/03/2005	3,249,300

EOP Operating LP
3,300,000	7.75		11/15/2007	3,779,837

Merry Land & Investment, Inc.
1,000,000	6.88		11/01/2004	1,048,474

Simon Debartolo Group LP
6,000,000	6.75		06/15/2005	6,416,568

Speiker Properties LP
4,700,000	7.35		12/01/2017	5,328,122

				19,822,301

Sovereign Agency – 0.3%
Resolution Funding Corp.
1,500,000	8.13		10/15/2019	1,945,124

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Utilities – 2.0%
GTE Corp.
$12,000,000	6.84%	04/15/2018	$ 13,023,588

Yankee – 2.3%
Hanson Overseas BV
5,000,000	6.75	09/15/2005	5,370,800

Swiss Bank Corp.
8,350,000	7.38	06/15/2017	9,968,247

			15,339,047

TOTAL CORPORATE OBLIGATIONS
(Cost $177,414,920)			$187,388,641

Foreign Debt Obligations – 0.1%
Yankee – 0.1%
Republic of Poland
$ 592,000	5.25%	01/15/2014	$ 587,560

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $591,236)			$ 587,560

Mortgage-Backed Pass-Through Obligations – 17.0%
Federal Home Loan Mortgage Corporation
$ 460,358	6.00%	12/01/2013	$ 477,610
797,332	8.50	02/01/2019	873,789
980,056	8.50	03/01/2021	1,074,642
4,739,978	7.00	05/01/2026	4,998,615
697,116	7.00	10/01/2030	733,478
849,564	7.50	12/01/2030	907,229
1,742,139	7.50	01/01/2031	1,860,388
3,628,482	7.00	08/01/2031	3,817,641
10,239,469	5.00	05/01/2033	10,083,560
9,418,376	5.50	06/01/2033	9,501,599

28	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Pass-Through Obligations – (continued)

Federal National Mortgage Association
$ 1,644,275	5.50%	01/01/2009	$ 1,707,870
1,279,016	7.00	07/01/2009	1,359,652
269,534	6.50	02/01/2012	285,650
511,030	6.00	12/01/2013	524,695
395,014	6.50	07/01/2014	413,124
731,817	9.00	11/01/2021	811,906
11,343	6.50	05/01/2024	11,835
217,241	6.50	07/01/2024	226,661
95,144	6.50	08/01/2024	99,270
281,614	6.50	09/01/2024	293,825
165,990	9.00	02/01/2025	184,873
287,182	6.50	03/01/2026	299,263
647,145	8.00	07/01/2028	704,497
1,201,135	6.50	10/01/2028	1,249,443
199,828	7.00	10/01/2028	210,702
974,135	5.75 #	12/01/2028	1,009,513
509,856	6.50	01/01/2029	530,361
421,268	6.00	07/01/2029	433,072
1,322,084	7.50	09/01/2029	1,409,191
823,496	7.00	03/01/2031	867,269
632,457	7.50	03/01/2031	673,916
1,813,261	7.00	11/01/2031	1,909,226
5,326,381	7.00	01/01/2032	5,608,272
7,446,092	5.00	02/01/2033	7,349,004
14,318,267	5.50	03/01/2033	14,456,513
4,599,409	5.00	07/01/2033	4,539,439
14,462,715	4.50	08/01/2033	13,793,347

Government National Mortgage Association
1,381,956	8.00	02/15/2022	1,507,131
642,961	7.50	08/20/2025	684,930
2,408,266	7.50	07/20/2026	2,562,536
4,579,765	6.50	04/15/2031	4,798,163
5,902,268	6.50	05/15/2031	6,183,733

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $108,588,545)			$111,027,433

U.S. Government Agency Obligations – 6.9%
Federal Home Loan Bank
$ 7,000,000	5.59%	02/03/2009	$ 7,633,619
2,270,000	5.58	02/17/2009	2,474,075
3,025,000	7.13	02/15/2030	3,598,358

Federal National Mortgage Association
6,150,000	6.00	05/15/2011	6,779,926
1,300,000	5.08	06/24/2018	1,258,121
8,900,000	7.13	01/15/2030	10,616,507
10,000,000	6.63	11/15/2030	11,267,360

Tennessee Valley Authority
1,000,000	7.13	05/01/2030	1,206,885

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $44,614,595)			$ 44,834,851

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 5.5%
United States Treasury Bonds
$ 400,000	8.00%	11/15/2021	$ 536,078

United States Treasury Notes
20,000,000	5.88	11/15/2005	21,603,120
10,975,000	6.50	10/15/2006	12,261,994
1,750,000	3.63	05/15/2013	1,675,557

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $36,306,602)			$ 36,076,749

Repurchase Agreement – 6.1%
State Street Bank & Trust Co. ^
$39,641,000	0.78%	11/03/2003	$ 39,641,000

Maturity Value: $39,643,577

TOTAL REPURCHASE AGREEMENT
(Cost $39,641,000)			$ 39,641,000

TOTAL INVESTMENTS – 99.3%
(Cost $638,230,207)			$647,725,576

Other assets in excess of liabilities – 0.7%			4,342,812

Net Assets – 100.0%			$652,068,388

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $51,600,839, which represents 7.9% of net assets as of October 31, 2003.

#	Variable rate security. Coupon rate disclosed is that which was in effect at October 31, 2003.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

@	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

Investment Abbreviations:
FGIC	—Insured by Financial Guaranty Insurance Co.
FNIC	—Financial Network Investment Corporation
MTN	—Medium Term Note
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	29

COMMERCE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

We present you with the annual report for Commerce Short-Term Government Fund for the one-year period ended October 31, 2003.

A conversation with Scott Colbert, Portfolio Manager of the Commerce Short-Term Government Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period that ended October 31, 2003, the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.52% and 1.22%, respectively. These returns compare to the 2.39% and 1.57% cumulative total returns of the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index and the Lipper Short U.S. Government Funds Index, respectively.

Q: What were the material factors that caused the Fund to under perform its benchmark during the reporting period?

A: During the period, the Fund’s exposure to the mortgage-backed sector was a drag on performance as compared to the Salomon Bros. Treasury/Government Sponsored Index. Because of the high level of mortgage refinancing, a portion of the Fund’s mortgage-backed bonds were prematurely retired, or called. Given the falling interest rate environment, we then had to reinvest the proceeds at lower yields.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The duration (price sensitivity related to fluctuating interest rates) of the Fund was, on average, in line with its benchmark for most of the period. However, in anticipation of a stronger economy, we shortened the portfolio’s duration in August 2003. We accomplished this by decreasing the Fund’s overall mortgage-backed weighting. While the shorter duration detracted from results in September when bond prices rose, it enhanced performance in October when bond prices fell in response to stronger than expected economic data.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund maintained a yield advantage relative to its benchmark throughout the period. This proved to be beneficial, as we were able to generate a more consistent level of income for shareholders. We increased our exposure to federal agency debentures during the fiscal year to offset the volatility of the mortgage sector, as well as to enhance the yield over U.S. Treasury notes. Individual security holdings did not materially impact Fund performance over the period.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: As previously mentioned, the largest detractor from results was the Fund’s exposure to mortgage-backed securities. With mortgage rates falling to multi-generational lows, homeowners rushed to refinance their existing mortgages. As a result, substantial portions of the Fund’s mortgage-backed securities were called and we had to reinvest that money in securities offering lower yields.

COMMERCE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Short-Term Government Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	6.23%	5.08%	1.52%

Service Shares (commenced January 2, 1997)(a)
Excluding sales charges	5.50%	4.82%	1.22%
Including sales charges (maximum sales charge 2.00%)	5.19%	4.40%	–0.81%

Salomon Brothers 1-5 Year Treasury/Government Sponsored Index (as of December 12, 1994)(b)	6.87%	5.81%	2.39%

Lipper Short U.S. Government Funds Index (as of December 12, 1994)(c)	5.80%	4.75%	1.57%

Short-Term Government Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Salomon Brothers 1-5 Year Treasury/Government Sponsored Index is composed of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Short U.S. Government Funds Index is an unmanaged index consisting of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government with dollar-weighted average maturities of less than three years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – 25.7%
ABN AMRO Mortgage Corp. Series 2002-7, Class 2A1
$ 168,417	5.75%	09/25/2017	$ 168,398

Countrywide Funding Corp. Series 1994-7, Class A7
563,594	6.50	03/25/2024	562,869

Countrywide Home Loans, Inc. Series 1997-4, Class A
70,667	8.00	08/25/2027	71,795

Countrywide Home Loans, Inc. Series 2002-21, Class A2

933,643	5.75	11/25/2017	946,303

Federal Home Loan Mortgage Corp. PAC Series 159, Class H
178,615	4.50	09/15/2021	178,544

Federal Home Loan Mortgage Corp. PAC Series 1614, Class MB
658,028	6.50	12/15/2009	707,633

Federal Home Loan Mortgage Corp. PAC Series 1621, Class K
4,044	6.50	11/15/2023	4,041

Federal Home Loan Mortgage Corp. PAC Series 1650, Class K
880,000	6.50	01/15/2024	942,398

Federal Home Loan Mortgage Corp. PAC Series 1652, Class PJ
398,920	6.60	08/15/2022	401,578

Federal Home Loan Mortgage Corp. PAC Series 2103, Class TE
625,000	6.00	12/15/2028	643,812

Federal Home Loan Mortgage Corp. PAC Series 2104, Class PE
3,165	6.00	10/15/2023	3,162

Federal Home Loan Mortgage Corp. PAC Series 2109, Class PE
995,000	6.00	12/15/2028	1,033,495

Federal Home Loan Mortgage Corp. PAC Series 2178, Class PB
5,450,000	7.00	08/15/2029	5,858,750

Federal Home Loan Mortgage Corp. PAC Series 23, Class PK

1,366,000	6.00	11/25/2023	1,439,738

Federal Home Loan Mortgage Corp. PAC Series 2389, Class CD

450,000	6.00	03/15/2016	474,788

Federal Home Loan Mortgage Corp. REMIC PAC Series 1351, Class TE
2,400,361	7.00	08/15/2022	2,527,498

Federal Home Loan Mortgage Corp. REMIC PAC Series 1607, Class G
2,133,650	6.00	08/15/2013	2,240,365

Federal Home Loan Mortgage Corp. REMIC PAC Series 1611, Class IA

1,189,583	6.50	02/15/2023	1,217,552

Federal Home Loan Mortgage Corp. REMIC PAC Series 1673, Class H

150,000	6.00	11/15/2022	156,760

Federal Home Loan Mortgage Corp. REMIC PAC Series 2022, Class PE

542,000	6.50	01/15/2028	577,314

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Federal Home Loan Mortgage Corp. REMIC PAC Series 2061, Class TA
$ 6,800,000	5.25%	10/15/2027	$ 6,972,022

Federal Home Loan Mortgage Corp. REMIC PAC Series 2161, Class PG
1,500,000	6.00	04/15/2028	1,558,906

Federal Home Loan Mortgage Corp. REMIC PAC Series 2345, Class PQ
220,000	6.50	08/15/2016	235,578

Federal Home Loan Mortgage Corp. REMIC PAC Series 2377, Class EC
1,225,706	5.50	08/15/2026	1,236,426

Federal Home Loan Mortgage Corp. REMIC PAC Series 2424, Class QD
157,617	6.50	10/15/2025	157,543

Federal Home Loan Mortgage Corp. REMIC PAC Series 2439, Class LG
2,375,000	6.00	09/15/2030	2,478,706

Federal Home Loan Mortgage Corp. REMIC PAC Series 2498, Class NE
481,146	6.00	11/15/2028	491,183

Federal Home Loan Mortgage Corp. REMIC PAC Series 41, Class F
552,095	10.00	05/15/2020	552,856

Federal Home Loan Mortgage Corp. REMIC Series 1163, Class JA
229,656	7.00	11/15/2021	234,018

Federal Home Loan Mortgage Corp. REMIC Series 1632, Class B
28,540	6.00	11/15/2023	29,000

Federal Home Loan Mortgage Corp. REMIC Series 2591, Class QY
1,004,070	5.00	05/15/2014	1,034,043

Federal Home Loan Mortgage Corp. Series 31, Class EA @
1,537,440	0.00	04/25/2024	1,408,417

Federal National Mortgage Association PAC Series 1992-129, Class L
1,300,622	6.00	07/25/2022	1,377,226

Federal National Mortgage Association PAC Series 2001-76, Class UC
1,000,000	5.50	11/25/2015	1,039,612

Federal National Mortgage Association REMIC PAC Series 1991-94, Class E @
613,889	0.00	07/25/2021	577,679

Federal National Mortgage Association REMIC PAC Series 1993-132, Class A @
542,543	0.00	10/25/2022	502,262

Federal National Mortgage Association REMIC PAC Series 1995-4, Class PB
485,776	8.00	11/25/2024	491,919

Federal National Mortgage Association REMIC PAC Series 1998-36, Class J
587,626	6.00	07/18/2028	611,865

32	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Federal National Mortgage Association REMIC PAC Series 2001-68, Class PM
$ 95,289	5.00%	12/25/2024	$ 95,175

Federal National Mortgage Association REMIC PAC Series 2001-71, Class MB
891,000	6.00	12/25/2016	931,143

Federal National Mortgage Association REMIC PAC Series 2003-14, Class AP
3,728,923	4.00	03/25/2033	3,788,967

Federal National Mortgage Association REMIC Series 1991-137, Class H
620,462	7.00	10/25/2021	669,035

Federal National Mortgage Association REMIC Series 1992, Class 89 @
252,928	0.00	06/25/2022	224,112

Federal National Mortgage Association REMIC Series 1992-1, Class E
54,563	7.50	01/25/2007	57,418

Federal National Mortgage Association REMIC Series 1993-140, Class J
1,100,000	6.65	06/25/2013	1,197,878

Federal National Mortgage Association REMIC Series 1993-182, Class FA
138,345	3.77#	09/25/2023	139,834

Federal National Mortgage Association REMIC Series 1993-183, Class K
500,000	6.50	07/25/2023	531,862

Federal National Mortgage Association REMIC Series 1999-17, Class A
192,220	6.35	07/25/2026	192,283

Federal National Mortgage Association REMIC Series 1999-9, Class PD
782,292	6.00	05/25/2017	798,686

Federal National Mortgage Association REMIC Series 2001-20, Class VB
575,000	6.00	09/25/2017	597,491

Federal National Mortgage Association REMIC Series 2001-4, Class D
1,762,577	6.50	04/25/2028	1,797,292

Federal National Mortgage Association REMIC Series 2002-71, Class PC
1,000,000	5.50	12/25/2026	1,027,653

First Nationwide Trust Series 1998-3, Class 1PPA
350,435	6.50	09/19/2028	352,955

Government National Mortgage Association REMIC PAC Series 2001-19, Class ON
1,000,000	6.50	06/16/2028	1,010,764

Government National Mortgage Association REMIC PAC Series 2001-6, Class PM
1,000,000	6.50	06/16/2030	1,056,058

Government National Mortgage Association REMIC Series 2001-60, Class AC
295,000	6.00	05/20/2029	309,583

Principal Amount	Interest Rate		Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Government National Mortgage Association Series 1998-12, Class EB
$ 1,377,104	6.50%		05/20/2028	$ 1,423,455

Government National Mortgage Association Series 2001-53, Class F
629,537	1.47	#	10/20/2031	630,286

Government National Mortgage Association Series 2002-28, Class A
2,177,523	4.78		02/16/2018	2,284,975

Residential Accredit Loans, Inc. Series 1999-QS2, Class A5
254,077	6.50		02/25/2029	253,819

Residential Accredit Loans, Inc. Series 2001-QS5, Class A2
1,184,228	6.75		05/25/2031	1,186,301

Residential Funding Mortgage Securities I, Inc. REMIC Series 1995-S12, Class A2
136,254	7.25		08/25/2010	136,056

Residential Funding Mortgage Securities I, Inc. Series 1999-S20, Class A1
312,939	6.50		09/25/2014	313,988

Securitized Asset Sales, Inc. Series 1993-7, Class TA6
444,054	6.25		12/25/2023	443,483

Securitized Asset Sales, Inc. Series 1994-5 Class AM
180,886	7.00		07/25/2024	180,704

Vendee Mortgage Trust Series 1996-2, Class 1Z
465,256	6.75		06/15/2026	492,831

Washington Mutual MSC Mortgage Pass-Through PAC Series 2002-MS1, Class 3A3
2,310,000	6.25		02/25/2032	2,328,176

Washington Mutual MSC Mortgage Pass-Through Series 2002-MS8, Class 4A5
1,000,000	5.75		12/25/2032	1,001,330

Wells Fargo Alternative Loan Trust Series 2000-1, Class 1A1
1,447	7.50		10/25/2030	1,446

Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
923,799	5.00		06/25/2018	929,749

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $66,999,797)				$ 67,530,842

Mortgage-Backed Pass-Through Obligations – 2.9%
Federal Home Loan Mortgage Corp.
$ 8,675	7.75%		09/01/2007	$ 8,844
1,036,675	5.50		08/01/2017	1,067,931

The accompanying notes are an integral part of these financial statements.	33

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Pass-Through Obligations – (continued)
Federal National Mortgage Association
$ 65,232	8.00%		12/01/2007	$ 70,023
1,363,802	7.00		03/01/2009	1,449,998
2,026,841	4.50		11/01/2009	2,051,212
38,212	6.50		02/01/2012	40,497
660,756	10.50		11/01/2015	734,265
1,023,704	6.00		07/01/2016	1,064,900
47,233	5.08	#	08/01/2023	48,512
40,438	9.00		07/01/2024	45,156
115,282	5.75		12/01/2028	119,469
549,473	7.00		11/01/2031	578,553

Government National Mortgage Association
29,190	8.00		10/15/2016	31,916
56,155	8.00		07/15/2017	61,409
2,026	5.63	#	11/20/2024	2,087
3,777	5.63	#	12/20/2024	3,904
113,377	4.38	#	04/20/2026	115,511
62,429	5.75	#	08/20/2026	63,787
107,397	4.38	#	01/20/2028	109,064

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $7,607,442)				$ 7,667,038

U.S. Government Agency Obligations – 56.3%
Federal Farm Credit Bank
$ 470,000	5.40%		05/10/2006	$ 504,503
4,500,000	3.00		04/15/2008	4,417,065
237,000	6.89		09/13/2010	274,308
250,000	7.00		09/01/2015	297,759
500,000	6.13		12/29/2015	557,349

Federal Home Loan Bank
1,630,000	6.89		04/06/2004	1,669,878
5,675,000	4.88		04/16/2004	5,770,488
9,000,000	2.13		12/15/2004	9,062,721
4,800,000	3.00		08/15/2005	4,883,717
1,240,000	4.96		10/07/2005	1,308,747
7,000,000	5.25		08/15/2006	7,494,004
425,000	2.88		02/15/2007	426,248
735,000	5.38		02/15/2007	791,070
525,000	3.50		09/12/2007	531,831
125,000	5.88		11/15/2007	137,138
115,000	6.02		01/09/2008	126,947
50,000	5.97		03/25/2008	55,181
1,000,000	6.00		06/11/2008	1,107,929
250,000	5.37		12/11/2008	270,105
3,000,000	5.59		02/03/2009	3,271,551
35,000	5.99		04/09/2009	38,863

Federal Home Loan Mortgage Corp.
5,000,000	3.00		07/15/2004	5,060,940
3,000,000	3.25		11/15/2004	3,056,376
13,500,000	6.88		01/15/2005	14,350,689
220,000	5.95		01/19/2006	237,649
12,000,000	5.50		07/15/2006	12,933,996
5,000,000	2.75		03/15/2008	4,885,920
200,000	5.75		04/15/2008	219,645

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association
$ 625,000	7.40%	07/01/2004	$ 649,785
12,750,000	6.50	08/15/2004	13,267,306
5,900,000	1.88	12/15/2004	5,925,010
215,000	7.88	02/24/2005	232,593
500,000	7.65	03/10/2005	540,553
10,750,000	6.00	12/15/2005	11,601,088
5,000,000	5.25	06/15/2006	5,353,175
19,000,000	4.38	10/15/2006	19,911,278
6,000,000	4.25	07/15/2007	6,251,106

Tennessee Valley Authority 1995 Series A

436,000	6.38	06/15/2005	467,322

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $145,821,622)			$147,941,833

U.S. Treasury Obligations – 14.2%
United States Treasury Inflation Indexed Notes (TIPS)
$ 5,300,750	3.38%	01/15/2007	$ 5,780,510

United States Treasury Notes
10,000,000	1.63	09/30/2005	9,969,530
11,000,000	3.50	11/15/2006	11,353,199
9,000,000	6.13	08/15/2007	10,086,327

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $37,547,712)			$ 37,189,566

34	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 2.4%
State Street Bank & Trust Co. ^
$ 6,422,000	0.78%	11/03/2003	$ 6,422,000

Maturity Value: $6,422,417

TOTAL REPURCHASE AGREEMENT
(Cost $6,422,000)			$ 6,422,000

TOTAL INVESTMENTS – 101.5%
(Cost $264,398,573)			$266,751,279

Liabilities in excess of other assets – (1.5)%			(3,947,819)

Net Assets – 100.0%			$262,803,460

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2003.

@	Security issued with a zero coupon. The actual effective yield of this security is different than the stated coupon due to the accretion of discount.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

Investment Abbreviations:
MSC	—Mortgage Securities Corp.
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation Protected Securities

The accompanying notes are an integral part of these financial statements.	35

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

National, Missouri, and Kansas Tax-Free

Intermediate Bond Funds

We present you with the annual report for Commerce National, Missouri, and Kansas Tax-Free Intermediate Bond Funds for the one-year period ended October 31, 2003.

A conversation with Brian Musielak, Portfolio Manager of the Commerce National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

Q: How did the Funds perform over the review period?

A: Over the one-year period that ended October 31, 2003, the National Tax-Free Intermediate Bond Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.88% and 4.64%, respectively.

Over the one-year period that ended October 31, 2003, the Missouri Tax-Free Intermediate Bond Fund’s Institutional and Service shares generated cumulative total returns, without sales charges, of 4.50% and 4.29%, respectively.

Over the one-year period that ended October 31, 2003, the Kansas Tax-Free Intermediate Bond Fund’s Institutional and Service shares generated cumulative total returns, without sales charges, of 4.52% and 4.26%, respectively.

These returns compared to the 5.18% and 4.51% cumulative total returns of the Funds’ the Lehman 3-15 Year Blend Index and the Lipper Intermediate Municipal Funds Index, respectively.

Q: How did the Funds’ duration and yield curve positioning affect performance during the reporting period?

A: The National Tax-Free Intermediate Bond Fund’s duration (price sensitivity related to fluctuating interest rates) was longer than its benchmark, the Lehman 3-15 Year Blend Index, from October 2002 through mid-July 2003. This positioning significantly enhanced results during the first and second quarters of 2003 as interest rates were generally falling during this time. For the balance of the period, the Fund had a neutral duration versus its benchmark.

The Missouri and Kansas Tax-Free Intermediate Bond Funds were neutral in duration throughout the period. This proved to be a lost opportunity, as we weren’t able to extend the Funds’ duration to take advantage of the market’s rally in the first half of 2003.

In terms of yield curve positioning (the relative exposure of individual bond maturities of the portfolio compared to those of the benchmark), all three Funds were overweight versus the 15-20 year portion of the curve, which was a positive for performance. However, an overweight versus the 10 year maturity portion of the curve was detrimental to results, as this was the worst performing area of the curve.

Q: How did you structure the Funds in terms of credit quality?

A: We made a strategic decision in January 2003 to increase the Funds’ relative exposure to lower quality, higher yielding bonds. This was accomplished in large part through investments in non-rated securities that met our internal credit requirements. We moved down in terms of credit quality for two reasons. First, municipal credit spreads were at historically wide levels, which represented what we believed to be a good buying opportunity for lower rated issues. Second, lower rated bonds tend to outperform higher rated bonds in a flat to slightly higher interest rate environment. This was consistent with our outlook that interest rates will gradually rise over the next year. Our investment quality strategy was rewarded as lower quality, higher yielding bonds generally outperformed their higher quality, lower yielding counterparts.

Q: How did you position the Funds in terms of sector allocation?

A: All three Funds benefited from their overweight position in the hospital sector, which has been one of the best performing sectors over the last 18 months. We continue to feel there are some opportunities within the sector so we do not anticipate reducing the Funds’ exposure to this sector in the near term. In addition, the lack of any airline or tobacco revenue bonds in the Fund’s holdings enhanced results as these sectors significantly under performed the overall market.

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

The National Tax-Free Intermediate Bond Fund also benefited from its careful purchase during January and February 2003 of California insured bonds. These bonds were offering relatively high yields during this timeframe due to a record amount of new issuances by the state. As the supply subsided, these bonds performed well and held much of their gains as the reporting period progressed.

Q: Could you describe some specific holdings that enhanced each Fund’s returns during the period?

A: All three Funds benefited from our addition of select bonds issued by Puerto Rico. We began adding exposure to the Commonwealth mid-year and since that time these securities have been one of the Funds’ best performing individual credits.

Standouts in the Missouri and Kansas Tax-Free Intermediate Bond Funds were Osage Beach Missouri Waterworks and Sewer System Revenue Bonds*, and Kansas Independent College Finance Authority Educational Facilities Revenue Bonds*, respectively. The National Tax-Free Intermediate Bond Fund also held the two bonds listed above.

Q: What were some examples of holdings that didn’t meet your expectations?

A: As mentioned above, the Funds’ exposure to the 10-year portion of the yield curve was detrimental to relative performance. The National and Missouri Tax-Free Intermediate Bond Funds’ holding in St. Charles County Missouri Industrial Development Revenue Bonds* under  performed due to general concerns in the housing bond sector. The Kansas Tax-Free Intermediate Bond Fund was hurt by its exposure to Sedgwick and Shawnee Counties Kansas Revenue Bonds*, as they also under performed due to general concerns in the housing bond sector.

*	The Fund may cease investing in these securities at any time

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce National Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Return as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	5.52%	5.11%	4.88%

Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	5.78%	n/a	4.64%
Including sales charges (maximum sales charge 2.00%)	5.04%	n/a	2.55%

Lehman 3-15 Year Blend Index (as of February 21, 1995)(b)	6.53%	5.63%	5.18%

Lipper Intermediate Municipal Funds Index (as of February 21, 1995)(c)	5.64%	4.70%	4.51%

National Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 95.2%
Alabama – 0.6%
Birmingham AL GO Bonds (Refunding Warrants Series B) (FSA) (AAA/Aaa)
$ 930,000	5.50%	07/01/2012	$ 1,060,358

Arizona – 1.0%
Arizona Water Infrastructure Finance Authority Revenue Bonds Water Quality Series A (NR/Aaa)
500,000	5.38	10/01/2012	561,305

Pinal County AZ Unified School District No. 43 Apache Junction GO Bonds (Refunding) (FGIC) (AAA/Aaa)
500,000	5.75	07/01/2015	586,970

Tempe AZ GO Bonds (AA+/Aa1)
500,000	6.60	07/01/2006	563,195

			1,711,470

Arkansas – 0.1%
Arkansas State Development Finance Authority Revenue Bonds (Single Family Mortgage Backed Securities Program) Series A (GNMA/FNMA) (AAA/NR)
170,000	5.65	07/01/2011	181,227

California – 9.3%
California State GO Bonds (MBIA-IBC) (AAA/NR)
1,235,000	5.50	02/01/2012	1,392,487

Fallbrook CA Union Elementary School District San Diego County GO Bonds (Election of 2002) Series A (FGIC) (AAA/Aaa)
265,000	5.00	08/01/2019	278,324

Livermore Valley CA Joint Unified School District Election of 1999 GO Bonds (MBIA) (AAA/Aaa)
805,000	5.00	08/01/2016	859,539

Los Angeles CA Unified School District GO Bonds Series A (FSA) (AAA/Aaa)
2,000,000	5.00	07/01/2022	2,060,120

Mojave CA Unified School District School Facilities Improvement District No. 001 GO Bonds (FGIC) (AAA/Aaa)
1,100,000	5.25	08/01/2016	1,198,802

North Orange County CA Community College District GO Bonds Series A (MBIA) (AAA/Aaa)
2,270,000	5.00	08/01/2022	2,338,667

Oxnard CA Union High School District GO Bonds (Refunding Series A) (MBIA) (AAA/Aaa)
1,000,000	5.90	02/01/2019	1,171,970

San Diego CA Unified School District GO Bonds Series C (FSA) (AAA/Aaa)
550,000	5.00	07/01/2017	585,948

San Jose CA GO Bonds (Libraries & Parks Project) (AA+/Aa1)
1,540,000	5.10	09/01/2024	1,567,720

Sequoia CA Union High School District GO Bonds (Election of 2001) (MBIA) (NR/Aaa)
1,330,000	5.00	07/01/2020	1,392,151
1,395,000	5.00	07/01/2021	1,445,736

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
California – (continued)
West Contra Costa CA Unified School District GO Bonds (Refunding Series A) (MBIA) (AAA/Aaa)
$1,810,000	5.70%	02/01/2022	$ 2,063,527

			16,354,991

Colorado – 3.4%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-Littleton Academy) (BBB/NR)
690,000	5.38	01/15/2012	702,061
615,000	6.00	01/15/2022	613,586

Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-University Laboratory School Project) (NR/Baa2)
960,000	5.25	06/01/2011	979,181

Colorado Educational & Cultural Facilities Authority Revenue Bonds (Nashville Public Radio) (BBB+/NR)
365,000	5.50	04/01/2009	398,963
390,000	5.50	04/01/2010	425,977
410,000	5.50	04/01/2011	443,604
215,000	5.75	04/01/2014	232,688
1,300,000	5.88	04/01/2022	1,339,429

Colorado Health Facilities Authority Revenue Bonds (Refunding Parkview Medical Center Project) (NR/Baa1)

300,000	5.50	09/01/2006	323,346

Colorado Health Facilities Authority Revenue Bonds (Parkview Medical Center Project) (NR/Baa1)
500,000	5.75	09/01/2008	543,250

			6,002,085

District of Columbia – 0.4%
District of Columbia Revenue Bonds (World Wildlife Fund) Series A (AMBAC) (AAA/Aaa)
555,000	5.75	07/01/2011	632,944

Florida – 1.4%
Florida State Board of Education Capital Outlay GO Bonds (Refunding Public Education) Series D (AA+/Aa2)
895,000	5.50	06/01/2009	1,022,323

Florida State Community Services Corp. Walton County Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,330,000	5.50	03/01/2014	1,491,568

			2,513,891

Georgia – 2.5%
George L Smith II GA World Congress Control Revenue Bonds (Refunding Domed Stadium Project) (MBIA) (AAA/Aaa)
2,000,000	6.00	07/01/2011	2,260,720

Georgia Private Colleges & University Revenue Bonds Series A (NR/Baa1)
1,000,000	5.25	10/01/2020	1,008,960

Georgia State GO Bonds Series D (AAA/Aaa)
1,000,000	5.50	08/01/2005	1,071,060

			4,340,740

The accompanying notes are an integral part of these financial statements.	39

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Hawaii – 1.3%
Honolulu City & County GO Bonds (Unrefunded Balance Series A) (AA-/Aa2)
$2,000,000	5.75%	04/01/2012	$ 2,300,020

Illinois – 4.5%
Chicago IL Board of Education Certificates of Participation (Lease) Series A (MBIA) (AAA/Aaa)
500,000	6.25	01/01/2010	587,315

Chicago IL GO Bonds Series A (FGIC) (AAA/Aaa)
765,000	5.75	01/01/2008	865,429
1,000,000	6.13	01/01/2017	1,160,600
1,000,000	6.00	01/01/2018	1,146,830
1,000,000	6.00	01/01/2019	1,143,640

Elgin IL GO Bonds (Refunding Series B) (NR/Aa2)
25,000	4.80	01/01/2010	26,604

Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund University Center Project) (NR/Baa2)
670,000	5.50	05/01/2012	696,700

Kane County IL School District No. 101 GO Bonds (Batavia Building) (FSA) (NR/Aaa)
1,075,000	7.88	12/30/2007	1,316,284

Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Prerefunded Series A) (NR/Aaa)
415,000	7.25	06/15/2005	454,794

Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Prerefunded A 2002) (AAA/Aaa)
425,000	7.25	06/15/2005	465,396

Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Unrefunded Balance A 2002) (AAA/Aaa)
20,000	7.25	06/15/2005	21,820

			7,885,412

Indiana – 4.2%
Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
390,000	4.75	08/15/2011	405,424
500,000	5.25	08/15/2018	503,265

Evansville-Vanderburgh County IN Building Authority Lease Rent Revenue Bonds (Jail PJ) (AMBAC) (AAA/NR)
1,000,000	5.00	07/15/2015	1,076,320

Kokomo Center IN School Building Corp. Revenue Bonds (First Mortgage) (AMBAC) (AAA/Aaa)
1,110,000	6.75	07/15/2005	1,210,633

Merrillville IN Multi. School Building Revenue Bonds (MBIA) (AAA/Aaa)
2,500,000	6.65	07/01/2006	2,817,825

Plymouth IN Multi. School Building Revenue Bonds (MBIA) (AAA/Aaa)
1,200,000	5.75	07/01/2006	1,294,968

			7,308,435

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Iowa – 1.2%
Iowa Student Loan Liquidity Corp. Revenue Bonds Series E (AMT) (NR/Aaa)
$2,000,000	5.70%	06/01/2009	$ 2,191,260

Kansas – 2.2%
Kansas Independent College Finance Authority Educational Facilities Revenue Bonds (Benedictine College Project) (NR/NR)
640,000	6.25	10/01/2010	710,189

Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/Baa1)
1,015,000	5.25	07/01/2011	1,067,800
1,000,000	5.25	07/01/2012	1,041,570
1,000,000	5.25	07/01/2013	1,035,950

			3,855,509

Kentucky – 0.6%
Jefferson County KY GO Bonds ( Refunding Series C) (AA/Aa2)
465,000	5.38	05/15/2007	513,848

Jefferson County KY GO Bonds Series C (AA/Aa2)
460,000	5.45	05/15/2008	512,532

			1,026,380

Louisiana – 4.9%
Caddo Parish LA Parishwide School District GO Bonds (MBIA) (AAA/Aaa)
100,000	6.25	03/01/2005	106,493

Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds (Capital Projects & Equipment Acquisition) (AMBAC) (AAA/Aaa)
2,555,000	5.25	12/01/2018	2,760,090

Tangipahoa Parish LA Hospital Service District No. 1 Hospital Revenue Bonds (Refunding North Oaks Medical Center PJ-A) (A/NR)
2,035,000	5.00	02/01/2011	2,149,896
2,275,000	5.38	02/01/2015	2,414,207
1,100,000	5.38	02/01/2018	1,154,604

			8,585,290

Maryland – 1.0%
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds (Board of Child Care) (A/NR)
450,000	4.00	07/01/2006	475,191
1,250,000	5.50	07/01/2013	1,377,313

			1,852,504

Massachusetts – 0.2%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston College) Series L (AA-/Aa3)
10,000	5.25	06/01/2013	10,805

40	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Stonehill College) Series H (NR/A3)
$ 400,000	5.00%	07/01/2004	$ 410,424

			421,229

Michigan – 10.7%
Detroit MI Sewage Disposal Revenue Bonds Series A (MBIA) (AAA/Aaa)
300,000	6.00	07/01/2004	309,732

Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment Facilities) (FGIC) (AAA/Aaa)
550,000	4.00	05/01/2014	555,924

Greenville MI Public Schools GO Bonds (Q-SBLF) (MBIA) (AAA/Aaa)
200,000	5.75	05/01/2007	206,632

Lake Orion MI Community School District GO Bonds Series A (Q-SBLF) (FGIC) (AAA/Aaa)
2,000,000	6.00	05/01/2017	2,361,720

Michigan Higher Education Facilities Authority Limited Obligation Revenue Bonds (Calvin College Project) (NR/NR)
500,000	5.40	12/01/2011	541,455
1,125,000	5.55	12/01/2013	1,205,685
2,720,000	5.65	12/01/2014	2,910,971

Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
2,500,000	5.50	11/15/2010	2,820,375

Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aa2)
1,650,000	6.13	11/15/2026	1,966,288

Michigan State Housing Development Authority Revenue Bonds Series B (AMT) (AMBAC) (AAA/NR)
1,500,000	4.80	12/01/2010	1,576,515

Newaygo MI Public Schools GO Bonds (Q-SBLF) (AAA/Aaa)
750,000	5.00	05/01/2011	821,040
250,000	5.13	05/01/2012	271,840

Paw Paw MI Public School District GO Bonds (School Building & Site) (Q-SBLF) (AAA/Aaa)
475,000	5.30	05/01/2013	517,627

South Lyon MI Community Schools GO Bonds Series A (Q-SBLF) (AAA/Aaa)
875,000	5.50	05/01/2014	976,334

Stockbridge MI Community Schools GO Bonds (Q-SBLF) (AAA/Aaa)
665,000	5.10	05/01/2012	722,143

Wayne Charter County MI Airport Revenue Bonds (Detroit Metropolitan Wayne County) Series A (AMT) (MBIA) (AAA/Aaa)
1,000,000	5.25	12/01/2004	1,041,580

			18,805,861

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Minnesota – 1.1%
Chaska MN Electric Revenue Bonds Series A (NR/A3)
$1,000,000	6.00%	10/01/2020	$ 1,081,980

Minneapolis MN Revenue Bonds (Blake School Project) (NR/A2)
240,000	4.40	09/01/2008	259,793
320,000	4.50	09/01/2009	347,594

Minnesota State Housing & Finance Agency Revenue Bonds Series D (AA+/Aa1)
165,000	5.35	01/01/2005	170,585

			1,859,952

Mississippi – 1.3%
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Mississippi Water & Sewer System Project) (FGIC) (AAA/Aaa)
1,045,000	5.25	09/01/2013	1,160,107

Mississippi Medical Center Educational Building Corp. Revenue Bonds (University of Mississippi Medical Center Project) (MBIA-IBC) (AAA/Aaa)
1,000,000	5.65	12/01/2009	1,150,880

			2,310,987

Missouri – 9.9%
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A/NR)
745,000	5.25	06/01/2012	791,428

Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
670,000	5.30	03/01/2008	728,598
600,000	5.65	03/01/2013	640,548

Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Imports Project) (NR/Aa3)
865,000	5.00	12/01/2013	952,693

Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Improvements Project) (NR/Aa3)
855,000	5.00	12/01/2014	932,694

Jefferson City MO School District GO Bonds Series A (NR/Aa2)
300,000	6.70	03/01/2011	357,174

Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Branson) Series A (BBB+/Baa1)
1,000,000	5.00	12/01/2005	1,057,030

Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
1,070,000	5.00	04/01/2019	1,121,553

Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro-L-385 Project) (NR/NR)
1,000,000	5.60	03/01/2016	1,031,560

The accompanying notes are an integral part of these financial statements.	41

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facilities Authority Revenue Bonds (SSM Health Care) Series A (MBIA) (AAA/Aaa)
$ 400,000	5.00%	06/01/2012	$ 432,252

Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (NR/Aa2)
500,000	6.75	05/15/2012	616,835

Missouri State Health & Educational Facility Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
500,000	4.75	02/15/2005	517,760

Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
1,220,000	6.25	12/01/2012	1,357,738

Missouri State Housing Development Commission Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
1,665,000	4.75	12/01/2010	1,761,187

North Kansas City MO Hospital Revenue Bonds (North Kansas City Hospital) Series A (FSA) (AAA/Aaa)
1,000,000	5.00	11/15/2019	1,047,390

Osage Beach MO Waterworks & Sewer System Revenue Bonds (NR/NR)
195,000	4.85	12/01/2006	213,003
225,000	5.50	12/01/2014	258,743
290,000	5.60	12/01/2015	335,321

St. Charles County MO Industrial Development Revenue Bonds (Housing Vanderbilt Apartments) (A-/NR)~
1,400,000	5.00	02/01/2009	1,423,408

St. Louis MO Parking Facilities Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
675,000	5.88	02/01/2020	687,049

St. Peters MO GO Bonds (FGIC) (NR/Aaa)
650,000	7.20	01/01/2008	773,519
290,000	7.20	01/01/2009	352,246

			17,389,729

Nevada – 0.7%
Nevada Housing Division Single Family Revenue Bonds Series A-2 (AMT) (FHA) (AAA/Aaa)
145,000	4.10	10/01/2004	147,401

Nevada State Natural Resources GO Bonds Series C (AA/Aa2)
460,000	5.00	04/01/2016	488,143
505,000	5.00	04/01/2018	527,104

			1,162,648

New Mexico – 0.0%
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
30,000	6.15	09/01/2017	32,059

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
New York – 6.0%
Metropolitan Transportation Authority NY Service Contract Revenue Bonds (Refunding Series A) (AA-/A3)
$2,000,000	5.10%	01/01/2021	$ 2,053,360

New York GO Bonds Series J (A/A2)
3,230,000	5.25	08/01/2011	3,477,127

New York NY City Municipal Water Finance Authority Water and Sewer System Revenue Bonds Series A (AA/Aa2)
700,000	4.00	06/15/2011	724,612

New York NY City Transitional Finance Authority Revenue Bonds (Prerefunded Future Tax Series B) (AA+/Aa2)
375,000	6.00	11/15/2013	447,529

New York NY City Transitional Finance Authority Revenue Bonds (Unrefunded Future Tax Series B) (AA+/Aa2)
125,000	6.00	11/15/2013	145,924

New York NY GO Bonds Series G (A/A2)
1,000,000	5.63	08/01/2013	1,097,130

New York State Dormitory Authority Revenue Bonds (Unrefunded Balance) Series C (AA-/A3)
240,000	7.38	05/15/2010	287,734

New York State Dormitory Authority Revenue Bonds Series B (AA-/A3)
540,000	5.00	05/15/2008	594,048

New York State Urban Development Corp. Revenue Bonds (AA-/A3)
1,000,000	6.25	01/01/2007	1,122,450

North Hempstead NY (Refunding Series B) (FGIC) (AAA/Aaa)
500,000	6.30	04/01/2008	581,275

			10,531,189

North Carolina – 0.3%
North Carolina Housing Finance Agency Revenue Bonds (Single Family) Series TT (AMT) (AA/Aa2)
250,000	5.00	03/01/2007	261,652
265,000	5.00	09/01/2007	279,093

			540,745

North Dakota – 0.2%
North Dakota State Municipal Bond Bank Revenue Bonds (State Revolving Funding Program) Series A (NR/Aaa)
400,000	6.00	10/01/2020	456,120

Ohio – 1.8%
Cleveland OH GO Bonds (MBIA) (AAA/Aaa)
500,000	5.50	08/01/2008	566,170

Cuyahoga County OH GO Bonds (AA+/Aa1)
165,000	5.55	12/01/2020	180,295

Fremont Ohio GO Bonds (Variable Purpose) (AMBAC) (NR/Aaa)
1,305,000	5.00	12/15/2022	1,341,475

Olentangy OH Local School District GO Bonds Series A (AA/Aa2)
1,000,000	6.00	12/01/2008	1,072,630

			3,160,570

42	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Oklahoma – 2.0%
Edmond OK Public Works Authority Utility Revenue Bonds (Refunding) (AMBAC) (AAA/Aaa)
$ 500,000	5.60%	07/01/2019	$ 546,985

Tulsa County OK Public Facilities Authority Capital Improvement Revenue Bonds (AA/NR)
2,530,000	6.20	11/01/2014	2,901,708

			3,448,693

Oregon – 0.1%
Oregon State Housing & Community Services Department Revenue Bonds Series D (NR/Aa2)
135,000	5.55	07/01/2006	142,023

Rhode Island – 0.7%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds (Homeownership Opportunity 26-B) (AMT) (AA+/Aa2)
450,000	4.90	10/01/2008	476,285

Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (NR/Aaa)
180,000	5.70	12/01/2012	195,906
190,000	5.75	12/01/2013	204,959
205,000	5.80	12/01/2014	219,063
125,000	5.90	12/01/2015	133,390

			1,229,603

South Carolina – 0.3%
Berkeley County SC GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
445,000	5.00	09/01/2014	488,410

South Dakota – 3.2%
Hot Springs SD School District No. 023-2 GO Bonds (FSA) (AAA/Aaa)
120,000	4.80	07/01/2009	131,402

South Dakota Housing Development Authority Revenue Bonds (AAA/Aa1)
300,000	4.65	05/01/2006	312,591

South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1) (AAA/Aa1)
600,000	4.50	05/01/2004	606,792
660,000	4.60	05/01/2005	681,701

South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1-RMKT-8/6/1998) (AAA/Aa1)
780,000	4.70	05/01/2006	809,102
250,000	5.15	05/01/2011	264,385

South Dakota Housing Development Authority Revenue Bonds (Homeownership Mortgage) Series D (AAA/Aa1)
975,000	4.70	05/01/2006	1,013,278

South Dakota Housing Development Authority Revenue Bonds (Homeownership Mortgage) Series F (Morgan Stanley Dean Witter GIC) (AAA/Aa1)
400,000	5.10	05/01/2006	417,748

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
South Dakota – (continued)
South Dakota State Health & Educational Facilities Authority Revenue Bonds (Rapid City Regional Hospital) (MBIA) (AAA/Aaa)
$ 800,000	5.00%	09/01/2008	$ 887,608

South Dakota State Health & Educational Revenue Bonds (MBIA) (AAA/Aaa)
500,000	5.00	09/01/2004	515,950

			5,640,557

Tennessee – 1.1%
Memphis TN Water Refunding Revenue Bonds (AAA/Aaa)
1,000,000	6.00	01/01/2006	1,093,730

Memphis-Shelby County Tennessee Sports Authority, Inc. Revenue Bonds (Memphis Arena Project Series A) (AMBAC) (AAA/Aaa)
700,000	5.50	11/01/2011	803,663

			1.897,393

Texas – 3.0%
Bexar County TX GO Bonds (AA/Aa2)
505,000	5.63	06/15/2012	563,631

Keller TX Certificate Obligation (FGIC) (AAA/Aaa)
535,000	5.25	08/15/2009	603,844
530,000	5.25	08/15/2010	597,426

North Harris Montgomery Community College District Revenue Bonds (FGIC) (AAA/Aaa)
420,000	5.75	02/15/2018	467,069

North TX Municipal Water District Texas Regional Solid Waste Disposal System Revenue Bonds (AMBAC) (AAA/Aaa)
1,690,000	5.00	09/01/2020	1,754,964

San Antonio TX GO Bonds (General Improvement) (AA+/Aa2)
10,000	6.00	02/01/2020	11,282

Texas State GO Bonds Series A (AA/Aa1)
200,000	5.65	10/01/2008	212,308

West University Place TX GO Bonds (Permanent Improvement) (FGIC) (AAA/Aaa)
990,000	5.25	02/01/2013	1,082,812

			5,293,336

Virginia – 3.1%
James City Service Authority Virginia Water & Sewer Revenue Bonds (FSA) (AAA/Aaa)
1,135,000	5.00	01/15/2015	1,251,644

Lynchburg VA Industrial Development Authority Educational Facilities Revenue Bonds (Lynchburg College) (BBB/NR)
1,400,000	5.75	09/01/2023	1,427,230

Metro. Washington DC Airports Authority Revenue Bonds (Refunding Series B) (AMT) (MBIA) (AAA/Aaa)
500,000	5.25	10/01/2009	551,175
2,000,000	5.25	10/01/2012	2,151,740

			5,381,789

The accompanying notes are an integral part of these financial statements.	43

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Washington – 3.6%
Clark County WA Public Utility District No. 001 Generating System Revenue Bonds (FGIC) (AAA/Aaa)
$2,250,000	6.00%	01/01/2005	$ 2,372,985

Port Seattle WA GO Bonds Series B (AMT) (AA+/Aa1)
1,890,000	6.00	12/01/2015	2,165,864

Spokane County WA School District No. 354 GO Bonds (A+/A2)
120,000	5.20	12/01/2006	125,332

Washington Higher Educational Facility University of Puget Sound Revenue Bonds (A+/A1)
500,000	5.00	10/01/2006	544,495

Washington State Higher Education Facilities Authority Revenue Bonds (Refunding University of Puget Sound Project) (A+/A1)
1,000,000	4.75	10/01/2008	1,092,600

			6,301,276

Wisconsin – 3.8%
Eau Claire WI Area School District GO Bonds (NR/A1)
1,000,000	5.90	04/01/2006	1,019,650

Grafton WI School District GO Bonds (MBIA) (NR/Aaa)
615,000	5.75	04/01/2015	696,420

Oshkosh WI Area School District GO Bonds (Refunding Series B) (NR/A1)
1,200,000	4.80	03/01/2005	1,253,244

Wisconsin Housing & Economic Development Authority Housing Revenue Bonds Series B (AMT) (AMBAC) (AAA/Aaa)
575,000	5.00	11/01/2004	596,879

Wisconsin State Certificates of Participation (Master Lease) Series D (MBIA) (AAA/Aaa)
1,395,000	5.00	03/01/2006	1,501,675
1,465,000	4.00	03/01/2007	1,558,687

			6,626,555

Wyoming – 0.9%
Wyoming Community Development Authority Housing Revenue Bonds Series 5 (AA/Aa2)
785,000	4.80	06/01/2009	828,104

Wyoming Community Development Authority Housing Revenue Bonds Series 7 (AA/Aa2)
30,000	5.15	12/01/2010	32,413
660,000	5.20	12/01/2011	710,035

			1,570,552

Puerto Rico – 2.6%
Puerto Rico Commonwealth GO Bonds (Public Improvement) Series A (A-/Baa1)
1,000,000	5.25	07/01/2014	1,076,840

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series AA (A/Baa1)
$1,150,000	5.00%	07/01/2006	$ 1,238,769
2,000,000	5.00	07/01/2007	2,183,820

			4,499,429

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $158,585,861)			$166,993,221

Short-Term Obligations # – 1.8%
Missouri – 0.6%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds (St. Francis Medical Center) Series A (Bank of America LOC) (A-1+/NR)
$ 55,000	1.15%	11/03/2003	$ 55,000

Missouri State Health & Educational Facilities Authority Revenue Bonds (Washington University) Series C (JP Morgan Chase Bank SPA) (A-1+/NR)
1,100,000	1.15	11/03/2003	1,100,000

			1,155,000

Nevada – 0.6%
Reno NV Hospital Revenue Bonds (Insured St. Mary’s Regional Medical) Series B (MBIA) (First Union National Bank SPA) (A-1/VMIG1)
1,000,000	1.15	11/03/2003	1,000,000

North Dakota – 0.6%
Grand Forks ND Hospital Facilities Revenue Bonds (United Hospital Obligation Group Project) (LaSalle National Bank LOC) (NR/Aa3)
1,000,000	1.15	11/03/2003	1,000,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $3,155,000)			$ 3,155,000

44	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.4%
State Street Bank & Trust Co.^
$2,415,000	0.78%	11/03/2003	$ 2,415,000
Maturity Value: $2,415,157

TOTAL REPURCHASE AGREEMENT
(Cost $2,415,000)			$ 2,415,000

TOTAL INVESTMENTS – 98.4%
(Cost $164,155,861)			$172,563,221
Other assets in excess of liabilities – 1.6%			2,868,497

Net Assets – 100.0%			$175,431,718

#	Variable rate security. Coupon rate disclosed is that which was in effect at October 31, 2003.

Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Funds’ Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Insured by Federal Housing Administration
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GIC	—Guaranty Insurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
IBC	—Insured Bond Certificates
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
NR	—Not Rated
Q-SBLF	—Qualified School Bond Loan Fund
SPA	—Stand-by Purchase Agreement

The accompanying notes are an integral part of these financial statements.	45

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Missouri Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Return as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	5.39%	5.00%	4.50%

Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	5.62%	n/a	4.29%
Including sales charges (maximum sales charge 2.00%)	4.86%	n/a	2.22%

Lehman 3-15 Year Blend Index (as of February 21, 1995)(b)	6.53%	5.63%	5.18%

Lipper Intermediate Municipal Funds Index (as of February 21, 1995)(c)	5.64%	4.70%	4.51%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 93.7%
Michigan – 0.6%
Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aa2)
$ 500,000	6.13%	11/15/2026	$ 595,845

Michigan State Hospital Finance Authority Revenue Bonds Series A (MBIA) (AAA/Aaa)
500,000	5.50	11/15/2010	564,075

			1,159,920

Missouri – 89.9%
Belton MO Capital Improvement Sales Tax Revenue Bonds (MBIA) (NR/Aaa)
200,000	5.00	03/01/2005	210,072
200,000	5.00	03/01/2006	215,818

Belton MO Certificates of Participation Series B (MBIA) (NR/Aaa)
500,000	4.60	03/01/2010	534,910
535,000	4.65	03/01/2011	565,837

Branson MO Reorganized School District Revenue Bonds (AMBAC) (AAA/Aaa)
300,000	5.50	03/01/2014	343,194

Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A/NR)
1,070,000	5.25	06/01/2010	1,138,962
1,030,000	5.25	06/01/2011	1,093,324
1,000,000	5.25	06/01/2013	1,056,980

Cape Girardeau MO Special Obligation Revenue Bonds (Refunding & Improvement) (NR/NR)
490,000	4.50	10/01/2005	510,257
335,000	4.50	10/01/2006	353,080
125,000	4.50	10/01/2008	131,276

Cass County MO Certificates of Participation (FGIC) (AAA/Aaa)
1,000,000	5.00	04/01/2018	1,052,380

Citizens Memorial Hospital District Revenue Bonds (Polk County Hospital) (Refunding Series B) (NR/Aaa)
140,000	5.00	08/01/2007	155,428
145,000	5.00	08/01/2008	160,979
155,000	5.00	08/01/2009	172,081
160,000	5.00	08/01/2010	177,632
170,000	5.00	08/01/2011	188,734
180,000	5.00	08/01/2012	199,836

Clay County MO Public Building Authority Leasehold Revenue Bonds Series C (FSA) (AAA/NR)
40,000	5.00	05/15/2009	44,147

Clay County MO Public School District No. 53 Direct Deposit Program GO Bonds (AA+/NR)
875,000	5.60	03/01/2013	985,758

Clay County MO Public School District No. 53 Direct Deposit Program Series B (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,057,800

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds Series A (Refunding) (FSA) (AAA/Aaa)
$1,000,000	5.00%	03/01/2018	$ 1,057,800

Clay County MO Reorganized School District No. R1 Kearney Direct Deposit Program GO Bonds (AA+/Aa1)
740,000	5.00	03/01/2013	797,239
850,000	5.00	03/01/2014	909,015
900,000	5.00	03/01/2015	957,177

Columbia MO Certificates of Participation (Stephens Lake Property) (AA-/NR)
1,000,000	5.98	01/01/2007	1,080,550

Columbia MO Water & Electricity Revenue Bonds (Refunding and Improvement Series A) (AA/A1)
550,000	4.70	10/01/2010	590,524

Florissant MO Certificates of Participation (FGIC) (NR/Aaa)
485,000	5.00	08/01/2015	523,785
500,000	5.00	08/01/2016	535,775
450,000	5.00	08/01/2017	478,787

Franklin County MO Public Water Supply District No. 3 Certificates of Participation (Refunding Series C) (FGIC) (NR/Aaa)
395,000	5.00	12/01/2015	427,607

Fulton MO 54 Transportation Corp. Highway Revenue Bonds (AMBAC) (AAA/NR)
1,580,000	5.00	09/01/2006	1,726,703

Grandview MO Certificates of Participation (FGIC) (NR/Aaa)
1,050,000	5.25	01/01/2018	1,131,365

Greene County MO Reorganized School District No. R8 Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
520,000	5.25	03/01/2016	570,612
1,100,000	5.25	03/01/2017	1,194,028
1,050,000	5.25	03/01/2019	1,125,936

Hickman Mills MO C-1 School District Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
2,300,000	5.00	03/01/2019	2,420,635

Howard Bend MO Levee District Revenue Bonds (Refunding & Improvement) (NR/NR)
575,000	5.00	03/01/2020	561,177

Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
635,000	5.25	03/01/2007	684,632
350,000	5.85	03/01/2019	366,702

Independence MO School District GO Bonds (AA+/Aa1)
1,230,000	5.25	03/01/2013	1,339,249

Jackson County MO Consolidated School District No. 002 Direct Deposit Program GO Bonds (AA+/NR)
1,275,000	5.00	03/01/2018	1,324,789

Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NR/Aa3)
325,000	5.25	11/01/2014	355,121
340,000	5.35	11/01/2015	372,076

The accompanying notes are an integral part of these financial statements.	47

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Jackson County MO Reorganized School District No. 007 Lee’s Summit Direct Deposit GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
$1,070,000	5.25%	03/01/2015	$ 1,178,947
1,250,000	5.25	03/01/2016	1,367,013

Jackson County MO Reorganized School District No. 007 Lee’s Summit School District Certificates of Participation (Refunding) (NR/NR)
200,000	5.00	10/01/2006	214,738
325,000	5.00	10/01/2007	351,520
345,000	5.00	10/01/2008	369,847

Jackson County MO Special Obligation Revenue Bonds Series A (MBIA) (NR/Aaa)
2,000,000	5.50	12/01/2012	2,301,860
1,000,000	5.00	12/01/2016	1,069,930

Jefferson County MO Consolidated Public Water Supply District No. C-1 (AMBAC) (NR/Aaa)
1,000,000	5.25	12/01/2015	1,109,550

Jefferson County MO Consolidated School District No. 006 Direct Deposit Program (MBIA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,057,800
2,000,000	5.00	03/01/2019	2,095,540
1,025,000	5.13	03/01/2021	1,072,621

Jefferson County MO Reorganized School District No. R6 GO Bonds (Refunding Insured) (FGIC) (AAA/Aaa)
530,000	5.00	03/01/2011	579,115
1,305,000	5.00	03/01/2012	1,408,186

Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (AA/NR)
330,000	5.35	06/01/2009	369,336
425,000	5.70	06/01/2013	465,864
380,000	5.75	06/01/2014	420,629
400,000	5.80	06/01/2015	441,480

Kansas City MO GO Bonds (Streetlight Project) Series A (AA/Aa3)
1,000,000	5.38	02/01/2004	1,010,540

Kansas City MO Municipal Assistance Corp. Revenue Bonds (Refunding & Improvement Series B) (AA-/A2)
300,000	6.20	10/01/2007	344,910

Kansas City MO Water Revenue Bonds Series A (AA/Aa3)
1,640,000	5.75	12/01/2017	1,854,004
1,735,000	5.80	12/01/2018	1,956,403

Kansas City MO Water Revenue Bonds Series C (FGIC) (AAA/Aaa)
850,000	5.00	12/01/2016	909,942
1,035,000	5.00	12/01/2019	1,083,221

Lake of the Ozarks Community Board Corp. MO Bridge System Revenue Bonds (NR/Aaa)
215,000	6.25	12/01/2016	248,594

Lebanon MO Reorganized School District No. R-3 Direct Deposit Program GO Bonds (AA+/NR)
270,000	5.45	03/01/2014	293,077

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Lee’s Summit MO Certificates of Participation (Park Project) (NR/Aa3)
$ 500,000	4.00%	07/01/2006	$ 526,925

Lee’s Summit MO Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,335,000	5.25	07/01/2011	1,508,817
500,000	5.25	07/01/2012	556,875
1,135,000	5.25	07/01/2015	1,242,587

Lee’s Summit MO Water & Sewer Revenue Bonds Combination Series A (AMBAC) (NR/Aaa)
480,000	5.00	07/01/2020	502,632

Mehlville MO School District No. R-9 Certificates of Participation (Capital Improvement Projects) (FSA) (AAA/Aaa)
1,405,000	5.25	09/01/2012	1,583,351

Missouri 210 Highway Transportation Development District Revenue Bonds Series A (Firstar Bank NA LOC) (AA-/A1)
2,125,000	4.80	07/15/2006	2,261,807

Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (MBIA) (AAA/Aaa)
1,410,000	5.25	12/01/2015	1,549,914

Missouri Higher Education Student Loan Revenue Bonds Series EE (NR/Aaa)
500,000	4.50	02/15/2010	518,230

Missouri Higher Education Student Loan Revenue Bonds Series RR (NR/A2)
1,500,000	5.85	07/15/2010	1,651,290

Missouri State Certificates of Participation (Bonne Terre Prison Project) Series A (AMBAC) (AAA/Aaa)
400,000	5.05	06/01/2016	425,504
500,000	5.13	06/01/2017	530,910

Missouri State Development Finance Board Infrastructure Facilities (Eastland Centre PJ-A) (A+/NR)
700,000	5.75	04/01/2012	767,900

Missouri State Development Finance Board Infrastructure Facilities (Hartman Heritage Centre PJ-A) (AMBAC) (NR/Aaa)
1,430,000	5.55	04/01/2012	1,585,069

Missouri State Development Finance Board Infrastructure Facilities Riverside Quindaro L-385 Project (NR/NR)
630,000	5.20	03/01/2011	657,159
1,035,000	5.30	03/01/2012	1,068,555
680,000	5.60	03/01/2016	701,461

Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Branson) Series A (BBB+/Baa1)
700,000	5.00	12/01/2005	739,921

Missouri State Development Finance Board Infrastructure Facilities Revenue (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
300,000	5.00	04/01/2013	328,398
1,240,000	5.00	04/01/2021	1,282,941

48	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Elec Coop Thomas Hill) (AA/A1)
$ 100,000	5.50%	12/01/2004	$ 105,107
1,500,000	5.50	12/01/2006	1,658,970

Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Tri-County Water Authority Project) (Radian) (AA/NR)
445,000	5.60	04/01/2011	499,259
1,500,000	6.00	04/01/2022	1,637,625

Missouri State Environmental Improvement & Energy Resources Authority Water Facilities Refunding (Tri-County Water Authority Project) (Radian) (AA/NR)
425,000	5.50	04/01/2009	476,965
500,000	5.55	04/01/2010	552,920
280,000	5.75	04/01/2019	301,621

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series A (State Revolving Funds Program) (NR/Aaa)
1,020,000	4.90	07/01/2004	1,043,440
630,000	5.13	07/01/2011	697,775
1,700,000	5.20	07/01/2012	1,870,187

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series B (State Revolving Funds Program) (NR/Aaa)
1,790,000	5.25	01/01/2011	1,995,420
2,130,000	5.13	01/01/2018	2,275,011
725,000	5.00	01/01/2022	748,613

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series D (State Revolving Funds Program) (NR/Aaa)
340,000	5.13	01/01/2010	372,977

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series E (State Revolving Funds Program) (NR/Aaa)
735,000	5.75	01/01/2009	844,096

Missouri State GO Bonds (Fourth State Building) Series A (AAA/Aaa)
1,000,000	6.00	08/01/2005	1,080,170

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Central Institute for the Deaf) (Radian) (AA/NR)
1,000,000	5.85	01/01/2022	1,072,930

Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa2)
150,000	6.00	05/15/2011	172,698

Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) Series A (AMBAC-TCRS) (AAA/Aaa)
1,735,000	5.15	05/15/2010	1,946,982

Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (NR/Aa2)
2,000,000	6.75	05/15/2012	2,467,340

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (Children’s Mercy Hosp.) (A+/NR)
$ 280,000	5.00%	05/15/2012	$ 294,185
750,000	5.25	05/15/2018	761,992

Missouri State Health & Educational Facility Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
515,000	4.70	02/15/2004	518,899
500,000	4.75	02/15/2005	517,760

Missouri State Health & Educational Facility Revenue Bonds (SSM Health Care) Series A (AA-/NR)
300,000	5.00	06/01/2005	316,395

Missouri State Health & Educational Facility Revenue Bonds (SSM Health Care) Series A (MBIA) (AAA/Aaa)
1,000,000	5.50	06/01/2006	1,097,350

Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
550,000	6.25	12/01/2008	617,546
1,050,000	6.25	12/01/2011	1,178,719
700,000	6.25	12/01/2012	779,030

Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,000,000	5.50	10/01/2012	1,135,470

Missouri State Health & Educational Facility Revenue Bonds (St. Luke’s Episcopal-Presbyterian Hospital) (FSA) (AAA/Aaa)
1,650,000	4.75	12/01/2010	1,817,261

Missouri State Health & Educational Facility Revenue Bonds (The Washington University Refunding Series A) (NR/Aa1)
1,750,000	4.75	08/15/2005	1,855,087

Missouri State Health & Educational Facility Revenue Bonds (University of Missouri-Columbia Arena Project) (AA+/Aa1)
500,000	5.00	11/01/2017	529,345

Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,200,000	5.25	10/01/2010	1,332,684

Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AMBAC) (AAA/Aaa)
1,000,000	5.00	10/01/2010	1,089,120

Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds (Refunding Series A) (AA/Aa2)
450,000	5.00	02/01/2015	480,640

Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds Series A (AA/Aa2)
875,000	5.50	02/01/2009	993,904

Missouri State Housing Development Community Mortgage Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
905,000	4.50	12/01/2008	953,589
1,135,000	4.65	12/01/2009	1,194,395

The accompanying notes are an integral part of these financial statements.	49

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-1) (AMT) (GNMA/FNMA) (AAA/NR)
$ 280,000	5.80%	09/01/2011	$ 292,320
240,000	5.90	09/01/2012	256,013
270,000	6.00	09/01/2013	281,397

Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-2) (AMT) (GNMA/FNMA) (AAA/NR)
120,000	5.40	03/01/2006	125,528
100,000	5.50	03/01/2007	105,830

Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan B-2) (AMT) (GNMA/FNMA) (AAA/NR)
150,000	4.55	03/01/2004	151,212
150,000	4.75	03/01/2007	156,784
135,000	5.20	03/01/2008	142,551

Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series C-2) (AMT) (GNMA/FNMA) (AAA/NR)
125,000	4.90	09/01/2007	131,845
125,000	5.00	03/01/2008	132,198

Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series E-1) (AMT) (GNMA/FNMA) (AAA/NR)
195,000	5.00	03/01/2012	204,822
195,000	5.00	09/01/2012	204,822

Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeownership-B) (GNMA/FNMA) (AAA/NR)
30,000	5.50	03/01/2006	31,442

Missouri State Housing Development Community Mortgage Revenue Bonds Series C-2 (AMT) (GNMA/FNMA) (AAA/NR)
80,000	4.90	03/01/2007	82,806

Missouri State Stormwater Control GO Bonds Series A (AAA/Aaa)
300,000	5.25	08/01/2016	330,666

Missouri State Water Pollution Control GO Bonds Series A (AAA/Aaa)
475,000	7.00	06/01/2010	587,238

Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (AAA/Aaa)
1,000,000	5.45	03/01/2014	1,108,710

New Liberty Hospital District Revenue Bonds (MBIA) (NR/Aaa)
295,000	4.30	12/01/2003	295,699
515,000	5.00	12/01/2010	570,270
1,180,000	5.13	12/01/2012	1,283,238

North Kansas City MO Hospital Revenue Bonds (North Kansas City Hospital) Series A (FSA) (AAA/Aaa)
1,000,000	5.00	11/15/2018	1,054,850

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Northwest Missouri State University Revenue Bonds (Housing System) (MBIA) (NR/Aaa)
$2,875,000	5.00%	06/01/2020	$ 3,010,757

O’Fallon MO Certificates of Participation (AMBAC) (AAA/Aaa)
1,000,000	5.75	12/01/2004	1,050,190

O’Fallon MO Certificates of Participation (MBIA) (NR/Aaa)
1,000,000	5.00	02/01/2022	1,031,260

Osage Beach MO Waterworks and Sewer System Revenue Bonds (NR/NR)
220,000	4.75	12/01/2011	243,329
250,000	5.30	12/01/2012	284,343
575,000	4.95	12/01/2013	641,418

OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding & Improvement-Ozarks College Project) (FSA) (AAA/Aaa)
600,000	4.80	03/01/2015	633,684
740,000	4.90	03/01/2016	780,915

Palmyra MO Certificates of Participation (Capital Improvements Project) (NR/NR)
325,000	3.75	08/01/2007	332,625
350,000	4.30	08/01/2009	361,665
205,000	4.70	08/01/2012	208,663

Richmond Heights MO Certificates Partnership Capital Improvement Projects Series A Certificates of Participation (MBIA) (AAA/Aaa)
540,000	4.60	08/15/2005	571,892
575,000	4.70	02/15/2006	615,773
430,000	4.70	08/15/2006	465,699

Ritenour MO Consolidated School District (Refunding Series A) (FGIC) (AAA/Aaa)
950,000	9.50	02/01/2008	1,214,936

Scott County MO Public Facilities Authority Leasehold Revenue Bonds (AMBAC) (NR/Aaa)
500,000	4.85	12/01/2008	547,855

Springfield MO Certificates of Participation (Law Enforcement Communication) (NR/Aa3)
400,000	5.35	06/01/2008	447,488

Springfield MO School District No. 12 Revenue Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
620,000	9.50	03/01/2007	765,551

Springfield MO School District No. R12 GO Bonds (Refunding Direct Deposit Program Series A) (AA+/NR)
775,000	4.75	03/01/2004	784,316
500,000	4.65	03/01/2006	534,145

St. Charles County MO Community College GO Bonds (FGIC) (NR/Aaa)
890,000	5.00	02/15/2016	939,751

St. Charles County MO Industrial Development Revenue Bonds (Housing Vanderbilt Apartments) (A – /NR)~
1,050,000	5.00	02/01/2009	1,067,556

50	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Charles MO Public Facilities Authority Leasehold Revenue Bonds (MBIA) (NR/Aaa)
$1,000,000	4.80%	02/01/2007	$ 1,090,980

St. Louis County MO Certificates of Partnership (AA+/Aa2)
300,000	4.40	05/15/2011	314,844

St. Louis County MO GO Bonds (Unrefunded Series A) (AAA/Aaa)
105,000	5.10	02/01/2006	105,609

St. Louis County MO Industrial Development Authority Revenue Bonds (Eden Theological Seminary Project) (NR/NR)
355,000	5.45	10/15/2014	362,018
500,000	5.50	10/15/2018	507,315

St. Louis County MO Mortgage Revenue Bonds (Certificates Receipts-GNMA Collateral) Series F (AAA/NR)
500,000	5.20	07/01/2007	554,625

St. Louis County MO Regional Convention & Sports Complex Authority Revenue Bonds (Refunding Convention & Sport Facilities Project B-1) (AA+/Aa2)
2,000,000	5.00	08/15/2006	2,180,560

St. Louis County MO Rockwood School District No. R6 GO Bonds Series A (AA+/NR)
1,865,000	5.00	02/01/2014	2,019,758

St. Louis County MO School District No. 2 Direct Deposit Program GO Bonds Parkway (AA+/NR)
440,000	6.50	03/01/2008	513,823

St. Louis County MO School District GO Bonds Lindbergh (NR/Aa2)
595,000	5.30	02/15/2009	625,672
200,000	5.40	02/15/2010	210,432

St. Louis MO Airport Revenue Bonds (Lambert St. Louis International) Series B (AMT) (FGIC) (AAA/Aaa)
1,395,000	6.00	07/01/2009	1,589,351

St. Louis MO Board of Education GO Bonds Series B (State Aid Direct Deposit) (FGIC) (AAA/Aaa)
1,500,000	5.50	04/01/2010	1,699,980

St. Louis MO GO Bonds (Public Safety) (FGIC) (AAA/Aaa)
3,000,000	5.13	02/15/2012	3,270,870

St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding City Justice Center Series A) (AMBAC) (NR/Aaa)
700,000	5.25	02/15/2015	770,945

St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding Civil Centers Building Project Series A) (FSA) (AAA/Aaa)
400,000	5.00	08/01/2012	443,228

St. Louis MO Parking Facility Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
1,200,000	5.50	02/01/2015	1,226,196

St. Peters MO GO Bonds (Refunding) (FGIC) (NR/Aaa)
995,000	7.20	01/01/2008	1,184,080
1,330,000	7.20	01/01/2009	1,615,471

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Sullivan MO Consolidated School District No. 2 Direct Deposit Program GO Bonds Franklin County (AA+/NR)
$ 800,000	6.05%	03/01/2020	$ 943,560

Sullivan MO School District Building Corporation Leasehold Revenue Bonds (Radian) (AA/NR)
275,000	5.25	03/01/2014	299,115
300,000	5.25	03/01/2015	323,880

Taney County MO Reorganized School District No R-V GO Bonds (Hollister SD-Refunding & Improvement-MO Direct Deposit Program) (FSA) (AAA/Aaa)
1,100,000	5.00	03/01/2018	1,165,494
1,050,000	5.00	03/01/2021	1,089,553

Troy MO Reorganized School District No. 3 Lincoln County (Direct Deposit Program) (AA+/NR)
1,000,000	5.00	03/01/2017	1,052,050

University of Missouri Revenue Bonds (Refunding System Facilities Series B) (AA/Aa2)
375,000	5.38	11/01/2014	418,099

University of Missouri Revenue Bonds (System Facilities Series A) (AA/Aa2)
250,000	4.25	11/01/2005	264,332

University of Missouri Systems Facilities Revenue Bonds (Refunding & Improvement) (AA/Aa2)
1,000,000	5.00	11/01/2006	1,014,360

Washington MO School District Direct Deposit GO Bonds (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.25	03/01/2013	1,123,730

			165,772,141

Puerto Rico – 3.2%
Puerto Rico Commonwealth GO Bonds (Public Improvement) Series A (A-/Baa1)
1,000,000	5.25	07/01/2014	1,076,840

Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series AA (A/Baa1)
1,895,000	5.00	07/01/2007	2,069,170

Puerto Rico Municipal Finance Agency (Refunding Series B) (FSA) (AAA/Aaa)
2,455,000	5.50	08/01/2018	2,709,387

			5,855,397

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $163,521,785)			$172,787,458

Short-Term Obligations # – 4.6%
Missouri – 4.6%
Kansas City MO Industrial Development Authority Revenue Bonds (Ewing Marion Kauffman Foundation) (A-1+/NR)
$ 600,000	1.15%	11/03/2003	$ 600,000

The accompanying notes are an integral part of these financial statements.	51

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Rockhurst University) (Bank of America NA LOC) (A-1+/NR)
$ 15,000	1.15%	11/03/2003	$ 15,000

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds (Washington University) Series C (JP Morgan Chase SPA) (A-1+/NR)
4,100,000	1.15	11/03/2003	4,100,000

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Bonds (Refunding Cox Health System) (MBIA) (Chase Manhattan Bank SPA) (A-1+/NR)
2,700,000	1.15	11/03/2003	2,700,000

Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) Series A (Bank of America NA SPA) (A-1+/VMIG1)
1,155,000	1.20	11/03/2003	1,155,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $8,570,000)			$ 8,570,000

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.1%
State Street Bank & Trust Co.^
$118,000	0.78%	11/03/2003	$ 118,000
Maturity Value: $118,008

TOTAL REPURCHASE AGREEMENT
(Cost $118,000)			$ 118,000

TOTAL INVESTMENTS – 98.4%
(Cost $172,209,785)			$181,475,458

Other assets in excess of liabilities – 1.6%			3,016,903

Net Assets – 100.0%			$184,492,361

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2003.

~	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Funds’ statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Insured by Federal Housing Administration
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
NR	—Not Rated
Radian	—Insured by Radian Asset Assurance
SPA	—Stand-by-Purchase Agreement
TCRS	—Transferable Custodial Receipts

52	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2003

Following is performance information for the Commerce Kansas Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Average Annual Total Returns as of October 31, 2003

Average Annual Total Return as of October 31, 2003	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)	6.13%	4.52%

Service Shares (commenced December 26, 2000)(a)
Excluding sales charges	5.87%	4.26%
Including sales charges (maximum sales charge 2.00%)	5.12%	2.17%

Lehman 3-15 Year Blend Index(b)	6.53%	5.18%

Lipper Intermediate Municipal Funds Index(c)	5.67%	4.51%

Kansas Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2003.

(a)	Returns assume fee waivers and expense reductions. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment-grade municipal securities ranging from 1 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.
(c)	The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 97.6%
Kansas – 91.6%
Atchison County KS Unified School District No. 409 GO Bonds (FSA) (AAA/Aaa)
$ 250,000	5.30%	09/01/2007	$ 258,820

Augusta KS Electric Systems Revenue Bonds (AMBAC) (AAA/Aaa)
1,000,000	4.75	08/01/2017	1,039,820

Crawford County KS Unified School District GO Bonds (FSA) (NR/Aaa)
545,000	4.60	09/01/2013	569,002

Derby KS GO Bonds (Refunding Series B) (AMBAC) (NR/Aaa)
440,000	5.00	12/01/2013	477,990

Derby KS GO Bonds Series A (AMBAC) (NR/Aaa)
310,000	4.90	12/01/2014	331,948

Derby KS Water Systems Revenue Bonds (Refunding & Improvement Series 2) (AMBAC) (AAA/Aaa)
500,000	5.60	10/01/2019	548,850

Dodge KS Unified School District No. 443 GO Bonds (FSA) (AAA/Aaa)
210,000	7.00	09/01/2004	220,145
535,000	7.00	09/01/2006	612,634

Dodge KS Unified School District No. 443 GO Bonds (Refunding) (FGIC) (NR/Aaa)
1,450,000	5.00	03/01/2012	1,591,520

Douglas County KS Unified School District No. 497 GO Bonds Series A (NR/Aa3)
400,000	5.00	09/01/2006	435,520

Harvey County KS School District No. 373 GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
495,000	5.00	09/01/2015	544,183

Jackson County KS Unified School District No. 337 Certificates of Participation (Refunding) (NR/NR)
495,000	4.00	04/15/2004	500,658

Johnson County KS Community College Revenue Bonds (Student Commons & Parking) (MBIA) (AAA/Aaa)
410,000	4.35	11/15/2007	444,456

Johnson County KS Unified School District No. 229 GO Bonds Series A (AA/Aa1)
480,000	4.50	10/01/2004	494,971

Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FGIC) (AAA/Aaa)
500,000	6.00	10/01/2016	600,025

Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FSA) (AAA/Aaa)
485,000	5.00	10/01/2006	530,032
415,000	4.50	10/01/2012	438,249
1,000,000	5.13	10/01/2016	1,064,860

Johnson County KS Unified School District No. 233 GO Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
500,000	5.50	09/01/2017	573,270

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Unified School District No. 512 GO Bonds (Shawnee Mission) Series A (NR/Aa1)
$ 325,000	6.00%	10/01/2007	$ 371,758
400,000	4.40	10/01/2012	416,088

Johnson County KS Water District No. 001 Revenue Bonds (AAA/Aaa)
735,000	5.00	12/01/2010	827,037

Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (AAA/Aaa)
545,000	4.60	12/01/2009	602,628

Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (ADFA GTD) (AAA/Aaa)
275,000	5.00	12/01/2019	288,904

Kansas Independent College Finance Authority Revenue Bonds (Benedictine College Project) (NR/NR)
645,000	6.50	10/01/2015	750,077

Kansas State Department of Transportation Highway Revenue Bonds (AA+/Aa2)
760,000	6.13	09/01/2009	894,854

Kansas State Department of Transportation Highway Revenue Bonds (AAA/Aa2)
800,000	5.25	09/01/2019	909,200

Kansas State Department of Transportation Highway Revenue Bonds (Refunding) (AAA/Aa2)
300,000	5.50	09/01/2012	342,741

Kansas State Department of Transportation Highway Revenue Bonds Series A (AA+/Aa2)
340,000	5.00	09/01/2014	365,143

Kansas State Development Finance Authority Lease Revenue Bonds (Juvenile Justice Authority) Series D (MBIA) (AAA/Aaa)
1,270,000	5.25	05/01/2013	1,397,724

Kansas State Development Finance Authority Lease Revenue Bonds (State Capitol Project V-I-A) (FSA) (AAA/Aaa)
500,000	5.00	10/01/2011	550,795

Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities) Series R (A-/NR)
500,000	5.00	07/01/2014	526,230

Kansas State Development Finance Authority Revenue Bonds (Board of Regents Rehab) Series G-2 (AMBAC) (AAA/Aaa)
1,000,000	5.50	10/01/2007	1,124,430

Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (NR/Aaa)
200,000	5.00	08/01/2010	220,380

Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
400,000	5.00	02/01/2012	432,444

54	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (Energy Conservation, State Building Projects) Series J (AA/A2)
$ 300,000	4.95%	04/01/2004	$ 304,767

Kansas State Development Finance Authority Revenue Bonds (Juvenile Justice Authority) Series D (MBIA) (AAA/Aaa)
400,000	5.00	05/01/2012	435,652

Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects) Series J (AMBAC) (AAA/Aaa)
2,050,000	5.00	08/01/2017	2,179,847

Kansas State Development Finance Authority Revenue Bonds (Limited Tax Impact Program) Series V (AA/A2)
1,065,000	5.00	06/01/2006	1,150,552

Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Loan-2) (MBIA-IBC) (AAA/Aaa)
575,000	5.25	04/01/2010	638,532

Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (NR/Aa3)
990,000	5.25	04/01/2013	1,073,170
600,000	5.00	04/01/2016	632,172

Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (AAA/Aaa)
705,000	5.50	04/01/2014	794,845

Kansas State Development Finance Authority Revenue Bonds (Refunding-Wichita State University Housing System-P) (AMBAC) (AAA/Aaa)
600,000	5.00	06/01/2013	654,534
630,000	5.00	06/01/2014	681,496
300,000	5.00	06/01/2016	319,341

Kansas State Development Finance Authority Revenue Bonds (Skill Program) Series K-1 (AA/A2)
500,000	4.65	12/01/2005	532,010

Kansas State Development Finance Authority Revenue Bonds (State Projects Series W) (MBIA) (AAA/Aaa)
320,000	4.00	10/01/2011	334,560

Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund I) (AA+/Aa1)
955,000	5.00	11/01/2009	1,072,904

Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (AA+/Aa1)
1,100,000	6.00	11/01/2015	1,305,139
280,000	5.50	05/01/2017	320,933

Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Loan II) (AA+/Aa1)
500,000	5.25	05/01/2007	554,320
500,000	5.40	05/01/2012	558,265

Lawrence KS Hospital Revenue Bonds (Lawrence Memorial Hospital) (Radian) (AA/Baa1)
350,000	5.75	07/01/2014	392,168

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/Baa1)
$ 550,000	5.25%	07/01/2010	$ 584,182
1,000,000	5.38	07/01/2014	1,036,130
700,000	5.38	07/01/2015	719,320

Leavenworth County KS GO Bonds Series A (AMBAC) (AAA/NR)
500,000	5.00	12/01/2005	524,395

Leawood KS GO Bonds Series A (NR/Aa1)
385,000	4.00	09/01/2008	411,434

McPherson County KS Unified School District No. 400 Lindsborg GO Bonds (Refunding) (FGIC) (AAA/Aaa)
775,000	5.00	09/01/2011	862,885
830,000	5.00	09/01/2012	915,141

McPherson KS GO Bonds (Refunding & Improvement Series 125) (AMBAC) (AAA/Aaa)
790,000	5.00	08/01/2008	875,478

Merriam KS GO Bonds (Refunding Internal Improvement Series C) (FGIC) (NR/Aaa)
485,000	4.10	10/01/2007	511,350

Newton KS GO Bonds (Refunding & Improvement) (MBIA) (NR/Aaa)
335,000	4.00	09/01/2009	356,818
305,000	4.20	09/01/2011	322,913

Olathe KS Educational Facilities Revenue Bonds (Kansas Independent Series C) (NR/NR)
500,000	5.40	10/01/2013	520,930

Osage City KS Electric Utility Systems Revenue Bonds (Refunding & Improvement) (NR/NR)
1,000,000	6.15	12/01/2020	1,062,770

Pittsburg KS GO Bonds (Refunding) (FSA) (NR/Aaa)
600,000	5.50	09/01/2011	688,536

Pratt KS Electric Utility Systems Revenue Bonds Series 2001-1 (AMBAC) (AAA/Aaa)
725,000	4.85	05/01/2013	770,552

Riley County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
645,000	4.20	09/01/2004	661,692
470,000	4.50	09/01/2009	500,865

Saline County KS Unified School District No. 305 GO Bonds (Refunding & Improvement) (FSA) (NR/Aaa)
300,000	5.50	09/01/2016	332,076

Scott County KS Unified School District No. 466 GO Bonds (Refunding) (FGIC) (AAA/NR)
680,000	5.25	09/01/2014	752,209
670,000	5.25	09/01/2015	737,456

Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-1) (AMT) (GNMA) (NR/Aaa)
40,000	5.00	06/01/2013	40,544

The accompanying notes are an integral part of these financial statements.	55

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2003

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-2) (AMT) (GNMA) (NR/Aaa)
$ 665,000	5.80%	06/01/2017	$ 692,777

Sedgwick County KS GO Bonds Series A (AA+/Aa1)
1,000,000	5.50	08/01/2004	1,032,880
455,000	4.15	08/01/2010	484,407

Sedgwick County KS Public Building Revenue Bonds (Exploration Place Project) Series A (AA+/Aa1)
300,000	6.00	08/01/2004	310,965

Sedgwick County KS Unified School District No. 261 GO Bonds (FSA) (AAA/NR)
490,000	6.75	11/01/2005	541,955

Sedgwick County KS Unified School District No. 265 GO Bonds (FGIC) (NR/Aaa)
500,000	5.50	10/01/2009	573,585

Sedgwick County KS Unified School District No. 265 GO Bonds (FSA) (AAA/Aaa)
250,000	5.75	10/01/2008	260,723

Seward County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
725,000	4.00	08/01/2010	762,127

Seward County KS Unified School District No. 480 GO Bonds (FSA) (NR/Aaa)
100,000	6.25	09/01/2005	108,826

Shawnee County KS GO Bonds (Refunding & Improvement Series A) (NR/A1)
500,000	4.25	09/01/2004	512,515
490,000	5.00	09/01/2008	544,836
250,000	5.25	09/01/2009	282,543
520,000	4.90	09/01/2013	549,182

Shawnee County KS School District No. 437 GO Bonds (AMBAC) (AAA/Aaa)
500,000	5.00	09/01/2004	516,205
250,000	5.20	09/01/2007	258,615

Shawnee County KS Unified School District No. 501 GO Bonds (NR/Aa3)
1,000,000	5.00	02/01/2014	1,063,040
500,000	5.00	02/01/2018	521,215

Topeka KS Water & Water Pollution Control Utility Revenue Bonds Series A (FGIC) (NR/Aaa)
565,000	5.50	08/01/2010	644,490

University of Kansas Hospital Authority Health Facilities Revenue Bonds (Kansas University Health System) (A– /NR)
200,000	5.50	09/01/2011	214,004
1,000,000	6.00	09/01/2014	1,090,660

Wichita KS GO Bonds (Sales Tax) (AA/Aa2)
1,000,000	5.00	04/01/2014	1,075,920

Wichita KS GO Bonds Series 735 (AA/Aa2)
250,000	4.00	09/01/2009	251,023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Wichita KS GO Bonds Series 766 (AA/Aa2)
$ 455,000	4.30%	09/01/2010	$ 483,610

Wichita KS GO Bonds Series 774 (MBIA) (AAA/Aaa)
530,000	4.00	09/01/2006	563,289

Wichita KS Hospital Revenue Bonds (Refunding Facilities Improvement Series XI) (A+/NR)
1,500,000	6.75	11/15/2014	1,696,380

Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA) (AAA/Aaa)
600,000	4.40	09/01/2011	635,784

Wyandotte County KS School District No. 204 GO Bonds (Refunding & Improvement Series A) (FSA) (NR/Aaa)
300,000	6.38	09/01/2011	362,205
785,000	5.38	09/01/2015	856,670

			65,310,700

Puerto Rico – 6.0%
Puerto Rico Commonwealth GO Bonds (MBIA) (AAA/Aaa)
500,000	5.38	07/01/2021	568,445

Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds (Refunding Series X) (FSA-CR) (AAA/Aaa)
425,000	5.50	07/01/2015	489,902

Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds Series AA (A/Baa1)
1,000,000	5.00	07/01/2007	1,091,910

Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue Bonds Series G (FGIC) (AAA/Aaa)
1,000,000	5.25	07/01/2021	1,071,100

Puerto Rico Municipal Finance Agency GO Bonds (Refunding Series B) (FSA) (AAA/Aaa)
500,000	5.50	08/01/2018	551,810

Puerto Rico Municipal Finance Agency GO Bonds Series A (FSA) (AAA/Aaa)
500,000	5.50	08/01/2019	549,085

			4,322,252

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $66,415,687)			$69,632,952

Short-Term Obligations # – 0.8%
Kansas – 0.8%
Kansas State Department of Transportation Highway Revenue Bonds Series B-1 (A-1+/VMIG1)
$ 600,000	1.13%	11/03/2003	$ 600,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $600,000)			$ 600,000

56	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.8%
State Street Bank & Trust Co.^
$ 544,000	0.78%	11/03/2003	$ 544,000

Maturity Value: $544,035

TOTAL REPURCHASE AGREEMENT
(Cost $544,000)			$ 544,000

TOTAL INVESTMENTS – 99.2%
(Cost $67,559,687)			$70,776,952

Other assets in excess of liabilities – 0.8%			549,498

Net Assets – 100.0%			$71,326,450

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2003.

^	Repurchase agreement was entered into on October 31, 2003. At October 31, 2003, this agreement was fully collateralized by U.S. Treasury Notes.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Funds’ Statement of Additional Information.

Investment Abbreviations:
ADFA	—ArkansasDevelopment Finance Authority
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
CR	—CustodialReceipts
FGIC	—Insuredby Financial Guaranty Insurance Co.
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
GTD	—Guaranteed
IBC	—InsuredBond Certificates
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
Radian	—Insuredby Radian Asset Assurance

The accompanying notes are an integral part of these financial statements.	57

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2003

	Core Equity Fund	Growth Fund	Value Fund

Assets:
Investments in securities, at value (identified cost $229,497,386, $176,801,494, $114,009,890, $67,487,798, $143,268,432, $19,470,086, $638,230,207, $264,398,573, $164,155,861, $172,209,785 and $67,559,687, respectively)	$262,930,686	$207,492,226	$123,021,134
Cash	979	—	—
Foreign currencies, at value (identified cost $137,440 for International Equity Fund)	—	—	—
Receivables:
Investment securities sold, at value	3,003,913	2,320,631	1,449,760
Dividends and interest, at value (net of allowances)	360,250	140,840	252,101
Fund shares sold	523,306	786,902	193,346
Reimbursement from adviser	—	—	—

Total assets	266,819,134	210,740,599	124,916,341

Liabilities:
Due to custodian	—	397,851	913,456
Payables:
Investment securities purchased, at value	3,347,594	—	372,198
Fund shares redeemed	78,553	14,794	10,287
Dividends and distributions	—	—	—
Advisory fees	166,452	131,649	76,981
Administrative fees	28,725	22,819	13,346
Accrued expenses and other liabilities	197,431	121,107	65,309

Total liabilities	3,818,755	688,220	1,451,577

Net Assets:
Paid-in capital	251,322,160	235,548,390	130,243,014
Accumulated undistributed (distribution in excess of) net investment income	155,370	—	166,525
Accumulated net realized gain (loss) on investment and foreign currency related transactions	(21,910,451)	(56,186,743)	(15,956,019)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	33,433,300	30,690,732	9,011,244

NET ASSETS	$263,000,379	$210,052,379	$123,464,764

Shares Outstanding/Net Asset Value/Offering Price:
Total shares outstanding, no par value (unlimited number of shares authorized):
Institutional Shares	18,179,669	9,979,603	5,873,603
Service Shares	4,522	273,647	27,889
Institutional Shares: Net asset value and maximum public offering price per share (net assets/shares outstanding)	$14.46	$20.50	$20.92
Service Shares: Net asset value per share (net assets/shares outstanding)	$14.46	$20.15	$20.93
Maximum public offering price per share(a)	$14.98	$20.88	$21.69

(a)	For the Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0363).

58	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$80,349,292	$148,362,063	$21,198,774	$647,725,576	$266,751,279	$172,563,221	$181,475,458	$70,776,952
952	551	13,863	179	40,564	537	594	663
—	142,381	—	—	—	—	—	—

1,956,510	458,237	—	—	—	1,677,247	1,853,388	—
18,853	334,011	35,233	6,598,655	2,288,561	2,601,443	2,335,054	810,309
147,074	118,671	41,577	678,143	1,036,583	337,844	545,957	1,500
—	—	29,672	—	22,969	4,661	19,634	11,189

82,472,681	149,415,914	21,319,119	655,002,553	270,139,956	177,184,953	186,230,085	71,600,613

—	—	—	—	—	—	—	—

2,122,565	801,674	49,065	—	5,862,989	1,079,465	1,079,465	—
17,349	10,730	3,966	194,236	630,803	45,284	4,377	—
—	—	—	2,039,654	647,346	485,342	500,907	196,866
49,490	97,312	—	277,633	111,561	73,925	78,266	30,241
8,578	16,334	1,421	72,185	29,005	19,220	20,349	7,863
56,920	126,920	26,780	350,457	54,792	49,999	54,360	39,193

2,254,902	1,052,970	81,232	2,934,165	7,336,496	1,753,235	1,737,724	274,163

96,458,292	179,846,280	19,151,036	654,860,222	266,285,516	164,198,111	174,756,532	67,952,055
—	1,993,515	60,005	(1,648,864)	(1,919,675)	128,997	92,942	33,721

(29,102,007)	(38,584,511)	298,158	(10,638,339)	(3,915,087)	2,697,250	377,214	123,409

12,861,494	5,107,660	1,728,688	9,495,369	2,352,706	8,407,360	9,265,673	3,217,265

$80,217,779	$148,362,944	$21,237,887	$652,068,388	$262,803,460	$175,431,718	$184,492,361	$71,326,450

3,334,665	8,775,976	1,018,911	34,753,794	14,031,558	8,888,476	9,286,824	3,602,617
63,741	24,373	21,396	62,172	154,669	251	63,414	113,373

$23.61	$16.86	$20.42	$18.73	$18.53	$19.74	$19.73	$19.19
$23.12	$16.69	$20.41	$18.74	$18.54	$19.74	$19.75	$19.19
$23.96	$17.30	$21.15	$19.42	$18.92	$20.14	$20.15	$19.58

COMMERCE FUNDS

Statements of Operations

For the Year Ended October 31, 2003

	Core Equity Fund	Growth Fund	Value Fund

Investment income:
Interest (net of allowances)	$26,599	$39,302	$18,826
Dividends(a)	4,265,473	1,601,194	2,664,961

Total income	4,292,072	1,640,496	2,683,787

Expenses:
Advisory fees	1,844,251	1,399,562	828,889
Administration fees	368,850	279,913	165,778
Shareowner servicing fees	139,902	190,665	71,195
Transfer Agent fees	78,784	120,408	47,840
Custody and accounting fees	65,860	60,887	65,787
Professional fees	35,456	33,900	29,349
Registration fees	29,428	19,902	27,453
Printing fees	28,971	19,603	10,368
Trustee fees	7,770	5,555	2,775
Distribution fees — Service Shares	126	12,462	1,377
Offering expenses	—	—	—
Other	7,786	2,958	9,629

Total expenses	2,607,184	2,145,815	1,260,440

Less — expense reductions(b)	(49,480)	(37,355)	(22,129)

Net expenses	2,557,704	2,108,460	1,238,311

NET INVESTMENT INCOME (LOSS)	1,734,368	(467,964)	1,445,476

Realized and unrealized gain (loss) on investment and foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	(1,294,787)	2,013,489	(2,024,026)
Foreign currency related transactions	—	—	—
Net change in unrealized gain (loss) on:
Investments	36,474,356	29,243,434	18,692,770
Translation of assets and liabilities denominated in foreign currencies	—	—	—

Net realized and unrealized gain (loss) on investment and foreign currency transactions	35,179,569	31,256,923	16,668,744

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,913,937	$30,788,959	$18,114,220

(a)	Amount is net of $23,197 and $436,408 for the Core Equity and International Equity Funds, respectively, in foreign withholding taxes.
(b)	Expense reductions includes waivers, custody credits and reimbursements.

60	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$10,538	$34,950	$39	$39,546,616	$7,949,555	$7,576,798	$7,678,409	$2,824,857
348,076	3,575,458	475,483	—	—	—	—	—

358,614	3,610,408	475,522	39,546,616	7,949,555	7,576,798	7,678,409	2,824,857

513,034	1,954,783	39,232	3,435,674	1,165,084	863,841	893,978	342,987
102,607	195,479	29,424	1,030,702	349,525	259,152	268,197	102,895
52,877	74,087	27,523	330,538	128,453	80,683	86,935	35,602
60,662	50,437	22,764	266,233	59,192	45,280	42,764	19,372
60,961	262,099	42,455	134,807	81,304	97,145	94,744	72,750
26,616	23,955	64,466	173,643	35,729	31,908	33,296	31,055
18,899	10,998	39,992	30,631	26,175	7,120	8,814	269
7,436	4,957	2,437	135,581	15,992	16,566	14,498	6,757
2,225	2,780	550	19,275	3,875	4,440	3,885	1,660
3,046	927	1,071	3,151	6,593	23	2,753	5,655
—	—	175,563	—	—	—	—	—
2,557	3,737	4,007	12,821	14,702	5,570	5,183	3,368

850,920	2,584,239	449,484	5,573,056	1,886,624	1,411,728	1,455,047	622,370

(13,688)	(956,744)	(379,757)	(142,899)	(295,587)	(202,328)	(290,391)	(170,833)

837,232	1,627,495	69,727	5,430,157	1,591,037	1,209,400	1,164,656	451,537

(478,618)	1,982,913	405,795	34,116,459	6,358,518	6,367,398	6,513,753	2,373,320

4,608,809	(9,111,763)	314,332	4,700,076	(650,800)	2,702,255	361,512	122,215
—	63,315	—	—	—	—	—	—

13,730,532	28,940,273	1,718,150	(12,653,799)	(2,866,422)	(930,444)	795,924	387,378
—	22,190	—	—	—	—	—	—

18,339,341	19,914,015	2,032,482	(7,953,723)	(3,517,222)	1,771,811	1,157,436	509,593

$17,860,723	$21,896,928	$2,438,277	$26,162,736	$2,841,296	$8,139,209	$7,671,189	$2,882,913

COMMERCE FUNDS

Statements of Changes in Net Assets

For the Year Ended October 31, 2003

	Core Equity Fund	Growth Fund	Value Fund

From operations:
Net investment income (loss)	$1,734,368	$(467,964)	$1,445,476
Net realized gain (loss) from investment and foreign currency related transactions	(1,294,787)	2,013,489	(2,024,026)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	36,474,356	29,243,434	18,692,770

Net increase in net assets resulting from operations	36,913,937	30,788,959	18,114,220

Distributions to shareholders:
From net investment income
Institutional shares	(1,693,873)	—	(1,424,217)
Service shares	(223)	—	(5,737)
From net realized gains on investment transactions
Institutional shares	—	—	—
Service shares	—	—	—

Total distributions to shareholders	(1,694,096)	—	(1,429,954)

From share transactions:
Proceeds from sales of shares	29,862,194	46,867,623	29,603,642
Reinvestment of dividends and distributions	43,757	—	777,508
Cost of shares redeemed(a)	(45,734,693)	(45,696,561)	(26,216,899)

Net increase (decrease) in net assets resulting from share transactions	(15,828,742)	1,171,062	4,164,251

TOTAL INCREASE (DECREASE)	19,391,099	31,960,021	20,848,517

Net assets:
Beginning of year	243,609,280	178,092,358	102,616,247

End of year	$263,000,379	$210,052,379	$123,464,764

Accumulated undistributed (distribution in excess of) net investment income	$155,370	$—	$166,525

(a)	Net of $130,038 of redemption fees remitted to the International Equity Fund.

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$(478,618)	$1,982,913	$405,795	$34,116,459	$6,358,518	$6,367,398	$6,513,753	$2,373,320
4,608,809	(9,048,448)	314,332	4,700,076	(650,800)	2,702,255	361,512	122,215

13,730,532	28,962,463	1,718,150	(12,653,799)	(2,866,422)	(930,444)	795,924	387,378

17,860,723	21,896,928	2,438,277	26,162,736	2,841,296	8,139,209	7,671,189	2,882,913

—	(478,887)	(371,372)	(38,191,269)	(9,660,308)	(6,343,327)	(6,450,414)	(2,288,743)
—	(401)	(7,230)	(67,044)	(104,196)	(345)	(37,164)	(72,228)

—	—	(15,604)	—	—	(1,365,671)	(854,052)	(85,826)
—	—	(357)	—	—	(179)	(5,130)	(3,061)

—	(479,288)	(394,563)	(38,258,313)	(9,764,504)	(7,709,522)	(7,346,760)	(2,449,858)

22,858,519	62,827,309	5,491,127	98,712,974	152,657,375	30,544,504	46,824,296	18,396,100
—	268,113	382,575	10,230,449	3,092,173	493,491	652,264	106,080
(26,709,569)	(48,878,808)	(5,341,460)	(174,170,993)	(72,427,392)	(30,117,713)	(28,566,752)	(12,808,332)

(3,851,050)	14,216,614	532,242	(65,227,570)	83,322,156	920,282	18,909,808	5,693,848

14,009,673	35,634,254	2,575,956	(77,323,147)	76,398,948	1,349,969	19,234,237	6,126,903

66,208,106	112,728,690	18,661,931	729,391,535	186,404,512	174,081,749	165,258,124	65,199,547

$80,217,779	$148,362,944	$21,237,887	$652,068,388	$262,803,460	$175,431,718	$184,492,361	$71,326,450

$—	$1,993,515	$60,005	$(1,648,864)	$(1,919,675)	$128,997	$92,942	$33,721

COMMERCE FUNDS

Statements of Changes in Net Assets

For the Year Ended October 31, 2002

	Core Equity Fund	Growth Fund	Value Fund

From operations:
Net investment income (loss)	$1,951,058	$(721,787)	$1,280,153
Net realized gain (loss) on investments and foreign currency related transactions	(20,614,865)	(34,832,052)	(11,773,165)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(20,105,569)	10,219,243	(4,338,239)

Net increase (decrease) in net assets resulting from operations	(38,769,376)	(25,334,596)	(14,831,251)

Distributions to shareholders:
From net investment income
Institutional shares	(1,835,118)	—	(1,219,913)
Service shares	(174)	—	(6,339)
From net realized gains on investment transactions
Institutional shares	(68,414)	—	—
Service shares	(9)	—	—

Total distributions to shareholders	(1,903,715)	—	(1,226,252)

From share transactions:
Proceeds from sale of shares	30,602,452	62,011,091	38,702,567
Reinvestment of dividends and distributions	39,044	—	693,989
Cost of shares redeemed	(41,924,763)	(85,916,779)	(31,755,791)

Net increase (decrease) in net assets resulting from share transactions	(11,283,267)	(23,905,688)	7,640,765

TOTAL INCREASE (DECREASE)	(51,956,358)	(49,240,284)	(8,416,738)

Net Assets:
Beginning of period	295,565,638	227,332,642	111,032,985

End of period	$243,609,280	$178,092,358	$102,616,247

Accumulated undistributed (distribution in excess of) net investment income	$115,098	$—	$151,003

(a)	Asset Allocation Fund commenced operations on September 27, 2002.

64	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund(a)	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$(763,268)	$401,882	$1,628	$41,312,501	$6,293,889	$6,831,229	$5,989,036	$2,005,961
(17,238,221)	(25,739,799)	(211)	(6,144,591)	(43,389)	1,331,125	843,540	85,669

8,015,179	11,194,283	10,538	(15,490,037)	215,457	828,295	1,501,037	882,558

(9,986,310)	(14,143,634)	11,955	19,677,873	6,465,957	8,990,649	8,333,613	2,974,188

—	—	—	(43,201,864)	(6,965,376)	(6,788,426)	(5,939,488)	(1,925,964)
—	—	—	(73,364)	(88,147)	(739)	(16,788)	(66,361)

—	—	—	—	—	(2,273,990)	(194,746)	(8,447)
—	—	—	—	—	(238)	(301)	(273)

—	—	—	(43,275,228)	(7,053,523)	(9,063,393)	(6,151,323)	(2,001,045)

32,845,137	176,718,546	18,701,153	140,839,605	123,362,743	34,033,926	44,708,133	23,391,715
—	—	—	11,733,134	2,824,077	554,643	539,101	77,664
(50,445,368)	(158,568,099)	(51,177)	(145,211,750)	(58,938,630)	(40,890,342)	(23,963,791)	(5,162,415)

(17,600,231)	18,150,447	18,649,976	7,360,989	67,248,190	(6,301,773)	21,283,443	18,306,964

(27,586,541)	4,006,813	18,661,931	(16,236,366)	66,660,624	(6,374,517)	23,465,733	19,280,107

93,794,647	108,721,877	—	745,627,901	119,743,888	180,456,266	141,792,391	45,919,440

$66,208,106	$112,728,690	$18,661,931	$729,391,535	186,404,512	$174,081,749	$165,258,124	$65,199,547

$—	$426,575	$1,628	$(998,489)	$(52,585)	$100,771	$82,574	$22,769

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2003

1.  ORGANIZATION

The Commerce Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust consists of eleven portfolios (individually, a “Fund” and collectively, the “Funds”): Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. Each of the Funds offers two classes of shares, Institutional Shares and Service Shares. Each Fund is registered as a diversified management investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the Nasdaq System are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

The Asset Allocation Fund invests in a combination of underlying funds (the “Underlying Funds”) the majority of which are advised by the Adviser. The Fund may also invest in unaffiliated underlying funds and directly in equity and fixed-income securities. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because the Asset Allocation Fund invests primarily in other mutual funds, which fluctuate in value, the Fund’s shares will correspondingly fluctuate in value.

B. Security Transactions and Dividend Income — Security transactions and purchases and sales of the Underlying Funds by the Asset Allocation Fund are recorded as of the trade date. Realized gains and losses on sales of portfolio securities and the Underlying Funds are calculated using the identified-cost basis. Dividend income and capital gains distributions from the Underlying Funds is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Premiums and Discounts on Debt Securities — The Bond and Short-Term Government Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. For all Funds, original issue discounts (“OID”) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer.

D. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities.

E. Forward Foreign Currency Exchange Contracts — The International Equity Fund may enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At October 31, 2003, the Fund had no outstanding forward foreign currency exchange contracts.

F. Segregation Transactions — Some of the Funds may enter into certain derivative transactions; some of these transactions may be for the purpose of increasing total return. Forward foreign currency exchange contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of derivative transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account at the Fund’s custodian.

H. Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid

Core Equity, Value and Asset Allocation	Quarterly	Quarterly	Annually	Annually

Growth, MidCap Growth and International Equity	Annually	Annually	Annually	Annually

Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

I.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative average daily net assets. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

J.  Offering Expenses — Offering costs are being amortized on a straight-line basis up to one year beginning with the commencement of the Asset Allocation Fund’s operations.

K.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions or from paid-in capital, depending on the type of book/tax differences that may exist.

3.  AGREEMENTS

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A. (the “Adviser”). Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. For the year ended October 31, 2003, the Adviser had contractually agreed to waive a portion of its advisory fee for certain Funds. The contractual annual rate, effective annual rate, and waiver rates are listed below.

As authorized by the Advisory Agreement, the Adviser has entered into a Sub-Advisory Agreement with Bank of Ireland Asset Management (U.S.) Limited (the “Sub-Adviser”) whereby the Sub-Adviser manages the investment assets of the International Equity Fund.

COMMERCE FUNDS

3.  AGREEMENTS (continued)

As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee from the Adviser at the following annual rate:

Average Daily Net Assets	Annual Rate

First $50 million	0.45%

Next $50 million	0.40%

Over $100 million	0.30%

For the year ended October 31, 2003, the Adviser agreed to waive fees and/or reimburse expenses (excluding interest, taxes, service share distribution expenses and extraordinary expenses) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.13%, 1.20%, 1.72%, 0.35%, 0.88%, 0.68%, 0.70%, 0.65% and 0.65% of average net assets of the Institutional Shares of the Core Equity, Growth, Value, International Equity, Asset Allocation, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. Such amounts are 0.25% higher for the Service Shares of the above Funds.

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Trust’s administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust’s business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.15% of the average daily net assets of each Fund. The Administrator has agreed to waive the administration fee to 0.13% of the average daily net assets of each Fund, except for Asset Allocation which is waived to 0.08% of the average daily net assets of the Asset Allocation Fund.

In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

3.  AGREEMENTS (continued)

For the year ended October 31, 2003, a summary of the Advisory fees, Administration fees, associated waivers, expense reimbursements and custody credits are as follows:

	Advisory Fees				Administration Fees
	Contractual Annual Rate	Effective Annual Rate	Waiver		Waiver		Expense Reimbursements	Custody Credits	Total Expense Reduction
Fund			Rate	Amount	Rate	Amount

Core Equity	0.75%	0.75%	—%	$—	0.02%	$49,180	$—	$300	$49,480

Growth	0.75	0.75	—	—	0.02	37,322	—	33	37,355

Value	0.75	0.75	—	—	0.02	22,104	—	25	22,129

MidCap Growth	0.75	0.75	—	—	0.02	13,681	—	7	13,688

International Equity	1.50	0.79	0.71	930,583	0.02	26,064	—	97	956,744

Asset Allocation	0.20	—	0.20	39,232	0.07	13,731	326,794	—	379,757

Bond	0.50	0.50	—	—	0.02	137,427	—	5,472	142,899

Short-Term Government	0.50	0.50	—	—	0.02	46,603	248,140	844	295,587

National Tax-Free Intermediate Bond	0.50	0.50	—	—	0.02	34,554	167,497	277	202,328

Missouri Tax-Free Intermediate Bond	0.50	0.50	—	—	0.02	35,759	254,180	452	290,391

Kansas Tax-Free Intermediate Bond	0.50	0.50	—	—	0.02	13,719	157,102	12	170,833

Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales charge imposed on the sale of shares of the Funds. The maximum sales charge imposed on the sale of Service Shares of the Short-Term Government Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund is 2.00%; for all other Funds’ Service Shares, the maximum sales charge is 3.50%. Goldman Sachs has advised the Trust that it has retained approximately $6,000 on the sale of shares of the Funds for the year ended October 31, 2003.

The Trust, on behalf of each Fund, has adopted a Distribution Plan for Service Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, payments by each Fund for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund’s Service Shares.

Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Adviser and its affiliates (“Service Organizations”), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. For the year ended October 31, 2003, Commerce Bank has retained approximately $434,000 in shareholder servicing fees.

COMMERCE FUNDS

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities and of the Underlying Funds (for the Asset Allocation Fund) for the year ended October 31, 2003, were as follows:

Fund	Purchase of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and maturities of U.S. Government and agency obligations	Sales and maturities (excluding U.S. Government and agency obligations)

Core Equity	$—	$103,704,286	$—	$115,401,313

Growth	—	115,365,776	—	108,265,174

Value	—	91,944,246	—	81,508,158

MidCap Growth	—	60,215,986	—	63,464,937

International Equity	—	51,891,779	—	29,934,390

Asset Allocation	—	9,638,583	—	9,162,012

Bond	204,068,809	98,393,068	88,074,339	82,472,955

Short-Term Government	205,804,819	17,574,781	69,512,676	6,274,469

National Tax-Free Intermediate Bond	—	92,788,691	—	94,990,364

Missouri Tax-Free Intermediate Bond	—	40,528,134	—	26,422,555

Kansas Tax-Free Intermediate Bond	—	14,723,373	—	6,404,482

For the year ended October 31, 2003, Goldman Sachs earned approximately $6,000 of brokerage commissions from portfolio transactions executed on behalf of the International Equity Fund.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

5.  CONCENTRATION OF RISK

Under normal market conditions, the National Tax-Free Intermediate Bond Fund invests at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in municipal securities issued by or on behalf of the states, the District of Columbia or the U.S. government, and their respective authorities, agencies, instrumentalities and political sub-divisions, the income from which is exempt from regular federal income and federal alternative minimum taxes. The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri and Kansas municipal securities, respectively, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas taxes, respectively. Alternatively, at least 80% of the Tax-Free Funds’ distributed income must be exempt from such taxes.

For each of the Missouri and Kansas Tax-Free Funds, the actual payment of principal and interest on Missouri and Kansas municipal securities is dependent on the Missouri General Assembly and the Kansas legislature, respectively, allotting money each fiscal year for these payments.

The International Equity Fund may invest a portion of its assets in emerging markets. Emerging markets securities may be more volatile than securities from more developed countries. At times, the securities held by the International Equity Fund may be subject to abrupt and severe price declines.

6.  CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses, foreign currency transactions and adjustments for the amortization/accretion of premiums and discounts of certain bonds.

Fund	Paid-in capital	Accumulated net realized gain (loss)	Accumulated undistributed (distribution in excess of) net investment income

Core Equity	$—	$—	$—

Growth	(467,964)	—	467,964

Value	—	—	—

MidCap Growth	(478,618)	—	478,618

International Equity	(3)	(63,312)	63,315

Asset Allocation	(31,182)	(2)	31,184

Bond	—	(3,491,479)	3,491,479

Short-Term Government	—	(1,538,896)	1,538,896

National Tax-Free Intermediate Bond	—	(4,500)	4,500

Missouri Tax-Free Intermediate Bond	—	15,807	(15,807)

Kansas Tax-Free Intermediate Bond	—	1,397	(1,397)

COMMERCE FUNDS

Commerce Funds Tax Information (Unaudited)

For the year ended October 31, 2003, 100%, 100%, and 11.39% of the dividends paid from net investment company taxable income by the Core Equity, Value, and Asset Allocation Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended October 31, 2003, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.0952 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0305 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

The Core Equity and Value Funds designate 100% of the dividends paid during 2003 as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The Asset Allocation Fund designates 14.28% of the dividends paid during 2003 as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds designate $1,061,864, $808,100 and $76,627, respectively, as capital gain dividends paid during the year ended October 31, 2003.

During the year ended October 31, 2003, 99.08%, 99.42%, and 99.69% of the distributions from net investment income paid by the National Tax-Free Intermediate Bond, Kansas Tax-Free Intermediate Bond, and Missouri Tax-Free Intermediate Bond Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

7.  ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Distributions paid from:
Ordinary income	$1,694,096	$—	$1,429,954	$—	$479,288	$394,563
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	—	—	—	—	—	—

Total taxable distributions	$1,694,096	$—	$1,429,954	$—	$479,288	$394,563

The tax character of distributions paid during the fiscal year ended October 31, 2002 was as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Distributions paid from:
Ordinary income	$1,835,960	$—	$1,226,252	$—	$—	$—
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	67,755	—	—	—	—	—

Total taxable distributions	$1,903,715	$—	$1,226,252	$—	$—	$—

As of October 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Undistributed ordinary income — net	$155,370	$—	$166,523	$—	$2,070,194	$398,666
Undistributed tax-exempt income	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	—

Total undistributed earnings	$155,370	$—	$166,523	$—	$2,070,194	$398,666
Capital loss carryforward	(21,909,005)	(55,779,796)	(14,673,202)	(29,020,536)	(36,185,453)	—
Timing differences (i.e. dividends payable)	—	—	—	—	—	—
Unrealized gains (losses) — net	33,431,854	30,283,785	7,728,429	12,780,023	2,631,923	1,688,185

Total accumulated earnings (losses) — net	$11,678,219	$(25,496,011)	$(6,778,250)	$(16,240,513)	$(31,483,336)	$2,086,851
Capital loss carryforward years of expiration	2010-2011	2009-2010	2009-2011	2009-2010	2009-2011	—

At October 31, 2003, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Tax cost	$229,498,832	$177,208,441	$115,292,705	$67,569,269	$145,744,169	$19,510,589

Gross unrealized gain	47,759,291	38,710,098	11,171,378	14,539,399	10,196,411	1,780,931
Gross unrealized loss	(14,327,437)	(8,426,313)	(3,442,949)	(1,759,376)	(7,578,517)	(92,746)

Net unrealized security gain (loss)	$33,431,854	$30,283,785	$7,728,429	$12,780,023	$2,617,894	$1,688,185

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

COMMERCE FUNDS

7.  ADDITIONAL TAX INFORMATION (continued)

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Distributions paid from:
Ordinary income	$38,258,313	$9,764,504	$362,273	$71,579	$25,964
Tax-exempt income	—	—	6,285,385	6,467,081	2,347,267
Net long-term capital gains	—	—	1,061,864	808,100	76,627

Total taxable distributions	$38,258,313	$9,764,504	$7,709,522	$7,346,760	$2,449,858

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Distributions paid from:
Ordinary income	$43,275,228	$7,053,523	$928,236	$71,507	$33,608
Tax-exempt income	—	—	6,734,662	5,919,153	1,959,249
Net long-term capital gains	—	—	1,400,495	160,663	8,188

Total taxable distributions	$43,275,228	$7,053,523	$9,063,393	$6,151,323	$2,001,045

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Undistributed ordinary income — net	$1,445,472	$1,268,145	$—	$—	$—
Undistributed Tax-exempt income	—	—	1,581,648	530,759	199,284
Undistributed long-term capital gains	—	—	1,685,567	377,307	123,409

Total undistributed earnings	$1,445,472	$1,268,145	$3,267,215	$908,066	$322,693
Capital loss carryforward	(10,638,339)	(3,899,852)	—	—	—
Timing differences (i.e. dividends payable)	(2,003,548)	(702,639)	(485,342)	(500,907)	(196,866)
Unrealized gains (losses) — net	8,404,581	(147,710)	8,451,734	9,328,670	3,248,568

Total accumulated earnings (losses) — net	$(2,791,834)	$(3,482,056)	$11,233,607	$9,735,829	$3,374,395
Capital loss carryforward years of expiration	2008-2010	2008-2011	—	—	—

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Tax Cost	$639,320,995	$266,898,989	$164,111,487	$172,146,788	$67,528,384

Gross unrealized gain	23,001,474	2,404,250	8,595,259	9,373,585	3,341,213
Gross unrealized loss	(14,596,893)	(2,551,960)	(143,525)	(44,915)	(92,645)

Net unrealized security gain (loss)	$8,404,581	$(147,710)	$8,451,734	$9,328,670	$3,248,568

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

8.  SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Equity Fund		Growth Fund

	Shares	Dollars	Shares	Dollars

For the Year Ended October 31, 2003
Institutional Shares
Shares sold	2,328,029	$29,842,565	2,575,915	$46,461,109
Reinvestment of dividends and distributions	3,353	43,535	—	—
Shares repurchased	(3,527,810)	(45,732,901)	(2,474,317)	(45,002,661)

	(1,196,428)	(15,846,801)	101,598	1,458,448

Service Shares
Shares sold	1,451	19,629	23,059	406,514
Reinvestment of dividends and distributions	17	222	—	—
Shares repurchased	(150)	(1,792)	(39,773)	(693,900)

	1,318	18,059	(16,714)	(287,386)

NET INCREASE (DECREASE)	(1,195,110)	$(15,828,742)	84,884	$1,171,062

For the Year Ended October 31, 2002
Institutional Shares
Shares sold	2,093,106	$30,588,378	3,054,113	$61,450,853
Reinvestment of dividends and distributions	2,799	38,861	—	—
Shares repurchased	(2,821,304)	(41,924,763)	(4,141,023)	(83,364,383)

	(725,399)	(11,297,524)	(1,086,910)	(21,913,530)

Service Shares
Shares sold	916	14,074	28,076	559,238
Reinvestment of dividends and distributions	13	183	—	—
Shares repurchased	—	—	(127,246)	(2,551,396)

	929	14,257	(99,170)	(1,992,158)

NET INCREASE (DECREASE)	(724,470)	$(11,283,267)	(1,186,080)	$(23,905,688)

COMMERCE FUNDS

Value Fund		MidCap Growth Fund		International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars

1,575,670	$29,574,427	1,181,784	$22,690,299	4,373,331	$62,784,283
41,342	772,322	—	—	18,567	267,722
(1,389,765)	(26,118,570)	(1,372,665)	(26,495,611)	(3,305,921)	(48,806,566)

227,247	4,228,179	(190,881)	(3,805,312)	1,085,977	14,245,439

1,551	29,215	8,846	168,220	3,005	43,026
277	5,186	—	—	27	391
(5,332)	(98,329)	(11,571)	(213,958)	(5,071)	(72,242)

(3,504)	(63,928)	(2,725)	(45,738)	(2,039)	(28,825)

223,743	$4,164,251	(193,606)	$(3,851,050)	1,083,938	$14,216,614

1,911,820	$38,638,321	1,401,977	$29,341,548	10,495,443	$175,774,429
33,819	688,195	—	—	—	—
(1,533,455)	(31,478,530)	(2,160,814)	(46,064,121)	(9,175,245)	(157,518,302)

412,184	7,847,986	(758,837)	(16,722,573)	1,320,198	18,256,127

2,934	64,246	194,665	3,503,589	54,959	944,117
283	5,794	—	—	—	—
(13,532)	(277,261)	(234,084)	(4,381,247)	(59,117)	(1,049,797)

(10,315)	(207,221)	(39,419)	(877,658)	(4,158)	(105,680)

401,869	$7,640,765	(798,256)	$(17,600,231)	1,316,040	$18,150,447

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2003

8.  SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Asset Allocation Fund(a)		Bond Fund

	Shares	Dollars	Shares	Dollars

For the Year Ended October 31, 2003
Institutional Shares
Shares sold	290,842	$5,406,070	5,204,676	$98,608,072
Reinvestment of dividends and distributions	19,961	375,126	535,591	10,178,277
Shares repurchased	(278,422)	(5,214,144)	(9,123,647)	(173,832,903)

	32,381	567,052	(3,383,380)	(65,046,554)

Service Shares
Shares sold	4,599	85,057	5,511	104,902
Reinvestment of dividends and distributions	397	7,449	2,744	52,172
Shares repurchased	(6,739)	(127,316)	(17,848)	(338,090)

	(1,743)	(34,810)	(9,593)	(181,016)

NET INCREASE (DECREASE)	30,638	$532,242	(3,392,973)	$(65,227,570)

For the Year Ended October 31, 2002
Institutional Shares
Shares sold	989,313	$18,275,151	7,327,148	$140,537,432
Reinvestment of dividends and distributions	—	—	608,233	11,671,798
Shares repurchased	(2,783)	(51,159)	(7,556,867)	(144,962,816)

	986,530	18,223,992	378,514	7,246,414

Service Shares
Shares sold	23,140	426,002	15,706	302,173
Reinvestment of dividends and distributions	—	—	3,194	61,336
Shares repurchased	(1)	(18)	(12,976)	(248,934)

	23,139	425,984	5,924	114,575

NET INCREASE (DECREASE)	1,009,669	$18,649,976	384,438	$7,360,989

(a)	Commencement date of operations was September 27, 2002 for all share classes.

COMMERCE FUNDS

Short-Term Government Fund		National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

8,018,369	$151,493,591	1,546,534	$30,544,474	2,347,780	$46,376,220	902,920	$17,467,853
160,457	3,022,215	25,099	493,288	31,920	628,364	4,258	81,627
(3,822,952)	(71,977,117)	(1,527,636)	(30,100,134)	(1,446,752)	(28,451,001)	(619,286)	(11,898,068)

4,355,874	$82,538,689	43,997	937,628	932,948	18,553,583	287,892	5,651,412

61,602	1,163,784	1	30	22,694	448,076	48,263	928,247
3,715	69,958	10	203	1,213	23,900	1,273	24,453
(23,927)	(450,275)	(897)	(17,579)	(5,847)	(115,751)	(47,596)	(910,264)

41,390	783,467	(886)	(17,346)	18,060	356,225	1,940	42,436

4,397,264	$83,322,156	43,111	$920,282	951,008	$18,909,808	289,832	$5,693,848

6,181,019	$116,977,293	1,763,347	$34,030,141	2,274,853	$43,991,871	1,155,939	$21,685,227
146,934	2,780,186	28,673	554,531	27,201	527,114	3,467	65,029
(2,789,313)	(52,745,138)	(2,111,725)	(40,889,952)	(1,228,921)	(23,934,136)	(214,788)	(4,039,014)

3,538,640	67,012,341	(319,705)	(6,305,280)	1,073,133	20,584,849	944,618	17,711,242

335,179	6,385,450	197	3,785	36,845	716,262	91,797	1,706,488
2,316	43,891	6	112	616	11,987	673	12,635
(324,774)	(6,193,492)	(20)	(390)	(1,566)	(29,655)	(60,347)	(1,123,401)

12,721	235,849	183	3,507	35,895	698,594	32,123	595,722

3,551,361	$67,248,190	(319,522)	$(6,301,773)	1,109,028	$21,283,443	976,741	$18,306,964

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions
CORE EQUITY FUND
For the Year Ended October 31, 2003
Institutional Shares	$12.57	$0.09	(b)	$1.89	$1.98	$(0.09)	$—	$—	$(0.09)
Service Shares	12.57	0.06	(b)	1.89	1.95	(0.06)	—	—	(0.06)

For the Year Ended October 31, 2002
Institutional Shares	14.70	0.10	(b)	(2.14)	(2.04)	(0.09)	—	— (c)	(0.09)
Service Shares	14.70	0.06	(b)	(2.13)	(2.07)	(0.06)	—	— (c)	(0.06)

For the Period Ended October 31, 2001
Institutional Shares (commenced December 26, 2000)	18.00	0.04	(b)	(3.29)	(3.25)	(0.04)	(0.01)	—	(0.05)
Service Shares (commenced December 26, 2000)	18.00	—	(b)	(3.30)	(3.30)	—	—	—	—

GROWTH FUND
For the Year Ended October 31, 2003
Institutional Shares	$17.52	$(0.04	)(b)	$3.02	$2.98	$—	$—	$—	$—
Service Shares	17.27	(0.09	)(b)	2.97	2.88	—	—	—	—

For the Year Ended October 31, 2002
Institutional Shares	20.03	(0.07	)(b)	(2.44)	(2.51)	—	—	—	—
Service Shares	19.80	(0.11	)(b)	(2.42)	(2.53)	—	—	—	—

For the Year Ended October 31, 2001
Institutional Shares	38.33	(0.10	)(b)	(10.93)	(11.03)	—	—	(7.27)	(7.27)
Service Shares	38.04	(0.15	)(b)	(10.82)	(10.97)	—	—	(7.27)	(7.27)

For the Year Ended October 31, 2000
Institutional Shares	38.24	(0.14	)(b)	4.17	4.03	—	—	(3.94)	(3.94)
Service Shares	38.07	(0.24	)(b)	4.15	3.91	—	—	(3.94)	(3.94)

For the Year Ended October 31, 1999
Institutional Shares	37.37	(0.05)		6.40	6.35	(0.01)	—	(5.47)	(5.48)
Service Shares	37.29	(0.12)		6.37	6.25	—	—	(5.47)	(5.47)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$14.46	15.83%	$262,935	1.04%		0.71%		1.06%		0.69%		43%
14.46	15.55	65	1.29		0.46		1.31		0.44		43

12.57	(13.90)	243,569	0.98		0.68		1.00		0.66		23
12.57	(14.11)	40	1.23		0.44		1.25		0.42		23

14.70	(18.13)	295,532	1.01	(d)	0.31	(d)	1.03	(d)	0.29	(d)	32
14.70	(18.25)	34	1.23	(d)	(0.02	)(d)	1.25	(d)	(0.04	)(d)	32

$20.50	17.01%	$204,539	1.12%		(0.24)%		1.14%		(0.26)%		60%
20.15	16.68	5,513	1.37		(0.49)		1.39		(0.51)		60

17.52	(12.53)	173,077	1.12		(0.33)		1.14		(0.35)		53
17.27	(12.73)	5,015	1.37		(0.58)		1.39		(0.60)		53

20.03	(33.85)	219,622	1.11		(0.39)		1.13		(0.41)		47
19.80	(34.00)	7,711	1.36		(0.60)		1.38		(0.62)		47

38.33	10.88	385,676	1.06		(0.37)		1.07		(0.36)		50
38.04	10.59	13,747	1.31		(0.62)		1.32		(0.61)		50

38.24	18.24	445,923	1.08		(0.12)		1.08		(0.12)		35
38.07	17.97	14,468	1.33		(0.36)		1.33		(0.36)		35

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
VALUE FUND
For the Year Ended October 31, 2003
Institutional Shares	$18.07	$0.25	(b)	$2.84	$3.09	$(0.24)	$—	$(0.24)
Service Shares	18.08	0.20	(b)	2.85	3.05	(0.20)	—	(0.20)

For the Year Ended October 31, 2002
Institutional Shares	21.05	0.24	(b)	(2.99)	(2.75)	(0.23)	—	(0.23)
Service Shares	21.05	0.19	(b)	(2.99)	(2.80)	(0.17)	—	(0.17)

For the Year Ended October 31, 2001
Institutional Shares	24.88	0.21	(b)	(2.91)	(2.70)	(0.21)	(0.92)	(1.13)
Service Shares	24.88	0.16	(b)	(2.92)	(2.76)	(0.15)	(0.92)	(1.07)

For the Year Ended October 31, 2000
Institutional Shares	21.40	0.18	(b)	3.45	3.63	(0.15)	—	(0.15)
Service Shares	21.41	0.12	(b)	3.45	3.57	(0.10)	—	(0.10)

For the Year Ended October 31, 1999
Institutional Shares	21.72	0.15		(0.09)	0.06	(0.15)	(0.23)	(0.38)
Service Shares	21.73	0.11		(0.11)	—	(0.09)	(0.23)	(0.32)

MIDCAP GROWTH FUND
For the Year Ended October 31, 2003
Institutional Shares	$18.44	$(0.14	)(b)	$5.31	$5.17	$—	$—	$—
Service Shares	18.10	(0.18	)(b)	5.20	5.02	—	—	—

For the Year Ended October 31, 2002
Institutional Shares	21.37	(0.20	)(b)	(2.73)	(2.93)	—	—	—
Service Shares	21.04	(0.24	)(b)	(2.70)	(2.94)	—	—	—

For the Year Ended October 31, 2001
Institutional Shares	43.62	(0.25	)(b)	(17.57)	(17.82)	—	(4.43)	(4.43)
Service Shares	43.11	(0.32	)(b)	(17.32)	(17.64)	—	(4.43)	(4.43)

For the Year Ended October 31, 2000
Institutional Shares	40.07	(0.34	)(b)	9.91	9.57	—	(6.02)	(6.02)
Service Shares	39.75	(0.44	)(b)	9.82	9.38	—	(6.02)	(6.02)

For the Year Ended October 31, 1999
Institutional Shares	32.57	(0.23	)(b)	9.34	9.11	—	(1.61)	(1.61)
Service Shares	32.40	(0.31	)(b)	9.27	8.96	—	(1.61)	(1.61)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.

82	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(a)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$20.92	17.29%	$122,881	1.12%	1.31%	1.14%	1.29%	76%
20.93	16.99	584	1.37	1.07	1.39	1.05	76

18.07	(13.18)	102,049	1.06	1.15	1.08	1.13	72
18.08	(13.37)	567	1.31	0.89	1.33	0.87	72

21.05	(11.16)	110,155	1.08	0.91	1.10	0.89	65
21.05	(11.39)	878	1.33	0.67	1.35	0.65	65

24.88	17.06	95,765	1.13	0.78	1.14	0.77	88
24.88	16.72	1,067	1.38	0.52	1.40	0.51	88

21.40	0.29	74,591	1.15	0.67	1.15	0.67	64
21.41	0.02	989	1.40	0.42	1.40	0.42	64

$23.61	28.04%	$78,744	1.22%	(0.70)%	1.24%	(0.72)%	89%
23.12	27.73	1,474	1.47	(0.95)	1.49	(0.97)	89

18.44	(13.71)	65,005	1.21	(0.91)	1.23	(0.93)	93
18.10	(13.97)	1,203	1.45	(1.15)	1.47	(1.17)	93

21.37	(44.12)	91,567	1.14	(0.88)	1.16	(0.90)	124
21.04	(44.24)	2,228	1.39	(1.13)	1.41	(1.15)	124

43.62	26.19	187,070	1.14	(0.80)	1.15	(0.79)	112
43.11	25.88	4,340	1.39	(1.05)	1.40	(1.04)	112

40.07	28.96	143,892	1.14	(0.63)	1.14	(0.63)	98
39.75	28.63	3,384	1.39	(0.86)	1.39	(0.86)	98

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
INTERNATIONAL EQUITY FUND
For the Year Ended October 31, 2003
Institutional Shares	$14.61	$0.23	(b)	$2.08	$2.31	$(0.06)	$—	$(0.06)
Service Shares	14.47	0.18	(b)	2.06	2.24	(0.02)	—	(0.02)

For the Year Ended October 31, 2002
Institutional Shares	16.99	0.06	(b)	(2.44)	(2.38)	—	—	—
Service Shares	16.87	0.02	(b)	(2.42)	(2.40)	—	—	—

For the Year Ended October 31, 2001
Institutional Shares	26.46	—	(b)	(6.84)	(6.84)	—	(2.63)	(2.63)
Service Shares	26.37	(0.06	)(b)	(6.81)	(6.87)	—	(2.63)	(2.63)

For the Year Ended October 31, 2000
Institutional Shares	27.39	(0.01	)(b)	0.43	0.42	(0.06)	(1.29)	(1.35)
Service Shares	27.30	(0.08	)(b)	0.44	0.36	—	(1.29)	(1.29)

For the Year Ended October 31, 1999
Institutional Shares	23.00	0.09		4.40	4.49	(0.10)	—	(0.10)
Service Shares	22.92	0.10		4.34	4.44	(0.06)	—	(0.06)
ASSET ALLOCATION FUND
For the Year Ended October 31, 2003
Institutional Shares	$18.48	$0.39	(b)	$1.94	$2.33	$(0.37)	$(0.02)	$(0.39)
Service Shares	18.48	0.34	(b)	1.93	2.27	(0.32)	(0.02)	(0.34)

For the Period Ended October 31, 2002
Institutional Shares (commenced September 27, 2002)	18.00	0.03	(b)	0.45	0.48	—	—	—
Service Shares (commenced September 27, 2002)	18.00	0.03	(b)	0.45	0.48	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Annualized.
(d)	Expense ratios exclude expenses of the Underlying Funds.

84	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$16.86	15.87%	$147,956	1.25%		1.52%	1.98%		0.79%		24%
16.69	15.47	407	1.50		1.19	2.23		0.46		24

14.61	(14.01)	112,347	1.55		0.38	2.18		(0.25)		98
14.47	(14.23)	382	1.80		0.12	2.43		(0.51)		98

16.99	(28.40)	108,206	1.47		(0.01)	2.05		(0.59)		33
16.87	(28.63)	516	1.72		(0.30)	2.30		(0.88)		33

26.46	1.24	166,063	1.35		(0.05)	1.92		(0.60)		47
26.37	1.03	768	1.60		(0.29)	2.17		(0.84)		47

27.39	19.58	128,018	1.53		0.40	2.08		(0.13)		32
27.30	19.39	499	1.78		0.33	2.33		(0.20)		32

$20.42	12.72%	$20,801	0.35	%(d)	2.07%	2.29	%(d)	0.13%		47%
20.41	12.40	437	0.60	(d)	1.82	2.54	(d)	(0.12)		47

18.48	2.67	18,234	0.35	(c)(d)	2.80 (c)	81.34	(c)(d)	(78.19	)(c)	—
18.48	2.67	428	0.60	(c)(d)	1.93 (c)	81.59	(c)(d)	(79.06	)(c)	—

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions
BOND FUND
For the Year Ended October 31, 2003
Institutional Shares	$19.09	$0.94	(b)	$(0.24)		$0.70	$(1.06)	$—	$—	$(1.06)
Service Shares	19.10	0.90	(b)	(0.25)		0.65	(1.01)	—	—	(1.01)

For the Year Ended October 31, 2002
Institutional Shares	19.71	1.07	(b)(c)	(0.57	)(c)	0.50	(1.12)	—	—	(1.12)
Service Shares	19.73	1.03	(b)(c)	(0.58	)(c)	0.45	(1.08)	—	—	(1.08)

For the Year Ended October 31, 2001
Institutional Shares	18.33	1.17	(b)	1.44		2.61	(1.21)	(0.02)	—	(1.23)
Service Shares	18.35	1.11	(b)	1.46		2.57	(1.17)	(0.02)	—	(1.19)

For the Year Ended October 31, 2000
Institutional Shares	18.57	1.16	(b)	(0.17)		0.99	(1.19)	—	(0.04)	(1.23)
Service Shares	18.57	1.11	(b)	(0.15)		0.96	(1.14)	—	(0.04)	(1.18)

For the Year Ended October 31, 1999
Institutional Shares	19.84	1.16		(1.04)		0.12	(1.16)	—	(0.23)	(1.39)
Service Shares	19.85	1.11		(1.05)		0.06	(1.11)	—	(0.23)	(1.34)

SHORT-TERM GOVERNMENT FUND
For the Year Ended October 31, 2003
Institutional Shares	$19.04	$0.51	(b)	$(0.22)		$0.29	$(0.80)	$—	$—	$(0.80)
Service Shares	19.06	0.47	(b)	(0.24)		0.23	(0.75)	—	—	(0.75)

For the Year Ended October 31, 2002
Institutional Shares	19.20	0.83	(b)(d)	(0.05	)(d)	0.78	(0.94)	—	—	(0.94)
Service Shares	19.21	0.78	(b)(d)	(0.04	)(d)	0.74	(0.89)	—	—	(0.89)

For the Year Ended October 31, 2001
Institutional Shares	18.10	1.03	(b)	1.10		2.13	(1.03)	—	—	(1.03)
Service Shares	18.11	0.98	(b)	1.10		2.08	(0.98)	—	—	(0.98)

For the Year Ended October 31, 2000
Institutional Shares	18.06	1.03	(b)	0.04		1.07	(1.03)	—	—	(1.03)
Service Shares	18.07	0.98	(b)	0.05		1.03	(0.99)	—	—	(0.99)

For the Year Ended October 31, 1999
Institutional Shares	18.78	1.04		(0.71)		0.33	(1.04)	—	(0.01)	(1.05)
Service Shares	18.79	1.00		(0.72)		0.28	(0.99)	—	(0.01)	(1.00)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

86	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of year	Total return(a)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets		Ratio of expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate

$18.73	3.71%	$650,903	0.79%	4.97%		0.81%	4.95%		26%
18.74	3.45	1,165	1.04	4.72		1.06	4.70		26

19.09	2.69	728,021	0.72	5.59	(c)	0.74	5.57	(c)	34
19.10	2.38	1,371	0.97	5.34	(c)	0.99	5.32	(c)	34

19.71	14.70	744,329	0.73	6.12		0.75	6.10		30
19.73	14.41	1,299	0.98	5.86		1.00	5.84		30

18.33	5.59	325,732	0.81	6.38		0.81	6.38		26
18.35	5.44	1,181	1.06	6.10		1.06	6.10		26

18.57	0.59	374,121	0.81	6.05		0.81	6.05		16
18.57	0.29	1,180	1.06	5.80		1.06	5.80		16

$18.53	1.52%	$259,936	0.68%	2.73%		0.81%	2.60%		34%
18.54	1.22	2,867	0.93	2.49		1.06	2.36		34

19.04	4.21	184,246	0.68	4.41	(d)	0.82	4.27	(d)	15
19.06	4.00	2,159	0.93	4.16	(d)	1.07	4.02	(d)	15

19.20	12.07	117,813	0.68	5.54		0.89	5.33		40
19.21	11.79	1,931	0.93	5.26		1.14	5.05		40

18.10	6.15	81,484	0.68	5.72		0.92	5.48		39
18.11	5.89	1,043	0.93	5.47		1.17	5.23		39

18.06	1.83	116,163	0.68	5.65		0.92	5.41		10
18.07	1.57	1,022	0.93	5.46		1.17	5.22		10

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2003
Institutional Shares	$19.68	$0.73	(b)	$0.22		$0.95	$(0.73)	$(0.16)	$(0.89)
Service Shares	19.68	0.70	(b)	0.20		0.90	(0.68)	(0.16)	(0.84)

For the Year Ended October 31, 2002
Institutional Shares	19.69	0.76	(b)(d)	0.24	(d)	1.00	(0.76)	(0.25)	(1.01)
Service Shares	19.69	0.71	(b)(d)	0.24	(d)	0.95	(0.71)	(0.25)	(0.96)

For the Year Ended October 31, 2001
Institutional Shares	18.73	0.81	(b)	0.96		1.77	(0.81)	—	(0.81)
Service Shares (commenced December 26, 2000)	19.08	0.66	(b)	0.61		1.27	(0.66)	—	(0.66)

For the Year Ended October 31, 2000
Institutional Shares	18.24	0.78	(b)	0.51		1.29	(0.79)	(0.01)	(0.80)

For the Year Ended October 31, 1999
Institutional Shares	19.33	0.74		(0.93)		(0.19)	(0.74)	(0.16)	(0.90)

MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2003
Institutional Shares	$19.68	$0.72	(b)	$0.15		$0.87	$(0.72)	$(0.10)	$(0.82)
Service Shares	19.69	0.67	(b)	0.16		0.83	(0.67)	(0.10)	(0.77)

For the Year Ended October 31, 2002
Institutional Shares	19.45	0.75	(b)(d)	0.26	(d)	1.01	(0.75)	(0.03)	(0.78)
Service Shares	19.45	0.69	(b)(d)	0.28	(d)	0.97	(0.70)	(0.03)	(0.73)

For the Year Ended October 31, 2001
Institutional Shares	18.53	0.80	(b)	0.92		1.72	(0.80)	—	(0.80)
Service Shares (commenced December 26, 2000)	18.87	0.65	(b)	0.58		1.23	(0.65)	—	(0.65)

For the Year Ended October 31, 2000
Institutional Shares	18.07	0.78	(b)	0.46		1.24	(0.78)	—	(0.78)

For the Year Ended October 31, 1999
Institutional Shares	19.07	0.73		(0.90)		(0.17)	(0.73)	(0.10)	(0.83)

KANSAS TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2003
Institutional Shares	$19.03	$0.67	(b)	$0.18		$0.85	$(0.66)	$(0.03)	$(0.69)
Service Shares	19.03	0.62	(b)	0.18		0.80	(0.61)	(0.03)	(0.64)

For the Year Ended October 31, 2002
Institutional Shares	18.75	0.67	(b)(d)	0.28	(d)	0.95	(0.67)	— (e)	(0.67)
Service Shares	18.75	0.62	(b)(d)	0.29	(d)	0.91	(0.63)	— (e)	(0.63)

For the Period Ended October 31, 2001
Institutional Shares (commenced December 26, 2000)	18.00	0.62	(b)	0.75		1.37	(0.62)	—	(0.62)
Service Shares (commenced December 26, 2000)	18.00	0.58	(b)	0.75		1.33	(0.58)	—	(0.58)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.
(b)	Calculated based on average shares outstanding methodology.
(c)	Annualized.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(e)	Amount is less than $0.005 per share.

88	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$19.74	4.88%	$175,427	0.70%		3.69%		0.82%		3.57%		57%
19.74	4.64	5	0.95		3.52		1.07		3.40		57

19.68	5.30	174,059	0.70		3.93	(d)	0.77		3.86	(d)	42
19.68	5.05	23	0.95		3.70	(d)	1.02		3.63	(d)	42

19.69	9.62	180,437	0.70		4.25		0.81		4.14		55
19.69	6.78	19	0.95	(c)	3.26	(c)	1.06	(c)	3.15	(c)	55

18.73	7.17	40,753	0.70		4.23		0.94		3.99		56

18.24	(1.08)	40,243	0.70		3.90		0.93		3.67		35

$19.73	4.50%	$183,240	0.65%		3.64%		0.81%		3.48%		16%
19.75	4.29	1,252	0.90		3.39		1.06		3.23		16

19.68	5.31	164,365	0.65		3.88	(d)	0.78		3.75	(d)	20
19.69	5.10	893	0.90		3.58	(d)	1.03		3.45	(d)	20

19.45	9.43	141,608	0.65		4.20		0.82		4.03		21
19.45	6.60	184	0.90	(c)	3.27	(c)	1.07	(c)	3.10	(c)	21

18.53	7.05	38,448	0.65		4.29		0.95		4.09		29

18.07	(0.95)	42,641	0.65		3.91		0.92		3.64		21

$19.19	4.52%	$69,150	0.65%		3.47%		0.90%		3.22%		10%
19.19	4.26	2,176	0.90		3.21		1.15		2.96		10

19.03	5.23	63,079	0.65		3.61	(d)	0.90		3.36	(d)	8
19.03	4.97	2,121	0.90		3.35	(d)	1.15		3.10	(d)	8

18.75	7.72	44,432	0.65	(c)	4.01	(c)	1.11	(c)	3.55	(c)	10
18.75	7.50	1,487	0.90	(c)	3.22	(c)	1.36	(c)	2.76	(c)	10

COMMERCE FUNDS

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

The Commerce Funds:

We have audited the accompanying statements of assets and liabilities of Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund, portfolios of The Commerce Funds, (collectively, The Commerce Funds), including the statements of investments, as of October 31, 2003 and the related statements of operations for the year ended October 31, 2003, the statements of changes in net assets for each of the years or period in the two-year period ended October 31, 2003 and the financial highlights for each of the years or periods in the five-year period ended October 31, 2003. These financial statements and financial highlights are the responsibility of The Commerce Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 2003, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

December 19, 2003

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (SAI) includes additional information about the Trustees and is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 72 years (75 years with respect to Messrs. Weaver and Barron); or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations of Trustees by shareowners. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees†

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	9 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	9 years	Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City since July 1996. Vice President, Midwest Research Institute since January 1991. Director, Missouri Technological Corporation.	11	Director, Great Plains Energy since 1994.

John Joseph Holland c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 3/5/50	Trustee	9 years	Chairman and CEO, Butler Manufacturing Company, November 2001 to present; President and CEO, January 1999 to November 2001; Executive Vice President from June 1998 to January 1999; and Chief Financial Officer from January 1990 to June 1998.	11

Interested Trustees
*Warren W. Weaver c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/10/30	Trustee and President	7 years	Retired. Consultant to Commerce Bancshares, Inc. and its affiliates; Advisory Director of Commerce Bank, N.A.; former Vice Chairman, Commerce Bancshares, Inc. and Commerce Bank, N.A.	11	Advisory Director of Aon.

*Randall D. Barron c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/25/29	Trustee	9 years	Retired. Former President, Missouri Division, Southwestern Bell Telephone Company.	11
*	These Trustees are interested persons of the Trust for the following reasons. Mr. Barron owns stock of Commerce Bancshares, Inc. and Goldman, Sachs & Co.; Mr. Weaver is an officer of the Trust, an advisory director of Commerce Bank, N.A. and a consultant to Commerce Bancshares, Inc. and its affiliates.
†	Charles W. Peffer was elected to the Board of Trustees on November 12, 2003.
(1)	The “Fund Complex” consists of the Trust.
(2)	Directorships of companies required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

COMMERCE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	Chief Executive Officer	1 year	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director 1996 to 1998; and Managing Director, 1998 to present.

James A. McNamara Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 10/2/62	Vice President	4 years	Managing Director, Goldman, Sachs & Co., since December 1998; Vice President, Goldman, Sachs & Co., since April 1998. Senior Vice President and Eastern Regional Manager for Dreyfus Institutional Service Corp. from 1996 to 1998.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	3 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds since December 1998. Vice President of Fund Accounting, UMB Bank, from 1996 to 1998.

John M. Perlowski Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 11/7/64	Vice President	7 years	Managing Director, Goldman, Sachs & Co., since December 2003; Vice President, Goldman, Sachs & Co., July 1995 to November 2003; Director – Fund Treasury, Goldman, Sachs & Co., since July 1995.

Dee Moran Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/18/66	Vice President	2 years	Consultant for Goldman Sachs Asset Management since May 2000. Vice President, Goldman Sachs Asset Management, 1992 to 2000.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/23/69	Vice President	2 years	Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2001. Assistant Vice President, Commerce Bank, N.A., since 1999. Field Supervisor, NASDR, 1993 to 1999.

Peter W. Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Treasurer	1 year	Vice President, Goldman Sachs Asset Management, since July 2000. Vice President/Accounting Manager and employee for Prudential Investment Fund Management LLC in their mutual fund administration group from 1985 to 2000.

Philip V. Guica, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	4 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co. since May 1992.

W. Bruce McConnel III Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 2/7/43	Secretary	9 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Assistant Secretary	3 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Amy E. Curran Goldman, Sachs & Co. One New York Plaza New York, NY 10004 DOB: 9/3/69	Assistant Secretary	3 years	Vice President and Assistant General Counsel, Goldman, Sachs & Co. since 1998. Formerly an Associate of the law firm of Dechert Price & Rhoads, 1996 – 1998.

Howard B. Surloff Goldman, Sachs & Co. One New York Plaza New York, NY 10004 DOB: 6/21/65	Assistant Secretary	9 years	Associate General Counsel, Goldman, Sachs & Co. since 1993 and General Counsel of the U.S. Funds Group since January 1999. Assistant General Counsel since December 1997; Assistant General Counsel and Vice President, Goldman, Sachs & Co., since November 1995 and May 1994, respectively.

INVESTMENT ADVISER	DISTRIBUTOR
Commerce Investment Advisors, Inc.	Goldman, Sachs & Co.
32 Old Slip
INVESTMENT SUB-ADVISER,	New York, New York 10005
INTERNATIONAL EQUITY FUND
Bank of Ireland Asset Management (U.S.) Ltd.	ADMINISTRATOR
75 Holly Hill Lane	Goldman Sachs Asset Management
Greenwich, Connecticut 06830	32 Old Slip
New York, New York 10005
CUSTODIAN
State Street Bank & Trust Company	INDEPENDENT AUDITORS
225 Franklin Street	KPMG LLP
Boston, Massachusetts 02110	99 High Street
Boston, Massachusetts 02110
TRANSFER AGENT
Boston Financial Data Services, Inc.	LEGAL COUNSEL
330 W. 9th	Drinker Biddle & Reath LLP
3rd Floor	One Logan Square
Kansas City, Missouri 64105	18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

This Annual Report contains facts concerning The Commerce Funds’ objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services.The Commerce Funds are distributed by Goldman, Sachs & Co.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. The Investment Advisor believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

The Commerce Funds

Trustees

J. Eric Helsing, Chairman

Randall D. Barron

David L. Bodde

John J. Holland

Warren W. Weaver

Officers

Warren W. Weaver, President

Larry Franklin, Chief Executive Officer

James A. McNamara, Vice President

William Schuetter, Vice President

John M. Perlowski, Vice President

Dee Moran, Vice President

Joseph Reece, Vice President

Peter W. Fortner, Treasurer

Philip V. Giuca Jr., Assistant Treasurer

W. Bruce McConnel III, Secretary

Diana E. McCarthy, Assistant Secretary

Amy Curran, Assistant Secretary

Howard B. Surloff, Assistant Secretary

922 Walnut

Fourth Floor

Kansas City, Missouri 64106

www.commercefunds.com

1-800-995-6365

CB 5041

12/03

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Conduct for Senior Officers”). The Code of Conduct for Senior Officers is attached hereto as Exhibit 99.CODE.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Conduct for Senior Officers.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Conduct for Senior Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Charles W. Peffer is the registrant’s audit committee financial expert and is “independent” under the General Instructions to Item 3(a)(2) of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not Applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS

(a)(1)	Exhibit 99. CODE	The Commerce Funds Code of Conduct for Senior Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b)(1)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COMMERCE FUNDS

/s/ Larry E. Franklin

Larry E. Franklin
Chief Executive Officer
January 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Larry E. Franklin

Larry E. Franklin
Chief Executive Officer of
The Commerce Funds
January 9, 2004

/s/ Peter W. Fortner

Peter W. Fortner
Treasurer of
The Commerce Funds
January 9, 2004